UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant
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Filed by a Party other than the Registrant
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

VORNADO REALTY TRUST

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

VORNADO
REALTY TRUST

2025

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

This Proxy Statement is printed on recycled paper and is recyclable.

888 Seventh Avenue
New York, New York 10019
Notice of Annual Meeting of Shareholders to Be Held on May 22, 2025
To our Shareholders:
The 2025 Annual Meeting of Shareholders (the “Annual Meeting”) of Vornado Realty Trust, a Maryland real estate investment trust (“Vornado”, “we”, “us”, “our” or the “Company”), will be held virtually, via the Internet, on Thursday, May 22, 2025, beginning at 11:30 A.M., New York City time, for the following purposes:
(1)
To consider and vote upon the election of 10 persons to the Board of Trustees of the Company, each to serve until the 2026 Annual Meeting of Shareholders of the Company and until his or her successor is duly elected and qualified.

(2)
To consider and vote upon the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the current fiscal year.

(3)
To consider and vote upon the approval of a non-binding, advisory resolution on executive compensation as described in the Proxy Statement.

(4)
To transact any other business as may properly come before the meeting and any postponement or adjournment of the Annual Meeting.

The Board of Trustees of the Company has fixed the close of business on March 24, 2025, as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting.
To attend the virtual 2025 Annual Meeting, you will need to access www.virtualshareholdermeeting.com/VNO2025 and enter the 16-digit control number found on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials. There is no physical location for the Annual Meeting. We encourage you to allow ample time for online check-in, which will begin at 11:15 A.M. New York City time. Additional details regarding how to participate in the Annual Meeting can be accessed at the Company’s website, www.vno.com or at www.proxyvote.com. For further information on how to attend and participate in the meeting please see “Questions and Answers About the Annual Meeting, How do you attend, vote and ask questions during the meeting?”
Please review the accompanying Proxy Statement and proxy card or voting instruction form. Whether or not you plan to attend the meeting, it is important that your shares be represented and voted. You may authorize your proxy through the Internet or by touch-tone telephone as described on the proxy card or voting instruction form. Alternatively, you may sign the proxy card or voting instruction form and return it in accordance with the instructions included with the proxy card or voting instruction form. You may revoke your proxy by (1) timely executing and submitting a later-dated proxy card or voting instruction form, (2) subsequently authorizing a proxy through the Internet or by telephone, (3) timely sending a written revocation of proxy to our Secretary at our principal executive office located at 888 Seventh Avenue, New York, New York 10019, or (4) attending the meeting and voting via the Internet (but your attendance at the virtual Annual Meeting will not automatically revoke your proxy unless you validly vote again during the Annual Meeting). To be effective, later-dated proxy cards, voting instruction forms, proxies authorized via the Internet or telephone, or written revocations of proxies must be received by us by 11:59 P.M., New York City time, on Wednesday, May 21, 2025.
By Order of the Board of Trustees,
Steven J. Borenstein
Secretary
April 8, 2025

VORNADO
REALTY TRUST

PROXY STATEMENT SUMMARY

This summary highlights certain information that is covered elsewhere in this Proxy Statement. You are encouraged to read our complete Proxy Statement before voting.

Annual Shareholders Meeting

Date: May 22, 2025

Time: 11:30 a.m., New York City time

Meeting Agenda: The meeting will cover the proposals listed under "Voting Matters and Vote Recommendations" below, and any other business that may properly come before the meeting.

Virtual Website: www.virtualshareholdermeeting.com/VNO2025

Mailing Date: This Proxy Statement was first mailed to shareholders on or about April 8, 2025.

Voting: Shareholders as of the close of business on the record date are entitled to vote. Each common share of Vornado Realty Trust is entitled to one vote for each trustee nominee and one vote for each of the other proposals.

Voting Matters and Vote Recommendations

Management Proposals	Board Recommendations	See Page
Election of 10 Trustees	✓ For	4
Ratification of appointment of Independent Registered Public Accounting Firm	✓ For	67
Advisory resolution on executive compensation	✓ For	69

Vote in Advance of the Meeting

Vote your shares at www.proxyvote.com

Call toll-free number 1-800-690-6903

Have your Notice of Internet Availability or proxy card for the 16-digit Control Number needed to vote.

Sign, date, and return the enclosed proxy card or voting instruction form.

Vote Online During the Meeting

See page 2

"How do you attend, vote and ask questions during the meeting?" for details on voting your shares.

VORNADO REALTY TRUST	ii
2025 PROXY STATEMENT SUMMARY
Company Overview
Vornado Realty Trust (“Vornado”, “we”, “us”, “our,” or the “Company”) is a fully integrated Maryland real estate investment trust (“REIT”) with a collection of premier assets and a focused strategy of maintaining its leading positions in New York City Class A office and retail. While concentrated in New York, Vornado also has premier office assets in Chicago and San Francisco, and maintains a 32.4% interest in Alexander’s, Inc. (“Alexander’s”) (NYSE: ALX), which owns five properties in the greater New York metropolitan area. Vornado is a real estate industry leader in sustainability, owning and operating more than 27 million square feet of LEED (Leadership in Energy and Environmental Design) certified buildings, representing 100% of our certifiable office portfolio, with over 24 million square feet at LEED Gold or Platinum.
Our business objective is to maximize shareholder value. We intend to achieve this objective by continuing to pursue our investment philosophy and to execute our operating strategies through:
•
Maintaining a superior team of operating and investment professionals and an entrepreneurial spirit;

•
Investing in properties in select markets, such as New York City, where we believe there is a high likelihood of capital appreciation;

•
Acquiring quality properties at a discount to replacement cost and where there is a significant potential for higher rents;

•
Developing and redeveloping properties to increase returns and maximize value; and

•
Investing in operating companies that have a significant real estate component.

Exceptional 2024 Share Performance:

iii	VORNADO REALTY TRUST
2025 PROXY STATEMENT SUMMARY
2024 Business Highlights
During 2024, we made significant progress executing on our goals and positioning Vornado for future growth, accomplishing the following strategic initiatives:
•
We leased approximately 3.4 million square feet in 2024 (2.4 million square feet at share), including the Bloomberg L.P. renewal at 731 Lexington Avenue, an increase of 24% over last year. Our 2.7 million of office square footage was leased at a market leading $104 per square feet average initial rents.

•
We leased 1.4 million square feet at over $100 per square foot average initial rents.

•
We continued the redevelopment of THE PENN DISTRICT, positioning Vornado to capitalize on the enormous opportunity we have on the West Side of Manhattan, including:

◦
Completion of PENN 2 (1.8 million square feet as expanded), on top of Penn Station, New York’s main transportation hub—the largest rail hub in North America.

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Entered into a lease for Manhattan’s first Primark, in THE PENN DISTRICT.

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Continued leasing of retail space at the newly expanded Long Island Rail Road Concourse.

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Readied PENN 15 site, with plans to develop a premier office tower on the site.

•
We entered into an agreement to sell UNIQLO the portion of its flagship store at 666 Fifth Avenue owned by Vornado’s retail joint venture for $350 million (transaction closed in January 2025).

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Refinanced $2.0 billion of mortgage loans in 2024.

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Executed a new $915 million unsecured revolving credit facility maturing in 2029, replacing the $1.25 billion facility that was due to mature in April 2026.

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Entered into over $850 million of interest rate swap arrangements.

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Became the first major U.S. real estate owner and operator to achieve 100% LEED certification across our entire portfolio of certifiable buildings and received the following accolades:

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GRESB’s five-star rating and an assessment score of 92, placing us in the top 3% within Americas/Listed, and the “Green Star” distinction for the twelfth consecutive year,

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the National Association of Real Estate Investment Trusts’ (“NAREIT”) inaugural “The Impact at Scale Award,” for implementing operational initiatives in THE PENN DISTRICT that advance corporate sustainability and deliver measurable impact, and

◦
were recognized as an EPA ENERGY STAR Partner of the Year with the distinction of having demonstrated nine years of sustained excellence.

Shareholder Engagement and Board Responsiveness
At our 2024 Annual Meeting of Shareholders, our say-on-pay proposal received the support of approximately 57% of our common shares of beneficial interest, par value $0.04 per share (“Shares”). This result was below the level of support for our recent prior annual say-on-pay votes. Our Board values shareholder feedback and we engaged in a robust shareholder outreach program in response to the vote. Since our 2024 Annual Meeting, we spoke with shareholders representing approximately 68% of our outstanding Shares (as of December 31, 2024). Our Lead Independent Trustee and/or the Chairman of our Compensation Committee participated in conversations with several of our largest shareholders.
In addition to our engagements and discussions in the ordinary course of business, we engaged directly with our investors in various forums and conferences.
The key topics discussed with shareholders related to the June 2023 Equity Awards and the Development Fee Pool, each of which are described in more detail below under “Compensation Discussion and Analysis—Description of Awards”. The following table summarizes key topics discussed with shareholders during our recent 2024 and 2025 engagement process, the feedback we received and the actions taken in response:

VORNADO REALTY TRUST	iv
2025 PROXY STATEMENT SUMMARY
	What we Heard	How we Responded
June 2023 Awards
•
Several of our shareholders that voted against our 2024 say-on-pay proposal expressed to us that their vote was a one-time registration of disapproval given the adoption of two unique programs—the June 2023 Equity Awards and the Development Fee Pool—in the same year. However, they understood the rationale for each of these programs and did not see the need for structural changes to such programs since they have already been adopted.

•
Other shareholders expressed that they generally understood the rationale for frontloading equity awards through the June 2023 Equity Awards given the difficult climate for office REITs in early 2023 and retention issues that the Company faced, and recognized that the plan has been very effective at retention, with the Company retaining all key employees and over 95% of total plan participants since June 2023.

•
While shareholders generally appreciated that the June 2023 Equity Awards were frontloaded awards rather than additive, special awards, certain shareholders expressed their preference that this structure not be repeated on a regular basis going forward.

•
The Compensation Committee maintained its commitment and did not grant any equity awards to named executive officers (“NEOs”) (or other June 2023 Equity Award recipients) in 2024 or 2025.

•
The Compensation Committee recognizes shareholders’ expressed preference to generally not issue additive special awards and understands that shareholders generally prefer the use of annual equity awards compared to frontloaded grants. The Compensation Committee intends to take such feedback into account in designing future compensation programs.

Development Fee Pool
•
A few shareholders expressed concern that the Development Fee Pool could lead to potential conflicts of interest with management incentivized to enter into joint ventures for future development projects, rather than develop the projects solely on the Company’s balance sheet.

•
Certain shareholders were dissatisfied that all 2023 Development Fee Pool allocations were made to NEOs and they expressed a preference that future allocations be distributed to a broader group of employees.

•
The Company has committed that all joint venture transactions providing for development fees payable to the Company must be approved by the Company’s Board of Trustees (the “Board”), which will determine if the proposed joint venture transaction, taken as a whole, is in the best interests of the Company.

•
The Compensation Committee intends to include non-NEOs that work on and support our new developments in future Development Fee Pool allocations.

v	VORNADO REALTY TRUST
2025 PROXY STATEMENT SUMMARY
The following graphic summarizes the performance periods and outcomes for our recent performance-based equity grants. The performance hurdles for the Outperformance Plan (“OPP”) awards granted in each of 2015, 2016, 2017, 2018 and 2020 and the performance-conditioned appreciation-only operating partnership (“Performance AO LTIP”) awards granted in 2019 did not meet the applicable performance condition and accordingly each of those awards were forfeited in their entirety. For purposes of the table below, we measured the Company’s absolute and relative performance under the 2022 Long-Term Performance Plan (“LTPP”) as of its final measurement period in January 2025. We measured the 2023 LTPP as of December 31, 2024, though the actual number of units that will be earned will depend on actual performance through the end of the applicable measurement period. The “required price to begin earning” set forth below represents the adjusted Share price after reflecting adjustments for the Company’s spin-offs of Urban Edge and JBG Smith.

Performance Programs	2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026	Status	Payout as a % of Maximum	Required Price to Begin Earning
2015	100% Completed	Forfeited	0%	$114.58
2016	100% Completed	Forfeited	0%	$83.41
2017	100% Completed	Forfeited	0%	$95.83
2018	100% Completed	Forfeited	0%	$73.67
2019	100% Completed	Forfeited	0%	$68.88
2020	100% Completed	Forfeited	0%	$39.69
2021	100% Completed	Partially Earned	68%	$40.45
2022	100% Completed	Partially Earned	64%	N/A
Jan 2023 LTPP	75% Completed	Tracking to partially earn	98%	N/A
June 2023 AO LTIPs	45% Completed	Fully Earned	100%	N/A

Recent Long-Term Performance Plan Performance
2021 OPP
Our 2021 OPP provided participants the opportunity to earn equity awards if Vornado achieved certain absolute total shareholder returns and/or outperformed a benchmark weighted index of other office and retail real estate companies. At the completion of the final measurement period in January 2025, Vornado’s total shareholder return (“TSR”) over the measurement period was 36.4% compared to a 9.14% return for the weighted peer index during such period, resulting in a total of 827,644 OPP units earned (including units issued in respect of dividend accruals), representing approximately 68% of the maximum potential 1,219,354 OPP units that were issued in January 2021.
2022 LTPP
Our 2022 LTPP provided participants the opportunity to earn equity awards based on operational and relative TSR performance. 50% of the LTPP units were eligible to be earned based on our relative TSR performance over a three-year period ending in January 2025 and 50% were eligible to be earned based on the achievement of specified operating/sustainability performance measures over a one-year period ending December 31, 2022, in each case with further modifiers based on the Company’s absolute TSR over a three-year period. Upon completion of the final measurement period in January 2025, and taking into account awards in respect of operational performance that were already issued in April 2023, a total of 240,027 LTPP units were earned, representing approximately 64% of the maximum potential 377,494 LTPP units that were eligible to be earned by plan participants.

VORNADO REALTY TRUST	vi
2025 PROXY STATEMENT SUMMARY
Executive Compensation Philosophy
Our compensation program is based on a pay-for-performance philosophy and is designed to incentivize executives to achieve financial and strategic goals that are aligned with the Company’s long-term business strategy and the creation of sustained, long-term value for our shareholders.
The objectives of the program include:
RETAIN	a highly experienced, “best-in-class” team of executives who have worked together as a team for a long period of time and who make major contributions to our success.
ATTRACT	other highly qualified executives to strengthen that team as needed.
MOTIVATE	our executives to contribute to the achievement of company-wide and business-unit goals as well as to pursue individual goals.
EMPHASIZE	equity-based incentives with long-term performance measurement periods and vesting conditions.
ALIGN	the interests of executives with shareholders by linking payouts under annual incentives to performance measures that promote the creation of long-term shareholder value.
ACHIEVE	an appropriate balance between risk and reward in our compensation programs that does not encourage excessive or inappropriate risk-taking.

vii	VORNADO REALTY TRUST
2025 PROXY STATEMENT SUMMARY
Board and Committee Refreshment
Over the last nine years, we have added four new independent Trustees, comprising 40% of our Board: Ms. Hamza Bassey, Mr. Helman, Mr. McGuire and Ms. Puri.
We are also focused on committee rotation and have made committee assignment changes in recent years. In 2020, we appointed Ms. Puri as Chair of the Audit Committee, in 2021 we added Ms. Hamza Bassey to the Compensation Committee, in 2022 we added Ms. Hamza Bassey to the Audit Committee and in 2023 we added Mr. McGuire to the Compensation Committee.
As demonstrated by our Board’s actions over the past several years, we remain committed to ongoing Board refreshment and will continue to pursue qualified, candidates with diverse skills for election to our Board.
The following charts summarize the composition of our Board following our recent refreshment:
In the past six years, our Board added three new independent Trustees:
•
Ms. Hamza Bassey joined our Board in 2020. She is currently Advisor to the Board of Directors of Atlas Mara Ltd, and previously served as the Group General Counsel, Chief Compliance Officer and Corporate Secretary of Atlas Mara Ltd., an African-focused banking group. She has brought to the Board legal, investment, financial and international experience.

•
Mr. Helman joined our Board in 2019. He is a general partner at Greylock Partners and has brought to the Board investment, technology, private equity, capital markets, and public company board experience.

•
Mr. McGuire joined our Board in 2022. He is President of Lazard, Inc. and was previously Vice Chairman of Citigroup and Chairman of Citi’s Banking, Capital Markets and Advisory business and brings investment, financial, capital markets and strategic experience.

We believe that the balance of skills and experiences of our Board members, enhanced by the fresh perspectives brought by our newer Trustees, and the industry and company-specific expertise and institutional knowledge of our longer-tenured Trustees, provide substantive support for the Board’s oversight of the Company’s business and strategy. In combination with Board refreshment, we have also rotated committee memberships to bring new perspectives to committees.

VORNADO REALTY TRUST	viii
2025 PROXY STATEMENT SUMMARY
Sustainability, People and Governance Highlights
Our Board is committed to sound governance practices designed to promote the long-term interests of shareholders and to strengthen Board and management accountability. Many of these governance practices were influenced by and responsive to shareholder feedback over the years.
BOARD OF TRUSTEES

✓
Highly engaged, experienced Board with diverse skills and expertise

✓
Commitment to Board refreshment

✓
80% of the Board is independent and independent Trustees conduct regular executive sessions

✓
30% of our Board members are female and 30% are racially/ethnically diverse

✓
Lead Independent Trustee with significant authority and responsibility

✓
Annual Board and committee self-evaluations

✓
Annual review of Board leadership structure

✓
Robust share ownership guidelines that align the interests of Trustees with those of our shareholders

✓
Three of our Board members each own more than 1% of our Shares

✓
Actively engaged in strategic, risk and management oversight, including cybersecurity matters

✓
Active approach to management succession planning

✓
Corporate Governance and Nominating Committee oversees our sustainability initiatives and the full Board receives sustainability presentations from management on a regular basis

✓
Corporate Governance and Nominating Committee oversees and monitors internal compliance with ethical and employee policies

✓
Strictly restrict political contributions on behalf of the Company and compliance with that policy is subject to the oversight of the Corporate Governance and Nominating Committee; Consistent with Vornado’s past practices, we did not make any direct political contributions to candidate campaigns in 2024

GOVERNANCE PRACTICES

✓
Robust and ongoing shareholder engagement program and demonstrated responsiveness to feedback

✓
Annual Trustee elections and committee appointments

✓
Market standard proxy access

✓
Shareholders may amend our Bylaws

✓
Annual say-on-pay voting

✓
Trustee resignation policy in uncontested elections for failure to receive a greater number of “for” votes than “withhold” votes

✓
No poison pill

✓
Declaration of Trust may be amended by a majority vote of the Board and a majority vote of outstanding shares (excluding limited provisions to protect REIT tax status and removal of Trustees)

ix	VORNADO REALTY TRUST
2025 PROXY STATEMENT SUMMARY
COMPENSATION PRACTICES

✓
Significant portion of long-term compensation is in the form of performance-based equity, which requires the achievement of significant performance hurdles to have any value

✓
2022 and 2023 executive compensation program incorporated sustainability metrics in the LTPPs

✓
In addition to our claw-back policy required by New York Stock Exchange (“NYSE”) rules, we have an enhanced claw-back policy, subject to the oversight of the Corporate Governance and Nominating Committee, that also provides for potential claw-backs for violations of Company policies as well as for bad faith or dishonest actions or receipt of an improper personal benefit

✓
Formula-driven annual bonus plan cap

✓
Actual Total Realized Compensation of our Chief Executive Officer (“CEO”) and other NEOs is aligned with actual Share performance

✓
Anti-hedging and anti-pledging policies

✓
Our equity plans have a double-trigger equity acceleration upon a change of control

✓
No excessive perks and no retirement plan other than a 401(k)

✓
No tax gross-ups

✓
CEO is required to hold Company equity having a value equal to at least 6x his salary and each of our other NEOs is required to hold Company equity with a value equal to at least 3x such executive’s salary

VORNADO REALTY TRUST	x
2025 PROXY STATEMENT SUMMARY
SUSTAINABILITY, PEOPLE AND GOVERNANCE

✓
Industry-leading sustainability program

✓
The first major U.S. real estate owner and operator to achieve 100% LEED certification across our entire portfolio of certifiable buildings

✓
EPA ENERGY STAR Partner of the Year Award with Sustained Excellence received nine times

✓
Global Real Estate Sustainability Benchmark Green Star Ranking in every year since 2013, with an “A” grade for our public disclosure

✓
NAREIT’s The Impact at Scale Award in 2024

✓
Reporting pursuant to SASB framework in Sustainability report, examined by third party and furnished to the Securities and Exchange Commission on a Form 8-K filing

✓
Signatory of the Task Force on Climate-related Financial Disclosures

✓
Respondent to Carbon Disclosure Project (CDP) beginning in 2021

✓
Comprehensive medical, vision and dental insurance, 401(k) employer match and HSA contributions

✓
A stipend for employees expanding family through adoption, surrogacy or IVF to assist with costs not covered by medical insurance

✓
Employee wellness programs and incentives

✓
Strong Code of Business Conduct and Ethics applies to all Trustees, executive officers and employees

✓
Employee policies and manuals prohibit discrimination, bribes, money laundering and other corruption

✓
Restrictions on conflicts of interest

✓
Established and circulated straight-forward procedures for reporting any policy violations or other wrongdoing

✓
Comply with all applicable laws and regulations regarding employing child labor, respecting human rights and not purchasing conflict minerals

✓
Refreshed and renewed anti-harassment policy

✓
Through our volunteer program, Vornado Volunteers, employees are granted one day of paid time off per calendar year to volunteer for a cause of their choice

Please also see our Chairman’s Letter that can be found on our website at www.vno.com/chairmansletter. Our Chairman’s Letter is not a part of, or incorporated by reference in, this Proxy Statement.

a	VORNADO REALTY TRUST

VORNADO REALTY TRUST	b

c	VORNADO REALTY TRUST

VORNADO REALTY TRUST	1
2025 Proxy Statement

888 Seventh Avenue
New York, New York 10019
PROXY STATEMENT
Annual Meeting of Shareholders to Be Held on May 22, 2025
The accompanying proxy is being solicited by the Board of Trustees (the “Board of Trustees” or the “Board”) of Vornado Realty Trust, a Maryland real estate investment trust (“we,” “us,” “our,” the “Company” or “Vornado”), for exercise at our 2025 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Thursday, May 22, 2025, beginning at 11:30 A.M., New York City time, virtually via the Internet. Our principal executive office is located at 888 Seventh Avenue, New York, New York 10019. Our proxy materials, including this proxy statement, the Notice of Annual Meeting of Shareholders, the proxy card or voting instruction form and our 2024 Annual Report are being distributed and made available on or about the date of this proxy statement.
In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide our shareholders access to our proxy materials on the Internet. Accordingly, a notice of Internet availability of proxy materials will be mailed on or about the date of this proxy statement to our shareholders of record as of the close of business on March 24, 2025. Shareholders may (1) access the proxy materials on the website referred to in the notice or (2) request that a printed set of the proxy materials be sent, at no cost to them, by following the instructions in the notice. You will need your 16-digit control number that is included with the notice mailed on or about the date of this proxy statement, to authorize your proxy for your Shares (as defined below) through the Internet. If you are a shareholder of the Company as of the close of business on March 24, 2025 and have not received a copy of this notice of Internet availability, please contact our investor relations department at 201-587-1000 or send an e-mail to inquiries@vno.com. If you wish to receive a printed version of these materials, you may request them at www.proxyvote.com or by dialing 1-800-579-1639 and following the instructions at that website or phone number.

2	VORNADO REALTY TRUST
2025 PROXY STATEMENT
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

How do you vote?
If you hold your common shares of beneficial interest, par value $0.04 per share (our “Shares”), of record in your own name as a registered holder, you may vote over the Internet at the Annual Meeting or you may authorize a proxy to vote your shares over the Internet (at www.proxyvote.com), by telephone (at 1-800-690-6903) or by executing and returning a proxy card. Once you authorize a proxy, you may revoke that proxy by (1) timely executing and submitting a later-dated proxy card or voting instruction form, (2) subsequently authorizing a proxy through the Internet or by telephone, (3) timely sending a written revocation of your proxy to our Secretary at our principal executive office or (4) attending the Annual Meeting and voting via the Internet (but your attendance alone at the Annual Meeting will not automatically revoke your proxy unless you also validly vote again during the Annual Meeting).
If you hold your shares in “street name” (that is, as beneficial owner through a bank, broker or other nominee), your broker or nominee will not be permitted to vote your Shares (other than with respect to the ratification of the appointment of our independent registered public accounting firm) unless you provide instructions to your broker or other nominee on how to vote your Shares. If you hold your Shares in “street name,” you will receive instructions and a voting instruction form from your nominee that you must follow in order to have your proxy authorized, or you may contact your nominee directly to request these voting instructions. You should instruct your broker or nominee how to vote your Shares by following the directions provided by your broker or nominee.
To be effective, later-dated proxy cards, voting instruction forms, proxies authorized via the Internet or telephone or written revocations of proxies must be received by us by 11:59 P.M., New York City time, on Wednesday, May 21, 2025.
We will pay the cost of soliciting proxies. We have hired MacKenzie Partners, Inc. to solicit proxies for a fee not to exceed $6,500. In addition to solicitation by mail, by telephone and by e-mail or the Internet, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to their principals and we may reimburse them for their expenses in so doing. Members of our Board and members of management of the Company may also solicit proxies.
Who is entitled to vote?
Only holders of record of our Shares as of the close of business on March 24, 2025 are entitled to notice of and to vote at the Annual Meeting. We refer to this date as the “record date.” On that date, 191,948,157 of our Shares were outstanding and entitled to vote at the Annual Meeting. Holders of Shares as of the close of business on the record date are entitled to one vote per Share on each matter properly presented at the Annual Meeting.
How do you attend, vote and ask questions during the meeting?
This year’s Annual Meeting will be a virtual meeting of shareholders conducted via live audio webcast. To be admitted to the Annual Meeting, you must have been a shareholder at the close of business on the record date of March 24, 2025 or be the legal proxy holder or qualified representative of such shareholder. The virtual Annual Meeting will afford shareholders the same rights as if the meeting were held in person, including the ability to vote shares electronically at the Annual Meeting and to ask questions in accordance with the rules of conduct for the meeting, which will be available on www.virtualshareholdermeeting.com/VNO2025 during the Annual Meeting.
To attend and participate in the virtual meeting, please visit www.virtualshareholdermeeting.com/VNO2025. You will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials) to access the virtual meeting.
Shareholders must provide advance written notice to the Company if they intend to have a legal proxy (other than the persons appointed as proxies on the Company’s proxy card) or a qualified representative attend the Annual Meeting on their behalf. The notice must include the name and address of the legal proxy holder or qualified representative and must be received by the Company by 5:00 p.m. New York City time on May 9, 2025 in order to allow enough time to register such person to attend the Annual Meeting.

VORNADO REALTY TRUST	3
2025 PROXY STATEMENT
If you have not voted your Shares prior to the Annual Meeting or you wish to change your vote, you will be able to vote or re-vote your Shares electronically during the Annual Meeting by clicking “Vote Here” on the meeting website. Whether or not you plan to attend the Annual Meeting, you are encouraged to vote your Shares prior to the Annual Meeting date by one of the methods described in this proxy statement.
If you wish to submit a question, you may do so live during the Annual Meeting by attending the Annual Meeting at www.virtualshareholdermeeting.com/VNO2025 and following the instructions for submission of questions.
Only questions pertinent to meeting matters will be answered during the Annual Meeting, subject to time constraints. If any questions pertinent to meeting matters cannot be answered during the Annual Meeting due to time constraints, we will post and answer a representative set of these questions online at https://investors.vno.com. The questions and answers will be available as soon as reasonably practicable after the Annual Meeting and will remain available until one week after posting.
Attendance at the Annual Meeting is subject to capacity limits set by the virtual meeting platform provider. If you have any technical difficulties or any questions regarding the virtual meeting website, our platform provider will be ready to assist you. If there are any technical issues in convening or hosting the Annual Meeting, we will promptly post information to our investor relations website, https://investors.vno.com, including information on when the Annual Meeting will be reconvened.
What is the quorum necessary for the meeting?
The holders of a majority of the outstanding Shares entitled to vote as of the close of business on the record date, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.
How will votes be counted?
Any proxy, properly executed and returned, will be voted as directed and, if no direction is given, will be voted as recommended by the Board of Trustees in this proxy statement and in the discretion of the proxy holder as to any other matter that may properly come before the Annual Meeting. A broker non-vote or an abstention from voting, as applicable, will count for the purposes of determining a quorum, but will not be treated as votes cast and will have no effect on the result of the votes on any of the proposals. Any proxy marked “withhold” will count for the purposes of determining a quorum and will have no effect on the result of the votes on election of Trustees, but, if any nominee for Trustee fails to receive approval of a majority of the votes cast (for this purpose, more “for” votes cast than “withhold” votes with respect to the applicable nominee), that Trustee must tender his or her offer of resignation to the Board of Trustees for its consideration. A broker non-vote is a vote that is not cast on a non-routine matter by a broker because the Shares entitled to be voted are held in street name, the broker lacks discretionary authority to vote the Shares on that matter and the broker has not received voting instructions from the beneficial owner.
The election of each of our nominees for Trustee (Proposal 1) requires a plurality of the votes cast at the duly called Annual Meeting, with a quorum present; however, any nominee for Trustee who does not receive the approval of a majority of the votes cast (more “for” votes than “withhold” votes with respect to the applicable nominee) will be required, pursuant to our Corporate Governance Guidelines, to tender his or her offer of resignation to the Board of Trustees for its consideration. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm (Proposal 2) and the approval of the non-binding, advisory vote on executive compensation (Proposal 3) each require the affirmative vote of a majority of the votes cast on such matter at the Annual Meeting.

4	VORNADO REALTY TRUST
2025 PROXY STATEMENT
PROPOSAL 1: ELECTION OF TRUSTEES

Trustees Standing for Election
Our Board has 10 Trustees, all of whom have been nominated for election at our Annual Meeting. Our Board, on the recommendation of our Corporate Governance and Nominating Committee, has nominated each of Mr. Steven Roth, Ms. Candace K. Beinecke, Mr. Michael D. Fascitelli, Ms. Beatrice Hamza Bassey, Mr. William W. Helman IV, Mr. David M. Mandelbaum, Mr. Raymond J. McGuire, Ms. Mandakini Puri, Mr. Daniel R. Tisch and Mr. Russell B. Wight, Jr. for election at our Annual Meeting. If elected, such persons will serve until the Annual Meeting of Shareholders in 2026 and until their respective successors are duly elected and qualified. Each of these nominees currently serves as a member of our Board.
Unless you direct otherwise in your signed and returned proxy, each of the persons named in the accompanying proxy will vote your Shares for the election of each of the 10 nominees for Trustees. If any nominee at the time of election is unavailable to serve, it is intended that each of the persons named in the proxy as a proxy holder will vote for an alternate nominee who will be recommended by the Corporate Governance and Nominating Committee of our Board and nominated by the Board. Alternatively, the Board may reduce the size of the Board and the number of nominees. Proxies may be exercised only for the nominees named or such alternates. We do not currently anticipate that any nominee for Trustee will be unable to serve as a Trustee.
The Board of Trustees recommends that shareholders vote “FOR” the election of each of the nominees listed below to serve as a Trustee until the Annual Meeting of Shareholders in 2026 and until his or her respective successor has been duly elected and qualified.
Under our Bylaws, a plurality of all the votes cast at the Annual Meeting, if a quorum is present, is sufficient to elect a Trustee. A “withhold” vote or an abstention, as applicable, and broker non-votes will count for the purposes of determining a quorum but will not be counted as votes cast and will have no effect on the result of this vote. However, any Trustee who does not receive the affirmative vote of a majority of the votes cast for his or her election to the Board (for this purpose, a greater number of “for” votes than “withhold” votes) in an uncontested election (such as this election) will be required, pursuant to our Corporate Governance Guidelines, to tender his or her offer of resignation to the Board for its consideration.
The following table lists the nominees for election to the Board to serve until the 2026 Annual Meeting of Shareholders and until his or her successor is duly elected and qualified. For each such person, the table lists the age, principal occupation, position presently held with the Company, if any, and the year in which the person first became a member of our Board or a director of our predecessor, Vornado, Inc.

VORNADO REALTY TRUST	5
2025 PROXY STATEMENT
(1)
Beneficially owns in excess of 1% of our Shares.

(2)
Independent pursuant to the rules of the NYSE as determined by the Board.

6	VORNADO REALTY TRUST
2025 PROXY STATEMENT
(2)
Independent pursuant to the rules of the NYSE as determined by the Board.

VORNADO REALTY TRUST	7
2025 PROXY STATEMENT
(1)
Beneficially owns in excess of 1% of our Shares.

(2)
Independent pursuant to the rules of the NYSE as determined by the Board.

8	VORNADO REALTY TRUST
2025 PROXY STATEMENT
(1)
Beneficially owns in excess of 1% of our Shares.

(2)
Independent pursuant to the rules of the NYSE as determined by the Board.

VORNADO REALTY TRUST	9
2025 PROXY STATEMENT
Relationships Among our Trustees
We are not aware of any family relationships among any of our Trustees or executive officers or persons nominated or chosen by us to become Trustees or executive officers.
Messrs. Roth, Mandelbaum and Wight are general partners of Interstate. Since 1992, Vornado has managed all the operations of Interstate for a fee as described in “Certain Relationships and Related Transactions—Transactions Involving Interstate Properties.”
Messrs. Roth, Mandelbaum and Wight and Ms. Puri are also directors of Alexander’s. As of the record date, the Company, together with Interstate and its general partners, beneficially owns approximately 58% of the outstanding common stock of Alexander’s.
For more information concerning Interstate, Alexander’s and other relationships involving our Trustees, see “Certain Relationships and Related Transactions.”

10	VORNADO REALTY TRUST
2025 PROXY STATEMENT
CORPORATE GOVERNANCE
OUR MISSION AND CULTURE
Our mission is to execute on the objectives and strategy that we set out in our Annual Report on Form 10-K.
Our goal, culture and intent are to do so in a manner that:
•
adds value to the communities in which we operate;

•
provides a rewarding, engaging and motivating environment for our employees; and

•
accomplishes our mission while seeking to maintain the highest ethical standards in a sustainable manner.

Governance Highlights
Regular Shareholder Engagement
•
We, at least annually, offer to meet in person or virtually, with shareholders representing over 50% of our Shares.

•
Ms. Candace K. Beinecke, our Lead Independent Trustee, has participated in many of these meetings.

Strong, Independent, Diverse and Engaged Board
•
In the past nine years, our Board has added four new independent Trustees to the Board. We are committed to a continuous process of Board refreshment.

•
In 2020, our Board appointed Ms. Puri to be Chair of our Audit Committee, in 2021, our Board appointed Ms. Hamza Bassey as a member of our Compensation Committee, in 2022, our Board appointed Ms. Hamza Bassey as a member of our Audit Committee and in 2023, our Board appointed Mr. McGuire as a member of our Compensation Committee.

•
80% of our Board is independent, with the only non-independent members being the current and former Chief Executive Officers.

•
30% of our Board members are female and 30% are racially/ethnically diverse.

•
Our Board members are invested in our Company: they are required (within five years of election) to hold Company equity having a value of at least 5x their annual cash retainer. Three of our Board members each currently own more than 1% of our Shares.

•
We have a Lead Independent Trustee with significant authority and responsibility.

•
Our Board is actively engaged in strategic, risk and management oversight, including cybersecurity matters, and has robust strategic discussions at every regularly scheduled Board meeting.

•
Our Board receives regular updates from senior management on sustainability matters and actively monitors and oversees these areas.

•
Our Board and Board Committees undertake a robust self-evaluation at least annually led by our Lead Independent Trustee.

•
Our Board actively monitors, oversees and participates in management succession planning.

VORNADO REALTY TRUST	11
2025 PROXY STATEMENT

•
The diverse skills and experiences of our Board members, enhanced by the fresh perspectives brought by our newer Trustees, and the industry and company-specific expertise and institutional knowledge of our longer-tenured Trustees, support the Board’s oversight of Company business and strategy.

•
Our Board directly, and through the Corporate Governance and Nominating Committee, actively monitors our sustainability initiatives and compliance with our ethical and social policies.

Strong Shareholder Rights
•
We have a single class of Trustees, elected annually.

•
We have adopted proxy access with a 3/3/20/20 market standard.

•
Our shareholders may amend our Bylaws.

•
We require a Trustee to tender his or her offer of resignation if he or she does not receive majority support in uncontested elections.

•
In addition to our claw-back policy required by the New York Stock Exchange (“NYSE”) rules, we have an enhanced claw-back policy that also provides for potential claw-backs for violations of Company policies as well as for bad faith or dishonest actions or receipt of an improper personal benefit.

•
We have anti-hedging and anti-pledging policies.

•
We do not have a poison pill.

•
Our Declaration of Trust may be amended by approval of the Board and a majority vote of our outstanding Shares other than with respect to limited provisions intended to protect our real estate investment trust (“REIT”) tax status and the removal of Trustees.

Shareholder Engagement and Governance Changes
Over the past several years we have adopted a number of significant governance changes following outreach to our shareholders for their views. During each of the past ten years, we met with or spoke to holders of more than 40% of our Shares and this year we spoke to holders of more than 68% of our Shares. Based on that outreach, we believe the combination of actions we have taken present an overall corporate governance structure responsive to our shareholders’ views. The changes implemented include:
•
We have added four new independent Trustees: Ms. Hamza Bassey, Mr. Helman, Mr. McGuire and Ms. Puri.

•
We have rotated Compensation Committee membership, adding Ms. Hamza Bassey and Mr. McGuire.

•
We have appointed a new Chair for our Audit Committee and added Ms. Hamza Bassey to the Audit Committee.

•
We oversaw the promotion and hire of a new generation of management leadership.

•
We amended our organizational documents to provide shareholders with the power to amend our Bylaws.

•
We declassified our Board so that we now have a single class of Trustees elected annually.

•
We adopted proxy access with a 3/3/20/20 market standard.

•
We adopted anti-hedging and anti-pledging policies.

•
In addition to our claw-back policy required by the NYSE rules, we have an enhanced claw-back policy that also provides for potential claw-backs for violations of Company policies as well as for bad faith or dishonest actions or receipt of an improper personal benefit.

•
We provided greater disclosure concerning our policy restricting political contributions and spending and strengthened the oversight by the Corporate Governance and Nominating Committee of our compliance with this policy.

12	VORNADO REALTY TRUST
2025 PROXY STATEMENT
•
We made specific changes to our compensation program in response to shareholder input such as incorporating sustainability metrics in our 2022 and 2023 LTPP.

•
We provided greater disclosure concerning our sustainability efforts with a report by our independent auditors.

•
We provided greater disclosure concerning our employee training programs.

•
We refreshed and renewed our anti-harassment policy.

•
We amended our Corporate Governance and Nominating Committee Charter to formalize and strengthen the oversight by that Committee of environmental, social and governance and climate change matters.

•
We added disclosure to our table of Board members to indicate which members beneficially own in excess of 1% of our Shares.

•
We provided increased and tabular disclosure regarding our Trustee selection process and our current and desired Trustees skill sets.

NYSE-Listed
The Shares of the Company or its predecessor have been continuously listed on the NYSE since January 1962 and the Company is subject to the NYSE’s Corporate Governance Standards.
Our Corporate Governance Framework
Vornado is committed to effective corporate governance and high ethical standards. Our Board believes that these values are conducive to strong performance and creating long-term shareholder value. Our governance framework gives our highly experienced independent Trustees the structure necessary to provide oversight, advice and counsel to the Company. The Board has adopted the following documents, which are available on our website (www.vno.com/governance/overview):
•
Audit Committee Charter

•
Compensation Committee Charter

•
Corporate Governance and Nominating Committee Charter

•
Corporate Governance Guidelines

•
Code of Business Conduct and Ethics

We will post any future changes to these documents to our website and may not otherwise make public such changes. Our regular filings with the SEC and our Trustees’ and executive officers’ filings under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), are also available on our website. In addition, copies of these documents are available free of charge from the Company upon your written request. Requests should be sent to our investor relations department located at our principal executive office.
The Code of Business Conduct and Ethics applies to all of our Trustees, executive officers and other employees.
Corporate Governance at a Glance
Board Independence
•
Eight of 10 of our Trustees are independent.

•
Our only non-independent Trustees are our current and former CEOs, who have extensive and valuable experience with our Company.

•
Our Board members generally have significant personal investments in our Company and engage in robust and open debates concerning all significant matters affecting our Company.

Board Composition
•
The Board has fixed the current number of Trustees at 10.

•
The Board at least annually assesses its performance through Board and committee self-evaluation.

VORNADO REALTY TRUST	13
2025 PROXY STATEMENT
•
Our Trustees are highly experienced in their fields of endeavor and apply valuable and diverse skill sets to address our business and strategic needs.

•
The Corporate Governance and Nominating Committee leads the full Board in considering Board competencies and refreshment and actively seeks new candidates to consider as Board members.

Board Committees
•
Our Board has four committees: Audit, Compensation, Corporate Governance and Nominating and Executive.

•
With the exception of the Executive Committee (our Chairman serves on this Committee), all other standing Committees are comprised entirely of independent Trustees.

Leadership Structure
•
Our Chairman is the CEO of our Company. He interacts closely with our Lead Independent Trustee, who has powers and duties that reflect corporate governance best practices.

•
The independent Trustees consider and vote upon our Lead Independent Trustee annually. Our Board re-appointed Ms. Candace K. Beinecke as Lead Independent Trustee on February 6, 2025. Among other duties, our Lead Independent Trustee chairs executive sessions of the independent Trustees at every regular Board meeting to discuss certain matters without management present and approves agenda items and materials sent to the Board. Furthermore, Ms. Beinecke works closely with Mr. Roth in identifying overall Company strategy and other matters to be discussed in depth at regular Board meetings and takes an active role in engaging with our investors.

•
The Board will consider whether a separate chairperson is appropriate at the time of the next CEO transition.

Risk Oversight
•
Our full Board is responsible for risk oversight, and has designated, and may in the future designate, committees to have particular oversight of certain key risks. Our Board oversees management as management fulfills its responsibilities for the assessment and mitigation of risks and for taking appropriate risks. Our Board regularly has in-depth discussions concerning the Company’s strategies and risks during which the Board actively questions and considers these topics.

Open Communication and Shareholder Engagement
•
We encourage open communication and strong working relationships among the Lead Independent Trustee, the Chairs of our Board committees, our Chairman and our other Trustees.

•
Our Trustees have access to, and regularly meet with, senior management and other employees.

•
We actively seek input from our shareholders through our shareholder engagement programs; shareholders may also contact our Board, Lead Independent Trustee or management through our website or by regular mail.

•
We host quarterly earnings conference calls to which all shareholders have access.

Trustee Stock Ownership
•
Our Trustees are required to own (or to acquire within a specified time frame) Company equity having a value equal to at least five times their annual cash retainer.

Management Succession Planning
•
Our Corporate Governance and Nominating Committee actively monitors our succession planning.

•
Our Board regularly reviews senior management succession and development plans. Our Board regularly reviews future candidates for the CEO position and other senior leadership roles and potential succession timing for those positions, including under emergency circumstances. Our Board has adopted a formal CEO-succession plan and reviews that plan at least annually.

•
The Board reviews and discusses career development plans for individuals identified as high-potential candidates for senior leadership positions and the Board members interact with these candidates in formal and informal settings during the year.

14	VORNADO REALTY TRUST
2025 PROXY STATEMENT
•
The Board recognizes that succession planning is a key component of the Company’s continued success. Pursuant to our Corporate Governance Guidelines, on at least an annual basis and typically more frequently, the Board, in full meetings and in its executive sessions, considers and reviews succession candidates for the CEO and other executive leadership positions for both near-term and long-term planning. The Board reviews potential candidates for promotion in light of their performance, leadership qualities and ability to manage additional responsibilities. The Board also considers potential risks regarding the retention of the Company’s current executive officers and succession candidates, the timeline for implementing the succession plan, and the extent of disruption likely to be caused as a result of unplanned attrition. In addition, as part of its risk management process, the Board has developed an interim emergency succession plan.

Sustainability, Corporate Responsibility and Political Contributions
•
Our Corporate Governance and Nominating Committee as well as our full Board actively monitor our programs and initiatives on sustainability, environmental matters, climate change and social responsibility and receive updates regularly. Our Board delegated to our Corporate Governance and Nominating Committee responsibility for direct oversight to monitor the effects of climate change on the Company and to develop policies relating thereto.

•
Our Corporate Governance and Nominating Committee monitors our policy restricting political contributions and spending. Our policy strictly restricts political contributions or political spending on behalf of the Company subject to senior management approval and Corporate Governance and Nominating Committee oversight.

•
Consistent with Vornado’s past practices, we did not make any direct political contributions to candidate campaigns in 2024.

Board Independence
The Board has determined that Mses. Beinecke, Hamza Bassey and Puri and Messrs. Helman, Mandelbaum, McGuire, Tisch and Wight are independent Trustees under the Corporate Governance Standards of the NYSE, with the result that eight of our 10 Trustees standing for election are independent. The Board reached these conclusions after considering all applicable relationships between or among such Trustees and the Company or management of the Company. These relationships are described in the sections of this proxy statement entitled “Relationships Among Our Trustees” and “Certain Relationships and Related Transactions.” Among other factors considered by the Board in making its determinations regarding independence was the Board’s determination that these Trustees met all of the “bright-line” requirements of the NYSE’s Corporate Governance Standards as well as the categorical standards adopted by the Board as contained in our Corporate Governance Guidelines.
Approval of Related Party Transactions
Our Code of Business Conduct and Ethics includes a policy for the review and approval of transactions involving the Company and related parties. Under the policy, “related parties” means our executive officers and Trustees, as well as any such person’s immediate family members. The policy also covers entities that are owned or controlled by related parties, or entities in or of which related parties have a substantial ownership interest or control. Under the policy, all related party transactions are submitted to the Board or an independent committee thereof for review and are subject to approval.
Board Participation
Our Board is actively involved in strategic, risk and management oversight and regularly has in-depth discussions concerning the Company’s strategies and risks during which the Board actively questions and considers these topics. Our Board is involved in every strategic decision made by the Company; agendas are organized so that, at every regular meeting, strategic and business decisions receive the most prominence and our CEO regularly consults with Board members on these matters between meetings. Furthermore, the Board regularly meets with the Company’s most senior executive officers as well as the officers who directly report to the most senior executives. The Board believes a good working knowledge of these multiple levels of management aid it considerably in its important role of management oversight as well as with succession planning. Our Company relies upon the measured financial and strategic guidance, probing questions and judgment of our Board members.

VORNADO REALTY TRUST	15
2025 PROXY STATEMENT
Developing an Effective Board
Trustee Recruitment Process
Our Board believes that the Board should be comprised of members who encompass a broad range of skills, expertise, industry knowledge and diversity of opinion, experience, perspective and contacts relevant to our business. Our Board is deeply involved in the business and strategy of our Company and the great depth of experience and insight that our Board members bring to meetings continues to be invaluable. The Corporate Governance and Nominating Committee and the Board believe that considering a Board candidate involves various objective and subjective assessments, many of which are difficult to quantify or categorize. However, the Corporate Governance and Nominating Committee and the Board do consider the following characteristics, competencies, and attributes when considering candidates for inclusion on our Board.
Personal Characteristics
•
Integrity and Accountability: High ethical standards, integrity and strength of character in his or her personal and professional dealings and a willingness to act on and to be accountable for his or her decisions.

•
Informed Judgment: Demonstrates intelligence, wisdom and thoughtfulness in decision-making. Demonstrates a willingness to thoroughly discuss issues, ask questions, express reservations, and voice dissent.

•
Financial Literacy: An ability to read and understand financial statements, financial ratios and various other indices for evaluating the Company’s performance.

•
Mature Confidence: Assertive, responsible and supportive in dealing with others. Respect for others, openness to others’ opinions and the willingness to listen.

•
High Standards: History of achievements that reflect high standards for himself or herself and others.

Core Competencies
•
Accounting and Finance: Experience in financial accounting and corporate finance, especially with respect to the industry in which our Company operates.

•
Business Judgment: Record of making good business decisions and evidence that he or she will act in good faith and in a manner that is in the best interests of our Company.

•
Strategic Insight: Record of insight with respect to our industry and market and other trends and conditions and applying such insight to create value or limit risk.

•
Management: Experience in corporate management. Understand management trends in general and in the areas in which we conduct our business.

•
Crisis Response: Ability and time to perform during periods of both short-term and prolonged crisis.

•
Industry: Specialized experience and skills in areas in which the Company conducts its business, including real estate, investments, capital markets and technology relevant to the Company.

•
Local Markets: Experience in markets in which our Company operates.

16	VORNADO REALTY TRUST
2025 PROXY STATEMENT
•
Leadership: Understand and possess leadership skills and have a history of motivating high-performing, talented managers.

•
Strategy and Vision: Skills and capacity to provide strategic insight and direction by encouraging innovations, conceptualizing key trends, evaluating strategic decisions, and challenging our management to sharpen its vision.

•
Sustainability and Governance: Experience in management and oversight of environmental, climate change, social and governance issues to be able to assist the Board in overseeing and advising management with regard to long-term value creation using a responsible, sustainable business plan.

Commitment to our Company
•
Time and Effort: Able and willing to commit the time and energy necessary to satisfy the requirements of Board and Board committee membership and service. Expected to attend and participate in all Board meetings and meetings of Board committees for which they are members. Encouraged to attend all annual meetings of shareholders. A willingness to rigorously prepare prior to each meeting and actively participate in the meeting. Willingness to make himself or herself available to management upon request to provide advice and counsel.

•
Awareness and Ongoing Education: Possess, or be willing to develop, a broad knowledge of both critical issues affecting our Company (including industry-, technology- and market-specific information), and Trustee’s roles and responsibilities (including the general legal principles that guide Board members).

•
Other Commitments: In light of other existing commitments, the ability to perform adequately as a Trustee and a willingness to do so.

•
Stock Ownership: Complies with the Company’s equity ownership requirements.

Team and Company Considerations
•
Balancing the Board: Contributes talent, skills and experience to the Board as a team to supplement existing resources and provide talent for future needs preferably as evidenced by a pattern of dealings with one or more current Board members.

•
Diversity: Contributes to the Board in a way that can enhance perspective and judgment through diversity in background, skills and professional experience (public, private, and non-profit sectors) and other factors.

Nomination of a candidate should not be based solely on these listed factors.

VORNADO REALTY TRUST	17
2025 PROXY STATEMENT
The following chart summarizes the competencies currently represented on our Board; the details of each of our Trustee’s competencies are included in each Trustee’s profile.

Competency/Attribute	Roth	Beinecke	Fascitelli	Hamza Bassey	Helman	Mandelbaum	McGuire	Puri	Tisch	Wight
Operational	x	x	x	x		x	x		x	x
Public Company Experience	x	x	x	x	x	x	x	x	x	x
Industry Expertise	x		x			x	x		x	x
Financial Literacy	x	x	x	x	x	x	x	x	x	x
Experience Over Several Business Cycles	x	x	x	x	x	x	x	x	x	x
Capital Markets Expertise	x	x	x	x	x	x	x	x	x	x
Investment Management	x	x	x	x	x	x	x	x	x	x
Risk/Crisis Management	x	x	x	x	x	x	x	x	x	x
Accounting Expertise	x		x				x	x	x
Government/Business Conduct/Legal	x	x	x	x		x	x	x		x
Sustainability and Governance	x	x	x	x	x		x	x
Board Leadership Structure
Our Board is deeply focused on our corporate governance practices. We value independent Board oversight as an essential component of strong corporate performance to enhance shareholder value. All of our Trustees are independent, except our current and former Chief Executive Officers. In addition, all of the members of our Board’s committees, except the Executive Committee, are independent.
Our Board is responsible for selecting the Chairman of the Board and the CEO. The Board annually reviews its leadership structure. The Board has determined that the combined role of Chairman and CEO, alongside an active and Lead Independent Trustee position, is currently the best structure for Vornado and its shareholders. In its review of our leadership structure, the Board considered the following:
•
Our current structure promotes clear lines of responsibility and accountability, while maintaining the Board’s independence from management.

•
Mr. Roth, our Chairman and CEO, is a well-seasoned leader with over 40 years of experience in building and leading our Company. He has effectively guided the Company through various real estate cycles and has skillfully led the Company throughout the COVID-19 pandemic challenge. After considering the views expressed by our shareholders and other constituents, as well as the particular circumstances affecting the Company, the Board concluded he is the best person to continue to serve as Chairman and CEO.

•
Mr. Roth fulfills his responsibilities in chairing an independent Board through close interaction with our Lead Independent Trustee, Ms. Beinecke.

•
The power and authority of our Lead Independent Trustee role was increased in 2015 and 2017, and the Lead Independent Trustee works closely with Mr. Roth in identifying overall Company strategy and other matters to be discussed in depth at regular Board meetings and takes an active role in engaging with our investors. See “Lead Independent Trustee Role.”

•
The views expressed by shareholders through direct outreach and engagement.

•
Our governance culture fosters open communication among the Lead Independent Trustee, Chairman and other Trustees, which we believe is essential to developing an understanding of important issues, promoting appropriate oversight and encouraging frank discussion of key topics relevant to a complex and dynamic enterprise.

18	VORNADO REALTY TRUST
2025 PROXY STATEMENT
Lead Independent Trustee Role
A Lead Independent Trustee is elected annually by the independent Trustees. Ms. Beinecke was first elected by our independent Trustees to serve as Lead Independent Trustee for a one-year term on March 16, 2016, and was most recently re-elected on February 6, 2025. When making the selection, the independent Trustees considered the attributes desired in a Lead Independent Trustee, including being an effective communicator, having the ability to provide leadership and encourage open dialogue, and having a relevant background and the ability to devote sufficient time and attention to the position.
Our Lead Independent Trustee position has clearly defined duties and responsibilities, which are set forth in our Corporate Governance Guidelines. They include the following authorities and responsibilities:
•
preside at all meetings of the Board at which the Chairman is not present;

•
serve as liaison between the Chairman and the independent Trustees;

•
approve, in consultation with the Chairman:

◦
the schedule of Board meetings,

◦
Board meeting agenda items, and

◦
materials sent in advance of Board meetings, including the quality, quantity, appropriateness and timeliness of such information;

•
ability to call meetings of the independent Trustees as necessary and appropriate;

•
participate in annual self-evaluations of the Board and its committees;

•
contribute to ongoing management succession and development planning;

•
communicate to management, as appropriate, the results of private discussions among independent Trustees;

•
participate in shareholder outreach, and be available for consultation and direct communication if requested by major shareholders; and

•
communicate shareholder feedback to the full Board.

As Lead Independent Trustee, Ms. Beinecke works closely with Mr. Roth identifying overall Company strategy and other matters to be discussed in depth at regular Board meetings and takes an active role in engaging with our investors.
As both Lead Independent Trustee and Chair of the Corporate Governance and Nominating Committee, Ms. Beinecke has been actively involved in governance-related discussions with our shareholders. As Lead Independent Trustee, Ms. Beinecke has worked closely with our Chairman, Mr. Roth, to develop Board meeting agenda items and ensure sufficient time allocation to these items and Ms. Beinecke has also facilitated robust discussions regarding long-term strategy and shareholder value creation and talent retention and development. Ms. Beinecke also actively oversees the Company’s sustainability policies and is involved in ongoing discussions with senior management and our shareholders regarding such matters.
The strong working relationships among the Lead Independent Trustee, Chairman and other Trustees are supported by a Board governance culture that fosters open communications among the members, both during meetings and in the intervals between meetings. The Board believes that open communication is important to develop an understanding of issues, promote appropriate oversight, and encourage the frank discussion of matters essential to leading a complex and dynamic enterprise.
Board and Committee Refreshment
Over the last nine years, we have added four new independent Trustees, Ms. Hamza Bassey, Mr. Helman, Mr. McGuire and Ms. Puri.
We are also focused on committee rotation and have made committee assignment changes in recent years. In 2020, we appointed Ms. Puri as Chair of the Audit Committee, in 2021, we added Ms. Hamza Bassey to the Compensation Committee, in 2022 we added Ms. Hamza Bassey to the Audit Committee and in 2023, we added Mr. McGuire to the Compensation Committee.

VORNADO REALTY TRUST	19
2025 PROXY STATEMENT
Commitment of Our Board
Committees of the Board
The Board has an Audit Committee, a Compensation Committee, a Corporate Governance and Nominating Committee and an Executive Committee. Other than the Executive Committee, each committee is comprised solely of independent Trustees.
The Board held six meetings during 2024. Each of our Trustees then in office attended at least 75% of the combined total of the meetings of the Board and all committees on which he or she served during 2024.
In addition to full meetings of the Board, our non-management Trustees met six times in sessions without members of management present. Ms. Beinecke, as Lead Independent Trustee, acted as presiding member during these non-management sessions. We do not have a formal policy with regard to Trustees’ attendance at the Annual Meetings of Shareholders. All of our Trustees serving at the time of our 2024 Annual Meeting of Shareholders attended the virtual meeting.
Audit Committee
The Audit Committee held four meetings during 2024. The members of the Audit Committee were Ms. Puri, as Chair, Mr. Tisch and Ms. Hamza Bassey.
The Board has adopted a written Audit Committee Charter, which sets forth the membership requirements and responsibilities of the Audit Committee, among other matters. The Audit Committee Charter is available on our website (www.vno.com/governance/committee-charters). The Board has determined that all existing Audit Committee members meet the NYSE and SEC standards for independence and the NYSE standards for financial literacy.
The Board has determined that each of Ms. Puri and Mr. Tisch is an “audit committee financial expert,” as defined by SEC Regulation S-K (and thus the Board has two such experts serving on its Audit Committee), and that each of such persons also meets the NYSE standards for financial management expertise. The Board reached this conclusion based on the relevant experience of each of Ms. Puri and Mr. Tisch, including as described above under “Biographies of our Trustees.”
The Audit Committee’s purposes are to: (i) assist the Board in its oversight of (a) the integrity of our financial statements, (b) our compliance with legal and regulatory requirements, (c) the independent registered public accounting firm’s qualifications and independence and (d) the performance of the independent registered public accounting firm and the Company’s internal audit function; and (ii) prepare an Audit Committee report as required by the SEC for inclusion in our annual proxy statement. The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of our financial statements and for the effectiveness of internal control over financial reporting. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for planning and carrying out a proper audit of our annual financial statements prior to the filing of our Annual Report on Form 10-K, reviewing our quarterly financial statements prior to the filing of each of our Quarterly Reports on Form 10-Q and annually auditing the effectiveness of internal control over financial reporting and other procedures. Persons

20	VORNADO REALTY TRUST
2025 PROXY STATEMENT
interested in contacting our Audit Committee members with regard to accounting, auditing or financial concerns will find information on how to do so on our website (www.vno.com/governance/confidential-board-contact).
Compensation Committee
The Compensation Committee is responsible for establishing the terms of the compensation of the executive officers and the granting and administration of awards under the Company’s omnibus share plans. The committee, which held one meeting in 2024 consisted of the following members: Mr. Tisch, as Chair, Mr. Helman, Mr. McGuire and Ms. Hamza Bassey. Each of Ms. Hamza Bassey, Mr. Helman, Mr. McGuire and Mr. Tisch was determined by the Board to be independent under the Corporate Governance Rules of the NYSE.The Board has adopted a written Compensation Committee Charter which is available on our website (www.vno.com/governance/committee-charters).
Compensation decisions for our executive officers are made by the Compensation Committee. Decisions regarding compensation of other employees are made by our Chief Executive Officer or other senior managers and, to the extent an employee’s total compensation is greater than $200,000 per year, the employee’s compensation is subject to review and approval of the Compensation Committee. Compensation decisions for our Trustees are made by the Compensation Committee and/or the full Board.
The agenda for meetings of the Compensation Committee is determined by its Chairman with the assistance of the Company’s Secretary and/or other members of management. Compensation Committee meetings are attended from time to time by members of management at the invitation of the Compensation Committee. The Compensation Committee’s Chairman reports the committee’s determination of executive compensation to the Board. The Compensation Committee has authority under its charter to select, retain and approve fees for, and to terminate the engagement of, compensation consultants, special counsel or other experts or consultants as it deems appropriate to assist in the fulfillment of its responsibilities. The Compensation Committee reviews the total fees paid by us to outside consultants to ensure that such consultants maintain their objectivity and independence when rendering advice to the committee. The Compensation Committee may receive advice from compensation consultants, special counsel or other experts or consultants only after consideration of relevant factors related to their fees, services and potential conflicts of interests, as outlined in the Compensation Committee’s Charter.
The Compensation Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the committee. In particular, the Compensation Committee may delegate the approval of certain transactions to a subcommittee consisting solely of members of the committee who are (i) “Non-Employee Directors” for the purposes of SEC Rule 16b-3; and (ii) “outside directors” for the purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended. Currently, all members of the Compensation Committee meet these criteria.
See “Compensation Discussion and Analysis” below for a discussion of the role of executive officers in determining or recommending compensation for our executive officers. We have also included under “Compensation Discussion and Analysis” a discussion of the role of compensation consultants in determining or recommending the amount or form of executive or Trustee compensation.
Corporate Governance and Nominating Committee
The Corporate Governance and Nominating Committee, which met once during 2024, currently consists of Ms. Beinecke, as Chair, and Mr. Helman and Ms. Puri as the two other members. During 2024, members of the Corporate Governance and Nominating Committee led discussions of governance matters with the full Board. Further, in the past year, Ms. Beinecke (and members of management) met in person or telephonically with several significant shareholders to discuss our governance practices. Each of Ms. Beinecke, Mr. Helman and Ms. Puri have been determined by the Board to be independent under the Corporate Governance Rules of the NYSE. The Board has adopted a written Corporate Governance and Nominating Committee Charter, which is available on our website (www.vno.com/governance/committee-charters). The committee’s responsibilities include the selection of potential candidates for the Board and the development and review of our governance principles. It also reviews Trustee compensation and benefits and oversees annual self-evaluations of the Board and its committees. The committee also makes recommendations to the Board concerning the structure and membership of the other Board committees as well as management succession plans. The committee selects and evaluates candidates for the Board in accordance with the criteria set out in the Company’s Corporate Governance Guidelines and as are set forth above. The committee is then responsible for recommending to the Board a slate of candidates for Trustee positions for the Board’s approval. Generally, candidates for a position as a member of the Board are suggested by existing Board members; however, the Corporate Governance and Nominating Committee will consider shareholder recommendations for candidates for the

VORNADO REALTY TRUST	21
2025 PROXY STATEMENT
Board sent to the Corporate Governance and Nominating Committee, c/o Steven J. Borenstein, Secretary, Vornado Realty Trust, 888 Seventh Avenue, New York, New York 10019, and will evaluate any such recommendations using the criteria set forth in the Corporate Governance and Nominating Committee Charter and our Corporate Governance Guidelines.
In nominating Steven Roth for re-election at the Annual Meeting and assuming Mr. Roth were to be re-elected at the other Board on which he currently serves, the Corporate Governance and Nominating Committee (and later the full Board) considered that Mr. Roth currently services on the board of one other public company in addition to our Board. However, the Committee noted that the other company, Alexander’s, is an affiliate for which we manage its properties and Mr. Roth serves as Chief Executive Officer of Alexander’s. The Corporate Governance and Nominating Committee and the full Board each determined that Mr. Roth’s service on this other board does not detract from his ability to represent, and devote time to, our Company and that such other board service may in fact benefit our Company. In particular, the Corporate Governance and Nominating Committee considered that Alexander’s is managed by the Company, Mr. Roth serves as Chief Executive Officer of Alexander’s and Mr. Roth’s service on the Alexander’s board is important to the performance of his duties to Vornado.
The Corporate Governance and Nominating Committee will continue to assess the benefits of Mr. Roth’s service on the Alexander’s board.
Executive Committee
The Executive Committee possesses and may exercise certain powers of the Board in the direction of the management of the business and affairs of the Company. The Executive Committee consists of three members: Mr. Roth, Ms. Beinecke and Mr. Wight. Mr. Roth is the Chairman of the Executive Committee. The Executive Committee did not meet in 2024 and it is the Board’s intention that the Executive Committee will only meet in special circumstances when there is a pressing item that requires expedient approval by a committee of the Board.
The Board’s Role in Risk Oversight
While day-to-day risk management is primarily the responsibility of the Company’s senior management team, the Board is responsible for the overall supervision of the Company’s risk management activities. The Board’s oversight of the material risks faced by our Company occurs at both the full Board level and at the committee level. The Board’s role in the Company’s risk oversight process includes receiving reports from members of senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, strategic, reputational, cybersecurity, environmental, social, governance and climate change risks. The full Board (or the appropriate committee in the case of risks that are under the purview of a particular committee) receives these reports from the appropriate “risk owner” within our organization or in connection with other management-prepared presentations of risk to enable the Board (or committee, as applicable) to understand our risk identification, risk management and risk mitigation strategies. By “risk owner,” we mean that person or group of persons who is or are primarily responsible for overseeing a particular risk. As part of its charter, the Audit Committee discusses our guidelines and policies with respect to which our management assesses and manages the Company’s exposure to risk and reports to the full Board its conclusions as a partial basis for further discussion by the full Board. This enables the Board and the applicable committees to coordinate the risk oversight role, particularly with respect to risk interrelationships. In addition to the Board’s review of risks applicable to the Company generally, the Board conducts regular strategic and personnel reviews.
* * * * *
Persons wishing to contact the independent members of the Board should call (866) 537-4644. A recording of each phone call to this number will be sent to one independent member of the Audit Committee as well as to a member of management who may respond to any such call if the caller provides a return number. This means of contact should not be used for solicitations or communications with us of a general nature. Information on how to contact us generally is available on our website (www.vno.com).

22	VORNADO REALTY TRUST
2025 Proxy Statement
CORPORATE RESPONSIBILITY

We believe that sound corporate citizenship, governance and environmental principles are essential to our success. Our goal is to operate with the highest level of integrity and in a sustainable manner. We believe that an integrated approach to business strategy, corporate governance, sustainability, human capital management and corporate citizenship provides for a better operating company, creates more attractive properties and creates long-term value. The following table highlights certain of our policies and initiatives in the area of corporate social responsibility.
•
We have adopted an insider trading policy (the “Insider Trading Policy”) which applies to all employees, officers and trustees and prohibits trading in the Company’s and its affiliates’ securities by persons associated with the Company that may possess material nonpublic information relating to the Company and affiliates. The Insider Trading Policy also acknowledges that the Company is prohibited from trading its own securities based upon material nonpublic information.

•
We maintain a strong Code of Business Conduct and Ethics that applies to all of our Trustees, executive officers and employees.

•
We have adopted a refreshed and renewed anti-harassment policy. This policy prohibits hostility towards individuals in protected categories, prohibits sexual harassment in any form, details how to report harassment issues and prohibits retaliation.

•
In addition to the claw-back policy required by NYSE rules, we have enhanced our claw-back policy to also provide for potential claw-backs for violations of significant Company policies as well as for bad faith or dishonest actions or receipt of an improper personal benefit.

•
We have anti-hedging and anti-pledging policies.

•
Our policies and manuals prohibit bribes, money laundering and other corruption.

•
We strictly restrict conflicts of interest.

•
We strictly restrict political contributions on behalf of the Company and these policies are subject to the oversight of our Corporate Governance and Nominating Committee. The Company did not make any direct political contributions to candidate campaigns in 2024.

•
We have a policy restricting the receipt of gifts.

•
We have established and circulated straight-forward procedures for reporting any policy violations or other wrongdoing.

•
We comply with all applicable laws and regulations regarding employing child labor, respecting human rights and not purchasing conflict minerals.

•
We require our vendors and their subcontractors to comply with our applicable policies.

•
We require our employees to be trained in, and to regularly review and acknowledge, our policies.

•
We have established reporting procedures, guidelines and hotlines to facilitate the reporting of violations of our policies.

•
We actively monitor internal compliance with our policies with the oversight of the Corporate Governance and Nominating Committee and, ultimately, the full Board.

VORNADO REALTY TRUST	23
2025 Proxy Statement
Human Capital Management
•
We seek to maintain a working environment that is open and inclusive, and where our people feel valued, respected, included and accountable.

•
We are committed to a culture of respect and believe that all individuals should have the opportunity to excel.

•
We believe an inclusive environment fosters innovation, productivity and creativity, which are critical to our success.

•
We are focused on being an employer of choice for all talent, where employees can feel like they belong.

•
We have a human capital management program that provides extensive opportunities and programs for training to promote career and personal development for employees and to encourage innovation and engagement. Our tuition reimbursement program offers up to $5,250 per employee each year for qualified reimbursement of education or professional development costs.

•
We are committed to providing compensation and benefits programs and policies that support the needs and lifestyles of our employees and their families. Our benefit programs include:

◦
Medical, vision, dental and pet insurance coverage;

◦
Life and disability insurance;

◦
Competitive vacation and leave policies;

◦
Subsidized gym membership;

◦
Employee wellness programs and incentives; and

◦
401(k) matches and HSA contributions.

•
Our greatest and most scarce asset is our people. We strongly believe in training, retaining and promoting talented employees and having management at many levels engage with our Board.

•
We believe a good relationship with the communities in which we operate is essential. We foster and encourage community engagement and volunteerism for all employees.

•
Through our volunteer program, Vornado Volunteers, employees are granted one day of paid time off per calendar year to volunteer for a cause of their choice.

24	VORNADO REALTY TRUST
2025 Proxy Statement
Leader in Sustainability Practices
•
In 2024, we became the first major U.S. real estate owner and operator to achieve 100% LEED certification across our entire portfolio of certifiable buildings.

•
We have received the EPA ENERGY STAR Partner of the Year Award with Sustained Excellence nine times.

•
We have received the Global Real Estate Sustainability Benchmark Green Star Ranking in every year since 2013, with an “A” grade for our public disclosure.

Sustainability

We believe that our Company has been a leader in implementing sustainability measures across our portfolio. We regularly report to the Board and the Corporate Governance and Nominating Committee on our sustainability programs, and our Board and Corporate Governance and Nominating Committee play an active role in the oversight of Vornado's sustainability practices, recognizing that sustainability and energy efficiency are central to Vornado's business strategy.

In connection with our sustainability program, we focus on:

1. Sustainable and efficient practices in the way we design, build, retrofit and maintain our portfolio of buildings. We believe that energy efficiency and resource conservation achieve the twofold benefit of controlling our operating expenses and reducing our impact on the environment.

2. Maintaining healthy indoor environments for our tenants and employees and incorporating health and wellness into our design principles and operating standards.

3. Recognizing climate change as a material issue to our business, due to the risks that it may present to our assets. We assess opportunities to fortify our assets against these risks while mitigating our own contribution to climate change through reduction of our carbon footprint. We are assessing our Company's exposure to climate change through analysis of the potential impact of various global warming scenarios. We further assess our impact on climate change mitigation through membership in business associations in our markets and support for climate change policy and regulation.

4. Smart infrastructure improvements, investing in sustainable technologies and employing best practices for building operations. We make investments in low-carbon technologies, including energy efficiency, retrofitting our buildings to rely on lower carbon sources of energy, smart building technology to optimize our energy demand, and exploratory opportunities in energy storage and renewable power.

5. Establishing partnerships with our tenants and communities.

6. Setting goals around our sustainability policies and reporting on our progress and achievements in our annual Sustainability Report available on our website at vno.com/sustainability which is not incorporated into this proxy statement.

VORNADO REALTY TRUST	25
2025 Proxy Statement
PRINCIPAL SECURITY HOLDERS
The following table lists the number of Shares and Units beneficially owned, as of March 24, 2025, by (i) each person who holds more than a 5% interest in the Company or our operating partnership, Vornado Realty L.P., a Delaware limited partnership (the “Operating Partnership”), (ii) the Trustees of the Company, (iii) the executive officers of the Company defined as “Named Executive Officers” in “Executive Compensation” below, and (iv) the Trustees and all current executive officers of the Company as a group. Unless otherwise specified, “Units” are Class A units of limited partnership interest of our Operating Partnership and other classes of units convertible into Class A units. The Company’s ownership of Units is not reflected in the table but is described in footnotes (1) and (2).
Name of Beneficial Owner	Address of Beneficial Owner	Number of Shares and Units Beneficially Owned(1)(2)	Percent of All Shares(1)(2)(3)	Percent of All Shares and Units(1)(2)(4)
Named Executive Officers and Trustees
Steven Roth(5)(6)(7)	(8)	8,128,163	4.20%	4.01%
David M. Mandelbaum(5)(7)(9)	(8)	6,879,225	3.58%	3.40%
Russell B. Wight, Jr.(5)(7)(10)	(8)	5,878,203	3.06%	2.90%
Michael D. Fascitelli(7)(11)	(8)	1,361,517	*	*
Michael J. Franco(7)	(8)	602,157	*	*
Haim Chera(7)	(8)	417,036	*	*
Glen J. Weiss(7)	(8)	259,285	*	*
Barry S. Langer(7)	(8)	197,524	*	*
Daniel R. Tisch(7)(12)	(8)	106,069	*	*
Candace K. Beinecke(7)	(8)	88,973	*	*
William W. Helman IV(7)	(8)	56,713	*	*
Mandakini Puri(7)	(8)	44,445	*	*
Beatrice Hamza Bassey(7)	(8)	40,880	*	*
Raymond J. McGuire(7)	(8)	33,384	*	*
All Trustees and current executive officers as a group (14 persons)(7)	(8)	17,055,510	8.72%	8.42%
Other Beneficial Owners
The Vanguard Group, Inc.(13)	100 Vanguard Blvd Malvern, PA 19355	24,310,906	12.67%	12.01%
BlackRock, Inc.(14)	50 Hudson Yards New York, NY 10001	21,094,021	10.99%	10.42%
Norges Bank (The Central Bank of Norway)(15)	Bankplassen 2 PO Box 1179 Sentrum NO 0107 Oslo Norway	17,342,373	9.03%	8.56%
Franklin Resources, Inc. (Putnam)(16)	One Franklin Parkway San Mateo, CA 94403	11,107,586	5.79%	5.49%

*
Less than 1%

(1)
Unless otherwise indicated, each person is the direct owner of, and has sole voting power and sole investment power with respect to, such Shares and Units. Numbers and percentages in the table are based on 191,948,157 Shares and 10,549,728 Units (other than Units held by the Company) outstanding as of March 24, 2025.

(2)
In April 1997, the Company transferred substantially all of its assets to the Operating Partnership. As a result, the Company conducts its business through, and substantially all of its interests in properties are held by, the Operating Partnership. The Company is the sole general partner of, and owned approximately 91% of the Units of, the Operating Partnership as of March 24, 2025 (one Unit for each Share outstanding). Generally, any time after one year from the date of issuance (or two years in the case of certain holders), holders of Units (other than the Company) have the right to have their Units redeemed in whole or in part by the Operating Partnership for cash equal to the fair market value, at the time of redemption, of one Share for each Unit redeemed or, at the option of the Company, cash or one Share for each Unit tendered, subject to customary anti-dilution provisions (the “Unit Redemption Right”). Holders of Units may be able to sell publicly Shares

26	VORNADO REALTY TRUST
2025 Proxy Statement
received upon the exercise of their Unit Redemption Right pursuant to registration rights agreements with the Company or otherwise pursuant to applicable securities laws and rules. The Company has filed registration statements with the SEC to register the issuance or resale of certain of the Shares issuable upon the exercise of the Unit Redemption Right.
(3)
The total number of Shares outstanding used in calculating this percentage assumes that all Shares that each person has the right to acquire within 60 days of the record date (upon the redemption or conversion of other Company or Operating Partnership securities for or into Shares which for this purpose includes pursuant to a Unit Redemption Right) are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the ownership percentage of any other person.

(4)
The total number of Shares and Units outstanding used in calculating this percentage assumes that all Shares and Units that each person has the right to acquire within 60 days of the record date (upon the redemption or conversion of Company or Operating Partnership securities for or into Shares or Units which for this purpose includes pursuant to a Unit Redemption Right) are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the ownership percentage of any other person.

(5)
Interstate, a partnership of which Messrs. Roth, Mandelbaum and Wight are directly or indirectly, the three general partners, owns 3,519,032 Shares. These Shares are included in the total Shares and the percentage of class for each of them. On August 22, 2023, Interstate distributed to Mr. Wight, 1,984,516 Shares of the Company. The distribution of Shares to Mr. Wight by Interstate was equal to Mr. Wight’s pecuniary interest in the Shares held by Interstate immediately prior to such distribution. Mr. Wight is a Trustee of the Company and a General Partner of Interstate. Messrs. Roth, Mandelbaum and Wight share voting power and investment power with respect to these Shares.

(6)
Includes 3,109,551 Shares and 1,163,981 Units owned by a limited liability company that is managed and controlled by Mr. Roth and which interests are held by Mr. Roth and his spouse. Also includes 4,615 Units held personally, 3,873 Shares owned by the Daryl and Steven Roth Foundation over which Mr. Roth holds sole voting power and sole investment power. Does not include 42,350 Shares owned by Mr. Roth’s spouse, as to which Mr. Roth disclaims any beneficial interest.

(7)
The number of Shares and Units (but not the number of Shares alone) beneficially owned by the following persons also includes the number of vested and redeemable restricted units (as described below) as indicated: Steven Roth—89,823; David M. Mandelbaum—51,355; Russell B. Wight, Jr.—51,355; Michael D. Fascitelli—47,017; Michael J. Franco—319,432; Haim Chera—8,250; Glen J. Weiss—142,643; Barry S. Langer—116,643; Daniel R. Tisch—51,069; Candace K. Beinecke—53,896; William W. Helman IV—41,513; Mandakini Puri—44,445; Beatrice Hamza Bassey—40,880; Raymond J. McGuire—33,384 and all Trustees and executive officers as a group—1,091,705. The number of Shares or Units beneficially owned by the following persons does not include the number of unvested or unredeemable restricted units as indicated: Steven Roth—736,586; Michael J. Franco—411,327; Haim Chera—192,141; Glen J. Weiss—323,766; Barry S. Langer—314,001 and all Trustees and executive officers as a group—1,977,821. The number of Shares or Units beneficially owned by the following persons includes the number of earned and vested Outperformance Plan Units (“OPP Units”) and Long-Term Performance Plan Units (“LTPP Units”) as indicated: Steven Roth—237,288; Michael J. Franco—60,212; Haim Chera—18,123; Glen J. Weiss—54,426; Barry S. Langer—52,310; and all Trustees and executive officers as a group—422,359. The number of Shares or Units beneficially owned by the following persons does not include the number of earned and unvested OPP Units as indicated: Steven Roth—173,846; Michael J. Franco—43,119; Haim Chera—12,662; Glen J. Weiss—38,565; Barry S. Langer—38,565; and all Trustees and executive officers as a group—306,757. The number of Shares or Units beneficially owned by the following persons does not include the number of earned and unvested 2022 LTPP Units as indicated: Steven Roth—63,444; Michael J. Franco—17,095; Haim Chera—5,463; Glen J. Weiss—15,861; Barry S. Langer—13,747; and all Trustees and executive officers as a group—115,610. The number of Shares or Units beneficially owned by the following persons does not include the number of unearned and unvested 2023 LTPP Units as indicated: Steven Roth—314,140; Michael J. Franco—95,196; Haim Chera—30,385; Glen J. Weiss—88,220; Barry S. Langer—76,518; and all Trustees and executive officers as a group—604,459.

(8)
The address of each of such person(s) is c/o Vornado Realty Trust, 888 Seventh Avenue, New York, New York 10019.

(9)
Of these Shares, 2,909,252 are held in partnerships of which the general partner is Mr. Mandelbaum and the limited partners are Mr. Mandelbaum and trusts for the benefit of Mr. Mandelbaum and his issue. In addition, 122,002 of these Shares are held in trusts for the benefit of Mr. Mandelbaum’s grandchildren.

(10)
Includes 7,207 Shares owned by the Wight Foundation, over which Mr. Wight holds sole voting power and sole investment power. Does not include 16,575 Shares owned by the spouse and children of Mr. Wight as to which Mr. Wight disclaims any beneficial interest.

(11)
The number of Shares beneficially owned by Mr. Fascitelli includes 175,878 Shares held in a limited liability company.

(12)
50,000 of these Shares are held through a foundation. Mr. Tisch maintains the right to control the vote and disposition of these Shares but disclaims any pecuniary interest therein.

(13)
According to an amendment to Schedule 13G filed on February 13, 2024.

(14)
According to an amendment to Schedule 13G filed on January 24, 2024.

(15)
According to an amendment to Schedule 13G filed on January 29, 2024.

(16)
According to a Schedule 13G filed on October 31, 2024.

VORNADO REALTY TRUST	27
2025 Proxy Statement
No Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act requires our Trustees and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership of, and transactions in, certain classes of our equity securities with the SEC. Such Trustees, executive officers and 10% shareholders are also required to furnish us with copies of all Section 16(a) reports they file.
Based solely on a review of the Forms 3, 4 and 5, and any amendments thereto, furnished to us, and on written representations from certain reporting persons, we believe that there were no filing deficiencies under Section 16(a) by our Trustees, executive officers and 10% shareholders in the year ended December 31, 2024 (or in 2025, prior to the mailing of this proxy statement).

28	VORNADO REALTY TRUST
2025 PROXY STATEMENT
COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary
Key Compensation Highlights
Shareholder Engagement and Board Responsiveness
✓
Robust shareholder engagement, with participation by our Lead Independent Trustee, seeking input on our executive compensation program

✓
Continued in-depth review of our compensation program, led by the Compensation Committee, with input from shareholders and our independent compensation consultant

Substantial Performance-Based and At-Risk Components
✓
Significant portion of long-term compensation in the form of performance-based equity that requires the achievement of significant performance hurdles to have any value

✓
Total Realized Compensation outcomes demonstrate the strong pay-for-performance alignment within our program

✓
Our annual bonus plan has a formula-driven cap

✓
Metrics in our compensation program continue to align with important metrics that drive value creation: Funds from Operations (“FFO”) and Total Shareholder Return (“TSR”)

Shareholder-Friendly Compensation Programs
✓
CEO is required to hold equity having a value of at least 6x salary and other NEOs must hold equity with a value of at least 3x salary

✓
Maintain a cap on annual incentive compensation payouts

✓
Double-trigger equity acceleration upon a change of control

✓
No excessive retirement benefits or retirement plan (other than a 401(k))

✓
No excessive perquisites or benefits

✓
Anti-hedging and anti-pledging policies; our anti-hedging policy applies to Trustees and executive officers and covers hedging their ownership in Shares, including by trading in options, puts, calls, or other derivative instruments related to Shares

✓
No tax gross-ups

✓
No dividends or other distributions on unearned equity awards that are subject to performance conditions that have not been achieved (other than limited distributions on Operating Partnership awards for tax purposes)

Approach of this Compensation Discussion and Analysis
This Compensation Discussion and Analysis, or “CD&A,” describes our executive compensation program for 2024 and the executive compensation philosophy used by our Compensation Committee to make decisions.
We use our program to attract, retain and appropriately reward our senior executive team. This CD&A explains how the Compensation Committee made 2024 compensation decisions for the following five named executive officers (the “Named Executive Officers” or “NEOs”):
•
Steven Roth, Chairman and Chief Executive Officer (our “CEO”);

•
Michael J. Franco, President and Chief Financial Officer;

•
Haim Chera, Executive Vice President—Head of Retail;

VORNADO REALTY TRUST	29
2025 PROXY STATEMENT
•
Barry S. Langer, Executive Vice President—Development and Co-Head of Real Estate; and

•
Glen J. Weiss, Executive Vice President—Office Leasing and Co-Head of Real Estate.

These five individuals comprise our senior management team and are referred to in this Proxy Statement as the “Senior Executives”. Under SEC rules and regulations, the “Summary Compensation Table” must report the salary paid and cash bonus earned during that year. That table also requires all equity-based awards to be reported in the year granted, even if that year is different than the year for which a grant applies. We have historically granted annual incentive equity retrospectively in the first quarter of a new year for the actual performance in the most recently completed year, though due to the June 2023 Equity Awards we did not grant any equity awards in 2024. To more accurately present our compensation information in line with how we make decisions about compensation (as described in more detail under “—Comparison of 2022-2024 Total Direct/Realizable Compensation”), the following discusses both the salary and bonus paid for a year and the equity granted in the following year for that year (if applicable). We also present (under “—Total Realized Compensation Table”), the actual compensation received for 2024, 2023, and 2022. We believe Total Realized Compensation is helpful in evaluating the effectiveness of the pay-for-performance alignment of our compensation program.
Shareholder Engagement and Board Responsiveness
At our 2024 Annual Meeting of Shareholders, our say-on-pay proposal received the support of approximately 57% of our Shares. This result was below the level of support for our recent prior annual say-on-pay votes. Our Board values shareholder feedback and we engaged in a robust shareholder outreach program in response to the vote. Since our 2024 Annual Meeting of Shareholders, we spoke with shareholders representing approximately 68% of our outstanding Shares (as of December 31, 2024). Our Lead Independent Trustee and/or Chairman of the Compensation Committee participated in conversations with several of our largest shareholders.
In addition to our engagements and discussions in the ordinary course of business, we engaged directly with our investors in various forums and conferences.
2024 Business Highlights
During 2024, we made significant progress executing on our goals and positioning Vornado for future growth, accomplishing the following strategic initiatives:
•
We leased approximately 3.4 million square feet in 2024 (2.4 million square feet at share), including the Bloomberg L.P. renewal at 731 Lexington Avenue, an increase of 24% over last year. Our 2.7 million of office square footage was leased at a market leading $104 per square feet average initial rents.

•
We leased 1.4 million square feet at over $100 per square foot average initial rents.

•
We continued the redevelopment of THE PENN DISTRICT, positioning Vornado to capitalize on the enormous opportunity we have on the West Side of Manhattan, including:

◦
Completion of PENN 2 (1.8 million square feet as expanded), on top of Penn Station, New York’s main transportation hub—the largest rail hub in North America.

◦
Entered into a lease for Manhattan’s first Primark, in THE PENN DISTRICT.

◦
Continued leasing of retail space at the newly expanded Long Island Rail Road Concourse.

◦
Readied PENN 15 site, with plans to develop a premier office tower on the site.

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•
We entered into an agreement to sell UNIQLO the portion of its flagship store at 666 Fifth Avenue owned by Vornado’s retail joint venture for $350 million (transaction closed in January 2025).

•
Refinanced $2.0 billion of mortgage loans in 2024.

•
Executed a new $915 million unsecured revolving credit facility maturing in 2029, replacing the $1.25 billion facility that was due to mature in April 2026.

•
Entered into over $850 million of interest rate swap arrangements.

•
Became the first major U.S. real estate owner and operator to achieve 100% LEED certification across our entire portfolio of certifiable buildings and received the following accolades:

◦
GRESB’s five-star rating and an assessment score of 92, placing us in the top 3% within Americas/Listed, and the “Green Star” distinction for the twelfth consecutive year,

◦
the National Association of Real Estate Investment Trusts’ (“NAREIT”) inaugural “The Impact at Scale Award,” for implementing operational initiatives in THE PENN DISTRICT that advance corporate sustainability and deliver measurable impact, and

◦
were recognized as an EPA ENERGY STAR Partner of the Year with the distinction of having demonstrated nine years of sustained excellence.

Executive Compensation Philosophy
Our compensation program is based on a pay-for-performance philosophy and is designed to incentivize executives to achieve financial and strategic goals that are aligned with the Company’s long-term business strategy and the creation of sustained, long-term value for our shareholders.
The objectives of the program include:
RETAIN a highly experienced, “best-in-class” team of executives who have worked together as a team for a long period of time and who make major contributions to our success.
ATTRACT other highly qualified executives to strengthen that team as needed.
MOTIVATE our executives to contribute to the achievement of company-wide and business-unit goals as well as to pursue individual goals.
EMPHASIZE equity-based incentives with long-term performance measurement periods and vesting conditions.
ALIGN the interests of executives with shareholders by linking payouts under annual incentives to performance measures that promote the creation of long-term shareholder value.
ACHIEVE an appropriate balance between risk and reward in our compensation programs that does not encourage excessive or inappropriate risk-taking.

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The following graphic summarizes the performance periods and outcomes for our recent performance-based equity grants. The performance hurdles for the OPP awards granted in each of 2015, 2016, 2017, 2018 and 2020 and the Performance AO LTIP awards granted in 2019 did not meet the applicable performance condition and accordingly each of those awards were forfeited in their entirety. For purposes of the table below, we measured the Company’s absolute and relative performance under the 2022 LTPP as of its final measurement period in January 2025. We measured the 2023 LTPP as of December 31, 2024, though the actual number of units that will be earned will depend on actual performance through the end of the applicable measurement period. The “required price to begin earning” set forth below represents the adjusted Share price after reflecting adjustments for the Company’s spin-offs of Urban Edge and JBG Smith.
2021 OPP
Our 2021 OPP provided participants the opportunity to earn equity awards if Vornado achieved certain absolute total shareholder returns and/or outperformed a benchmark weighted index of other office and retail real estate companies. At the completion of the final measurement period in January 2025, Vornado’s TSR over the measurement period was 36.4% compared to a 9.14% return for the weighted peer index during such period, resulting in a total of 827,644 OPP units earned (including units issued in respect of dividend accruals), representing approximately 68% of the maximum potential 1,219,354 OPP units that were issued in January 2021.
2022 LTPP
Our 2022 LTPP provided participants the opportunity to earn equity awards based on operational and relative TSR performance. 50% of the LTPP Units were eligible to be earned based on our relative TSR performance over a three-year period ending in January 2025 and 50% were eligible to be earned based on the achievement of specified operating/sustainability performance measures over a one-year period ending December 31, 2022, in each case with further modifiers based on the Company’s absolute TSR over a three-year period. Upon completion of the final measurement period in January 2025, and taking into account awards in respect of operational performance that were already issued in April 2023, a total of 240,027 LTPP units were earned, representing approximately 64% of the maximum potential 377,494 LTPP units that were eligible to be earned by plan participants.

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Compensation Components
Our Named Executive Officers’ compensation generally has the following four primary components (though, as noted above, no equity awards were granted to NEOs in 2024):
•
annual base salary, which includes cash payments and/or equity in lieu thereof;

•
annual incentive award, which includes cash payments and/or equity in lieu thereof;

•
long-term equity incentive, which includes restricted units and long-term incentive performance awards; and

•
development fee pool allocations.

The overall compensation levels and allocation among these components, excluding any development fee pool allocations, are determined annually by our Compensation Committee considering the Company’s performance during the year and a review of the competitive market for executive talent. Historically, most of the total compensation for our CEO has been in long-term equity awards. These longer-term, equity-based awards reflect the Compensation Committee’s desire to directly align management and shareholder interests and to provide incentives to successfully implement our long-term strategic objectives.
The compensation program for our Senior Executives is described in the table below.
PAY ELEMENT	COMPENSATION TYPE	OBJECTIVE AND KEY FEATURES
Base Salary	Cash
Objective: To provide appropriate fixed compensation that will promote executive retention and recruitment.
Key Features/Actions:
•
Fixed Compensation

•
No more than $1,000,000 in salary

•
No increases to NEO base salaries since 2018 and no increases to CEO base salary in over 20 years

Annual Incentive Awards	Short-Term Variable Incentive Cash and/or Restricted Equity
Objective: To reward the achievement of financial and operating objectives based on the Compensation Committee’s quantitative and qualitative assessment of the executive’s contributions. All or a portion of earned annual awards may be in restricted units to further align executive’s interests with shareholders.
Key Features/Actions:
•
Variable, short-term compensation awards

•
Aggregate pool only funded upon the achievement of a threshold level of FFO, as adjusted, a key operating metric in the REIT industry

•
Aggregate pool capped at 1.75% of FFO, as adjusted

•
Allocated based on objective and subjective Company, business unit and individual performance

•
Committee can decide to pay out less than the full amount of the funded pool: aggregate 2024 annual incentive awards to Senior Executives was only 1.5% of FFO, as adjusted, notwithstanding the Company’s strong operating and share performance in 2024

Restricted Equity Grants (not granted in 2024)	Long-Term Variable Incentive Equity
Objective: To align executive and shareholder interests, promote retention with multi-year vesting and provide stable long-term compensation.
Key Features/Actions:
•
Aligns executive and shareholder interests

•
Vest ratably over four years

•
Subject to a two-year holding period (regardless of vesting) and a “book-up” event (typically an increase in Share price) to have value

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PAY ELEMENT	COMPENSATION TYPE	OBJECTIVE AND KEY FEATURES
Long-Term Performance Plan (awarded in 2023 and 2022)	Long-Term Variable Incentive At-Risk Equity
Objective: To enhance the pay-for-performance structure and shareholder alignment, while motivating and rewarding senior management for earnings growth and progress on sustainability matters as well as for sustained TSR performance based on rigorous operational, absolute and relative hurdles.
Key Features/Actions:
•
Performance-based equity awards that can be earned based on (i) achievement of certain operational measures (50%) and (ii) relative TSR (50%), in each case with an applicable absolute modifier

•
Only provides value to our executives upon the creation of meaningful shareholder value above specified hurdles over applicable performance periods

•
Operational measures of FFO per share, as adjusted, and sustainability metrics measuring greenhouse emissions reductions, GRESB score and LEED achievements

•
50% of the earned payouts vest three years following grant and the remaining 50% vest four years following grant. Earned payouts are also subject to an additional one-year holding period following vesting, or in the case of our CEO, a three-year holding period

Performance AO LTIP Units (awarded in June 2023)	Long-Term Variable Incentive At-Risk Equity
Objective: Designed to (1) enhance our pay-for-performance structure by requiring a meaningful and sustained Share price increase before awards have value and (2) motivating and rewarding employees for superior Share price performance.
Key Features/Actions:
•
Enhances pay-for-performance structure and shareholder alignment

•
Motivates and rewards only in instance of superior Share price performance

•
Awards only have value if there has been a sustained increase in the Company’s Share price

•
Vest 20% on 3rd anniversary of grant date and 80% on 4th anniversary of grant date

Development Fee Pool (allocations made in 2023)	Cash pool based on 40% of actual net development fees received by the Company from third parties
Objective: To incentivize and reward employees for seeking and finding new opportunities to create shareholder value by raising third-party capital for development projects to diversify risk and enhance the Company’s economics, and for retention purposes.
Key Features/Actions:
•
Development Fee Pool only applies to fees paid by joint venture partners or other third parties to the Company but does not apply to wholly-owned Vornado developments or to any amount attributable to Vornado’s share of a payment made by a joint venture

•
Only provides value to our executives upon the creation of meaningful value to the Company through the receipt of development fees from third parties

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How Pay Aligns with Performance
2024 Performance Metrics Considered
For 2024 annual incentive plan compensation, among the subjective and objective factors considered were the Company’s results during the year (NOI at share and FFO, as adjusted, among other financial results), leasing volume, development progress, financing activities, progress on sustainability goals, and the factors mentioned below. “NOI” (or Net Operating Income) means total revenues less operating expenses including our share of partially owned entities. “FFO” means funds from operations as defined by NAREIT. “FFO, as adjusted,” means FFO as adjusted to exclude certain items that impact the comparability of period-to-period FFO. FFO, as adjusted, excludes the impact of certain non-recurring items, such as gains on the sale of certain property, non-cash impairment losses, income or loss from discontinued operations and sold properties, gains and losses from the early extinguishment of debt and restructuring costs, among others. Each of these metrics are presented in our regular annual and quarterly reports with reconciliations to the most comparable metric presented in accordance with GAAP. Although they are non-GAAP metrics, we use them in making compensation decisions because they facilitate meaningful comparisons in operating performance between periods and among our peers. TSR means our total shareholder return (including dividends) for a given period.
Key Year-Over-Year Comparisons
Our TSR for 2024 was 51.3% while that of our NY REIT Peers (comprised of Empire State Realty Trust, Inc., Paramount Group, Inc. and SL Green Realty Corp.) was 31.4% and that of the FTSE NAREIT Office Index was 21.5%.
Key Considerations
We operate in a highly competitive commercial real estate industry where we actively compete for business opportunities and executive talent. In determining compensation levels for 2024, our Compensation Committee did not attribute a numeric weight to any one factor, but sought to find a balance among (i) appropriately recognizing the significant operational and development achievements during the year, (ii) maintaining total compensation levels in line with the highly competitive market for executive talent and at a level adequate to address our recruitment and retention needs and (iii) maintaining a balanced program to foster alignment of management and shareholder interests consistent with evolving market “best practices” as well as views of our shareholders.
How We Determine Executive Compensation
Our Compensation Committee, comprised solely of independent Trustees, determines compensation for our Named Executive Officers and other senior executives. Our Compensation Committee exercises independent judgment on executive compensation and administers our equity incentive programs, including reviewing and approving equity grants under the 2023 Omnibus Share Plan (the “2023 Omnibus Plan”) and the 2019 Omnibus Share Plan (the “2019 Omnibus Plan” and, together with the 2023 Omnibus Plan, the “Omnibus Plans”). Our Compensation Committee operates under a written charter adopted by the Board, which is available on our website (www.vno.com/governance/committee-charters).
We generally make our compensation decisions in the first quarter of a year. These decisions cover the prior year’s performance and contributions. In addition, in the first quarter of a fiscal year, we establish that year’s performance threshold for our short-term annual incentive program.
Our compensation decisions are based primarily upon our assessment of each executive’s leadership, operational performance and potential to enhance long-term shareholder value. For our CEO, this assessment is made by the Compensation Committee. For our other Named Executive Officers, this assessment is initially made by our CEO subject to the review and approval of the Compensation Committee. Our annual, short-term incentive program provides for a minimum performance threshold for, and a cap on, a bonus pool for annual incentive awards to our Senior Executives. Key factors we consider when making compensation decisions include: actual performance compared to the financial, operational and strategic goals established for the Company or the executive’s operating division; the nature, scope and level of responsibilities; contribution to the Company’s financial and operational results, particularly on metrics such as NOI at share, FFO, FFO, as adjusted, TSR and leasing activity for the year; contribution to the Company’s sustainability efforts; contribution to our substantial ongoing development projects; financing and investment activities; capital allocation; and contribution to the Company’s commitment to corporate

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responsibility, including success in creating a culture of unyielding integrity and compliance with applicable laws and our ethics policies. These factors may be considered on an absolute and/or relative basis with respect to other companies or indices.
In determining individual pay levels, we also consider each executive’s historical compensation, the appropriate balance between incentives for long-term and short-term performance and the compensation paid to the executive’s peers within the Company. As discussed below, we also consider competitive market compensation paid by other companies that operate in our business or that compete for the same talent pool, such as other REITs, other real estate companies operating in our core markets and, in some cases, private equity firms, investment banking firms and hedge funds. However, we do not formulaically tie our compensation decisions to any particular range or level of total compensation paid to executives at these companies. Furthermore, we consider the actual Total Realized Compensation historically received by our management in determining whether our compensation program meets our goals of alignment with shareholder interests.
In addition, we encourage alignment with shareholders through equity-based compensation. We apportion incentive awards in order to provide the appropriate incentives to meet our compensation objectives both individually and in the aggregate for executives and other employees. Typically, our CEO receives a higher proportion of his compensation in equity than other Named Executive Officers who, in turn, receive a higher proportion in equity than our other employees. As noted above, no equity awards were granted to NEOs in 2024. We regularly review our compensation program to determine whether we have given the proper incentives to our Named Executive Officers to deliver superior performance on a cost-effective basis and for them to continue their careers with us.
Role of the Corporate Governance and Nominating Committee, Compensation Committee, and CEO
The Corporate Governance and Nominating Committee is responsible for evaluating potential candidates for Chairman and CEO, and for overseeing executive succession plans. The Compensation Committee (1) reviews and approves the compensation of our executive officers and other employees whose total cash compensation exceeds $200,000 per year, (2) oversees the administration and implementation of our incentive compensation and other equity-based awards, and (3) regularly evaluates the effectiveness of our overall executive compensation program.
The Compensation Committee oversees the compensation program for our CEO and our other Named Executive Officers. The Compensation Committee evaluates CEO performance and sets his compensation. Our CEO and the Compensation Committee together assess the performance of other senior executives and our Compensation Committee determines their compensation, based on the initial recommendations of our CEO. The other NEOs do not play a role in determining their own compensation, other than discussing individual performance objectives with our CEO.
In support of these responsibilities, members of our senior executive team, along with other senior executives, have the initial responsibility of reviewing the performance of the employees reporting to them and recommending compensation for those employees.
Role of Compensation Consultants/ Peer Group Benchmarking
The Compensation Committee has engaged the services of FTI Consulting, Inc. (“FTI Consulting”), as a compensation consultant, including for 2024 compensation. The Compensation Committee assessed the independence of FTI Consulting in accordance with the NYSE listing standards and concluded that no conflict of interest existed that would prevent FTI Consulting from independently advising the Compensation Committee. Our Compensation Committee is authorized by the Board to set FTI Consulting’s compensation and to replace FTI Consulting as its independent outside compensation consultant or hire additional consultants at any time.
For 2024 compensation decisions, the Compensation Committee reviewed peer compensation information, prepared by FTI Consulting, in connection with its compensation decisions. This peer information was not used to target a particular percentile for our CEO’s 2024 compensation but rather to set an appropriate range of compensation, considering relative size, performance and competitive factors. FTI Consulting reviewed the Company’s 2023 peer group and assessed the industries, geographies, market capitalization, revenues, among other factors, of the peer group relative to the Company and recommended removing a smaller company that was in the 2023 peer group and replacing it with two companies that are more similar in size/property type to the Company.

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Following FTI Consulting’s recommendation, the Compensation Committee adopted the following peer group for 2024.
Vornado’s Total Capitalization as of October 2024 was above the median of the peer group and Vornado was close to the 75th percentile of the peer group in revenue.
Our Compensation Committee has elected to use the foregoing executive compensation peer group, because the competitive landscape in which we compete for investment capital and executive talent is comprised of other publicly-traded REITs as well as real estate operating companies. Additionally, as many of our competitors in the markets in which we operate, particularly with respect to our New York division, are private equity and investment management firms not structured as REITs and private entities such as real estate opportunity funds, sovereign wealth funds and pension funds, among others, our Compensation Committee, from time to time, has also considered compensation levels and trends among our non-public competitors as obtained from surveys and other proprietary data sources.
Consistent with prior years, the Compensation Committee reviewed and discussed the analyses prepared by FTI Consulting and determined that the analyses were useful in indicating that the compensation opportunities awarded to executive officers are in line with the prevailing competitive market. Furthermore, Total Realized Compensation metrics align with the performance of the Company and the shareholder value created.
Analysis of Risk Associated with Our Executive Compensation Program
Our Compensation Committee has discussed risk as it relates to our executive compensation program and the Compensation Committee does not believe our program encourages excessive or inappropriate risk-taking for the reasons stated below.
We structure our pay to consist of both fixed and variable compensation. The fixed portion (base salary) of compensation is designed to provide a base level of income regardless of our financial or Share price performance.
The variable elements of compensation encourage and reward both short- and long-term corporate performance. For short-term performance, annual incentives are based on the formulaic thresholds of our annual incentive pool and assessments of performance during the prior year. For long-term performance, awards generally vest over three, four or five years. Awards of LTPP Units, OPP Units, Performance AO LTIP Units, appreciation-only OP units (“AO LTIP Units”) or options have value only if our Share price increases over time (and, in the case of LTPP Units, if we meet specified operational goals). Awards of restricted units can be redeemed for Shares only if our Share price increases over time. Awards of restricted units require a two-year holding period (regardless of vesting). For LTPP and OPP awards, we generally require our Named Executive Officers to hold the equity received on earned and vested awards for one additional year after they have vested (or three years, in the case of our CEO for LTPP awards). We and our Compensation Committee also believe that the mix of formulaic criteria and a non-formulaic evaluation of historic performance provides an incentive for our executives to produce superior performance without the distorting effects of providing a pre-determinable compensation award based on the performance of only one division or business unit or upon other results that may not result in long-term value creation.
As demonstrated above, our executive compensation program is structured to achieve its objectives by (i) providing incentives to manage the Company for the long-term, (ii) avoiding disproportionately large, short-term incentives

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that could encourage the taking of excessive risks or sacrificing long-term value, (iii) requiring our executives to maintain a significant investment in the Company and (iv) evaluating annually an array of performance criteria rather than focusing on a singular metric that may encourage unnecessary risk-taking. This combination of factors encourages our executives to manage the Company prudently.
Elements of Our Compensation Program
Annual Base Salary
Base salaries are established based on the scope of responsibilities, taking into account the compensation paid by other companies as well as salaries of peers within the Company. Consistent with our pay-for-performance philosophy, annual base salary is a relatively low percentage of total compensation. Excluding temporary salary reductions implemented during 2020 due to the impact of the COVID-19 pandemic on our business, there were no increases in our Named Executive Officers’ base salary levels for 2024 and there have not been any increases in our Chief Executive Officer’s base salary in over 20 years.
Annual Incentive Awards
Our Compensation Committee has established a short-term incentive program for the senior management team that formulaically ties a maximum award pool to achieving a level of FFO, as adjusted, of at least 65% of the prior year, and set a cap for the aggregate pool of bonuses to the Senior Executives at 1.75% of FFO, as adjusted. The Company believes FFO, as adjusted, is one of the key operating metrics within the REIT industry and a primary driver of long-term TSR performance. We use FFO, as adjusted, as the primary metric for our annual incentive awards rather than total FFO. FFO, as adjusted, excludes certain items that impact the comparability of period-to-period FFO, and thus the Compensation Committee believes it provides a better metric than total FFO for assessing management’s performance. Under our annual compensation program, participants may earn annual cash incentive payments and/or equity awards if and only if FFO, as adjusted, is at least 65% or more of the prior year’s comparable FFO, as adjusted. Moreover, even if the Company does achieve the stipulated FFO, as adjusted, performance requirement, the Compensation Committee retains the right, consistent with best practices, to elect to reduce or make no payments under the program.
For 2024, the maximum pool available for annual incentive bonuses to Senior Executives was $8.5 million (1.75% of FFO, as adjusted) but nevertheless, our Compensation Committee granted a reduced aggregate amount of $7.5 million in annual bonuses to Senior Executives, equal to 1.5% of FFO, as adjusted.
As described in more detail below under “—Current Year Compensation Decisions,” individual award allocations are determined by the Compensation Committee based on an assessment of individual and Company performance. Performance criteria used when determining awards include, among others, the following:
•
Leasing performance and occupancy levels;

•
Execution of our development and redevelopment projects;

•
Capital markets performance and maintenance of a strong balance sheet;

•
Acquisitions, dispositions and financing activity;

•
Same store NOI at share;

•
FFO and FFO, as adjusted;

•
Implementation and achievement of goals, including expense control and adherence to budget, and sustainability initiatives, including sustainability goals; and

•
Achievement of business unit and/or departmental objectives.

Any awards under the annual incentive program are payable in cash and/or equity awards, generally in the first quarter of each year for the prior year’s performance.
Long-Term Equity Incentives
Long-term equity compensation is typically issued under our Omnibus Plans through performance-based awards, such as our LTPP Units (awarded in 2023 and 2022), or Performance AO LTIP Units (awarded in June 2023), and

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grants of time-based restricted units. Equity awards link compensation directly to the performance of our Share price. We believe this encourages our NEOs to make business decisions with an ownership mentality. No equity awards were granted to NEOs in 2024.
Description of Awards
Restricted Units
“Restricted units” (which we also refer to as “LTIPs”) are grants of limited partnership interests in the Operating Partnership under our Omnibus Plans. These units generally vest in three or four equal annual installments beginning approximately one year after grant and include a two-year holding requirement. The restricted units granted in June 2023, however, vest in two equal installments on the 3rd and 4th anniversaries of the grant date, respectively, subject to the recipient’s continued employment with the Company as of such date, with each vesting tranche subject to an additional one-year post vesting transfer restriction.
Vested restricted units are exchangeable on a one-for-one basis into the Operating Partnership’s Units under certain circumstances, which principally include the requirement that certain tax “book-up” events for the Operating Partnership have occurred whereby sufficient book gain has been specially allocated to the restricted units so that they have the same per unit capital account value as Class A Units. In addition to the limitation on exchangeability, the ability to receive the same liquidation value as Class A Units also is dependent on sufficient amounts of book gain being specially allocated to the restricted units. Book gain is only eligible to be specially allocated to the capital account of a restricted unit on a book-up event to the extent aggregate book gain exceeds aggregate book loss since the issuance of the restricted unit, which generally corresponds to appreciation in the value of the assets of the Operating Partnership during such period. During the restricted period, each restricted share or restricted unit entitles the recipient to receive payments equal to the dividends on one Share.
Our Compensation Committee believes that restricted units are a key component of our long-term incentive program because they offer recipients a long-term incentive that is similar to restricted shares with more favorable U.S. federal income tax treatment under current law. We believe that the use of restricted units has (i) enhanced our equity-based compensation package overall, (ii) advanced the goal of promoting long-term equity ownership by our management, (iii) not adversely impacted dilution as compared to restricted shares, (iv) enhanced retention and (v) further aligned the interests of our management with the interests of our shareholders.
June 2023 Equity Awards
Background Factors
The June 2023 Equity Awards (as defined below) were driven by macro factors that had a direct impact on our business leading up to the grant date:
•
Since the onset of the COVID-19 pandemic in early 2020, office REITs, including Vornado, faced major challenges due to the dramatic increase in remote and hybrid work policies. In addition, we faced a significant increase in interest rates coupled with high inflation. As a result of these and other factors, the capital markets for office properties were adversely impacted and our stock price decreased substantially from 2019 to early 2023.

•
These factors resulted in several years of our performance equity awards failing to meet the specified performance hurdles and being forfeited. In addition, any time-based equity awards held by employees were worth substantially less than at the applicable grant date.

•
Due to these operational challenges, equity forfeitures/decreases and the very tight job market, a number of key employees, including at the Executive Vice President and Senior Vice President levels, left the Company from 2021 through early 2023 and we faced the very real prospect of additional departures.

•
Moreover, beginning in 2019 we initiated an important management succession process and promoted a new generation of Company leaders.

Given the challenging operating environment over the years leading to the grant and the substantial decrease in the value of equity awards received by the new senior management team, the Compensation Committee believed it was necessary to consider making significant grants to the senior management team and a broad group of other

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employees to promote retention and further align the award recipients with shareholder returns over the following few years. Additionally, given the long timelines associated with the real estate business and several of our projects, such as the PENN District and 350 Park Avenue developments, the Compensation Committee believed it was critical that we take steps to ensure employee continuity, especially at the senior management level.
In order to obtain sufficient share capacity to make equity grants that would accomplish these retention goals and incentivize shareholder returns, the Company sought and obtained shareholder approval at the 2023 Annual Meeting of Shareholders for the 2023 Omnibus Plan. In conversations with major shareholders leading up to the 2023 Annual Meeting of Shareholders and thereafter, the shareholders were supportive of the Compensation Committee’s contemplated equity grants and provided general feedback on the structure of the grants which was incorporated in the actual award grants made by the Compensation Committee on June 29, 2023 (the “June 2023 Equity Awards”).
June 2023 Equity Awards Structure
•
Over 40% of the June 2023 Equity Awards were granted to employees who are not NEOs

•
Mix of 2.4 million LTIPs and 14.4 million Performance AO LTIP Units (which are economically similar to performance-based options)

◦
Based on the 2023 Omnibus Plan’s weighting of each full award that delivers the full value of one Share or Operating Partnership Unit counting as one Share equivalent, and each award of an option to acquire our Shares (or other securities that require the payment of an exercise price or deduction of a strike price) counting as one-half of a Share equivalent, the award was comprised of 25% time-based LTIPs and 75% Performance AO LTIP Units

•
Back-ended vesting provisions to promote retention

◦
LTIPs vest in two equal installments on the 3rd and 4th anniversaries of the grant date (except in the event of a qualifying termination), with each tranche subject to an additional one-year post-vesting lockup

◦
20% of the Performance AO LTIP Units vest on the 3rd anniversary of the grant date and the remaining 80% vest on the 4th anniversary of the grant date (except in the event of a qualifying termination)

•
In order for the Performance AO LTIP Units to be fully exercisable (subject to time-based vesting), the Share price is required to increase 75% above $16.87, the grant date Share price

•
Performance AO LTIP Units require sustained Share performance until the actual conversion date for the units to maintain value

Importantly, in consideration of the June 2023 Equity Award grants, the Compensation Committee did not grant any equity awards to June 2023 Equity Award recipients in 2024 or 2025.
The 2023 LTIPs are a class of units of the Operating Partnership that, following the occurrence of certain events and upon vesting, are convertible by the holder into an equivalent number of Class A units of the Operating Partnership (“Class A Units”). Class A Units are redeemable by the holder for cash or, at the Company’s election, Shares of the Company on a one-for-one basis. The 2023 LTIPs will vest in two equal installments on the 3rd and 4th anniversaries of the grant date, respectively, subject to the recipient’s continued employment with the Company as of such date (except in the event of a qualifying termination), with each vesting tranche subject to an additional one-year post-vesting transfer restriction. The 2023 LTIPs are entitled to receive the same distributions as paid on the Shares.
The 2023 Performance AO LTIP Units are a class of Operating Partnership units and each 2023 Performance AO LTIP Unit is potentially convertible into a number of Class A Units until the tenth anniversary of the grant date, subject to satisfaction of the vesting and performance conditions described below, determined by reference to the excess of the closing price per Share on the date of conversion over $16.87, the closing Share price on the grant date.
The 2023 Performance AO LTIP Units will vest with respect to 20% on the 3rd anniversary of the grant date, and the remaining 80% will vest on the 4th anniversary of the grant date, subject to the recipient’s continued employment with the Company (except in the event of a qualifying termination).

40	VORNADO REALTY TRUST
2025 PROXY STATEMENT
Other Plans:
Development Fee Pool
Background Factors
Our team continues to pursue major projects that will enhance the long-term value of our portfolio. They are also evolving our business model to enable us to compete and succeed better in today’s environment by spreading risk and partnering with like-minded entities on development projects. These projects require a particular set of expertise and skills, and the Compensation Committee sought to design a component of compensation specifically to retain and incentivize our team.
In doing so, the Compensation Committee considered several factors:
•
Large development projects in New York City are extraordinarily complex and require a long, intensive period of time to complete, often taking 7-10 years from conception to stabilization (e.g., 220 Central Park South), and require highly specialized knowledge of the NYC zoning process, building regulations and construction expertise, as well as financing and leasing expertise.

•
These development projects, while potentially very profitable, are also extraordinarily capital intensive and generally entail significant risk. In order for us to undertake large development projects that may last close to a decade, the Company must maintain a best-in-class development team and be confident that it will be able to retain that strong team throughout the development process.

•
Maintaining a world-class development team in-house, rather than outsourcing development projects to third parties, provides key advantages including allowing for seamless communication among our development, leasing, financing and senior management teams, and provides us with greater control. This results in higher quality projects at better yields and significantly lower costs and risk to shareholders.

•
It often may be beneficial to the Company to enter into joint ventures with third-party investors that can provide capital for developments and enable the Company to leverage its skills, enhance its economics and diversify its risk.

The Compensation Committee believes that it is important for the Company to have a compensation tool it can use to reward employees for these large, long-term development projects where the potential reward is clear to employees and such reward is not dependent on our Share price, which is generally outside of our control, and certainly outside the control of the development team. In addition, we are often competing for talent with private developers that can offer profit-sharing opportunities and the ability for employees to participate in fees. Thus, in order to incentivize joint ventures with third-parties, reward employees’ dedication to these large development projects, and encourage retention of our team members, in December 2023, the Compensation Committee established a new compensation pool (the “Development Fee Pool”).
Development Fee Pool Structure
•
Comprised of not more than forty percent (40%) of all net development fees received by the Company and its affiliates from third parties with respect to the 350 Park Avenue development (the “350 Park Avenue Project”) and from future development projects.

◦
The Development Fee Pool only applies to fees paid by joint-venture partners or other third parties but does not apply to wholly-owned Company developments. “Net development fees” excludes any amounts attributable to the Company’s share of a payment made by a joint venture.

•
Upon the closing of the 350 Park Avenue transaction in the first quarter of 2023, the Company received an initial $25 million installment of development fees for the 350 Park Avenue Project. Based on the Company’s anticipated 36% interest in the 350 Park Avenue Project joint venture which, if formed, will bear the cost of the development fee, $16 million of such development fee is attributable to third parties. Accordingly, $6.4 million (representing 40% of $16 million) was available in the Development Fee Pool and, on December 15, 2023, the Compensation Committee approved cash payments to Messrs. Roth, Franco, Langer and Weiss of $2.2 million, $1.4 million, $1.4 million and $1.4 million, respectively, from the Development Fee Pool in connection with their extraordinary efforts in sourcing and completing the complex 350 Park Avenue transaction.

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2025 PROXY STATEMENT
•
The Compensation Committee expects that non-NEOs that work on and support our new joint venture developments will participate in future distributions from the Development Fee Pool.

•
Because of the large scale and duration of development projects, the Compensation Committee expects that Development Fee Pool allocations will only be made on an episodic basis and that they will not be an annual occurrence.

•
All Development Fee Pool allocations must be approved by the Compensation Committee and, consistent with historical practice, the material terms of all joint venture transactions, including any development fee arrangements, must be approved by our Board of Trustees.

Nonqualified Deferred Compensation Plans
We maintain two nonqualified deferred compensation plans, the Vornado Realty Trust Nonqualified Deferred Compensation Plan (“Plan I”) and the Vornado Realty Trust Nonqualified Deferred Compensation Plan II (“Plan II”). Plan I and Plan II are substantially similar, except that Plan II, which applies to deferrals on and after January 1, 2005, is designed to comply with the restrictions of Section 409A of the Internal Revenue Code, as amended.
Employees having annual compensation of at least $200,000 can participate in Plan II, provided they are “accredited investors” under securities laws. Members of our Board are also eligible to participate. To participate, an individual must make an irrevocable election to defer at least $20,000 of compensation (whether cash or equity) per year. Participant deferrals are fully vested. The Company may make discretionary credits on behalf of participants but has not done so to date. Deferrals are credited with the rate of return of specific investments or various “benchmark funds”, some of which are based on the performance of the Company’s securities. Participants may have their deferrals in a “Retirement Account” or a “Fixed Date Account.” Retirement Accounts are generally payable following retirement or termination of employment. Fixed Date Accounts are generally payable at a date that is at least two full calendar years after the year for which deferrals are made. Participants may elect to receive distributions as a lump sum or in the form of annual installments over no more than 10 years. In the event of a change of control of the Company, all accounts become immediately payable in a lump sum. Plan I also permits a participant to withdraw all or a portion of their account at any time, subject to a 10% withdrawal penalty.
Retirement and 401(k) Plans
We offer a 401(k) Retirement Plan to all of our employees in which we provide matching contributions (up to 75% of the statutory maximum but not more than 7.5% of cash compensation) that fully vest after five years of employment. We do not sponsor any other retirement plan. Retirement plans are not a factor in our current compensation determinations.
Perquisites and Other Compensation
We provide select perquisites we believe are reasonable and in line with the competitive market. These perquisites include supplemental life insurance and an allowance for financial counseling and tax preparation services for certain executives. Additionally, due to the extensive business-related travel requirements, we provide some of our Senior Executives with a car and/or driver. Providing a car and driver allows these executive officers to use their travel time efficiently and productively for business purposes. The amounts disclosed in this proxy statement for car and driver costs include the entire value of the benefit, both business purpose and personal use.

42	VORNADO REALTY TRUST
2025 PROXY STATEMENT
Equity Ownership Guidelines
To further foster the strong ownership culture among our senior executive team and ensure the continued direct alignment of management and shareholder interests, and consistent with emerging corporate governance trends, we have adopted equity ownership guidelines requiring a minimum ownership level. The equity ownership requirements (Shares and certain securities convertible or redeemable for Shares) for our executives are as follows:
Chairman and CEO	6 times his annual base salary
All Other Executive Officers	3 times their annual base salaries
Executive officers have five years from the date of becoming an executive officer to satisfy the ownership requirement. All of our Named Executive Officers satisfy these guidelines.
We have also adopted equity ownership guidelines for members of our Board. Under the guidelines, all non-employee Trustees are required to maintain a minimum ownership having a value at least five times their annual cash retainers. Non-employee Trustees have five years from the time of initial election to satisfy the guidelines. All non-employee Trustees currently satisfy these guidelines or are expected to satisfy these guidelines.
Comparison of 2022-2024 Total Direct/Realizable Compensation
Each year the “Summary Compensation Table” must report the salary paid during that year, the annual incentive earned for that year and the equity-based, long-term incentive granted during that year, which for us is the long-term incentive award for the prior year’s performance. Because the regular, annual equity we typically award in the first quarter of each year is determined based on performance in the prior year, the SEC’s approach differs from the way we think about pay—salary, annual cash incentive and the Fair Value of equity-based pay—earned for any one year. In order to provide our shareholders with the aggregate amount of compensation potentially earnable for a given calendar year, we are including below a supplemental Total Direct/Realizable Compensation Table. The Total Direct/Realizable Compensation Table consists of (i) the actual salary paid for the year, (ii) the annual incentives awarded for the year and (iii) the Fair Value of equity awarded for service and performance for the year, irrespective of when ultimately granted For 2023, the Total Direct/Realizable Compensation table also includes the June 2023 Equity Awards. The table excludes the value of certain perquisites, which are disclosed in the Summary Compensation Table. We believe this table demonstrates further the ongoing correlation between the executive’s pay and overall Company performance. “Fair Value” is determined in accordance with securities and accounting rules (excluding the impact of estimated forfeitures related to service-based vesting conditions).
The principal difference between the Total Direct/Realizable Compensation Table and the Summary Compensation Table is that the Total Direct/Realizable Compensation Table achieves an “apples to apples” presentation of equity awards in the performance year to which such grants relate, rather than in the year in which such grants were made. Other companies may calculate Total Direct/Realizable Compensation differently than we do. The table presented below is not a substitute for, and should be read in conjunction with, the Summary Compensation Table.

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2025 PROXY STATEMENT
Total Direct/Realizable Compensation Table
The Total Direct/Realizable Compensation earned by our Named Executive Officers for the 2022-2024 period was as follows:
Name	Year	Salary ($)(1)	Cash Bonus ($)(2)	Grant Date Fair Value of Restricted Unit Awards as Long-Term Equity Compensation ($)(3)	Grant Date Fair Value of At-Risk Multi-Year Performance- Based Awards ($)(4)	Other Compensation ($)	Total Direct/ Realizable Compensation ($)(5)
Steven Roth	2024	1,000,000	1,500,000	—	—	—	2,500,000
	2023	1,000,000	3,700,000	6,120,625	8,898,750	—	19,719,375
	2022	822,419	1,500,000	3,390,004	3,390,183	—	9,102,606
Michael J. Franco	2024	1,000,000	1,500,000	—	—	—	2,500,000
	2023	1,000,000	2,900,000	4,546,750	6,610,500	—	15,057,250
	2022	1,000,000	1,500,000	1,057,502	1,057,574	—	4,615,076
Haim Chera	2024	1,000,000	1,501,119	—	—	—	2,501,119
	2023	1,000,000	1,500,000	2,331,671	3,390,000	—	8,221,671
	2022	1,000,000	1,500,000	337,518	337,546	—	3,175,064
Barry S. Langer	2024	1,000,000	1,500,000	—	—	—	2,500,000
	2023	1,000,000	2,900,000	3,497,500	5,085,000	—	12,482,500
	2022	1,000,000	1,500,000	850,001	850,082	—	4,200,083
Glen J. Weiss	2024	1,000,000	1,500,000	—	—	—	2,500,000
	2023	1,000,000	2,900,000	3,497,500	5,085,000	—	12,482,500
	2022	1,000,000	1,500,000	980,018	980,092	—	4,460,110

(1)
The information provided includes the value of grants of restricted units in lieu of cash salary for services that are rendered in the year indicated and are awarded in the first quarter. Mr. Roth elected to receive 80% of his cash salary for 2022 in the form of restricted units with a Grant Date Fair Value of  $622,419 which is reflected in this column.

(2)
For 2023, includes Development Fee Pool allocations of  $2.2 million for Mr. Roth and $1.4 million for each of Messrs. Franco, Langer and Weiss.

(3)
For 2023, represents the Grant Date Fair Value of restricted units awarded in June 2023. For 2022, represents the Grant Date Fair Value of restricted units awarded in the first quarter of 2023.

(4)
For 2023, represents the Grant Date Fair Value of each Named Executive Officer’s Performance AO LTIPs awarded in June 2023. For 2022, represents the Grant Date Fair Value of each Named Executive Officer’s award of LTPP Units in 2023 for 2022 performance.

(5)
Does not include the value of certain perquisites such as supplemental life insurance or automobile benefits provided to certain of our Named Executive Officers.

Comparison of Total Realized Compensation with Total Direct/Realizable Compensation
The following table illustrates compensation awarded to and earned by each of the Named Executive Officers for service and performance from 2022 through 2024. This table is prepared on the same basis as the “Total Direct/Realizable Compensation Table” except that the value actually realized from the respective performance-based compensation earned each applicable year is shown instead of the accounting cost of what was awarded. Our Compensation Committee believes that “Total Realized Compensation” is an important metric to consider when determining whether our compensation program achieves its goals of alignment with our actual Share performance.
The amounts reported below meaningfully differ from the amounts determined under SEC rules and reported in the “Summary Compensation Table.” This table is not a substitute for, and should be read in conjunction with, the “Summary Compensation Table.”

44	VORNADO REALTY TRUST
2025 PROXY STATEMENT
Total Realized Compensation Table
The Total Realized Compensation and Total Direct/Realizable Compensation earned by our Named Executive Officers for the 2022-2024 period were as follows:
Name	Year	Salary ($)(1)	Cash Bonus ($)(2)	Grant Date Fair Value of Restricted Unit Awards as Long-Term Equity Compensation ($)(3)	Performance Awards (Value Realized) ($)(4)	Total Realized Compensation ($)(5)	Total Direct/ Realizable Compensation ($)(5)
Steven Roth	2024	1,000,000	1,500,000	—	6,480,634	8,980,634	2,500,000
	2023	1,000,000	3,700,000	6,120,625	1,528,721	12,349,346	19,719,375
	2022	822,419	1,500,000	3,390,004	—	5,712,423	9,102,606
Michael J. Franco	2024	1,000,000	1,500,000	—	1,963,857	4,463,857	2,500,000
	2023	1,000,000	2,900,000	4,546,750	411,913	8,858,663	15,057,250
	2022	1,000,000	1,500,000	1,057,502	—	3,557,502	4,615,076
Haim Chera	2024	1,000,000	1,501,119	—	626,858	3,127,977	2,501,119
	2023	1,000,000	1,500,000	2,331,671	131,645	4,963,316	8,221,671
	2022	1,000,000	1,500,000	337,518	—	2,837,518	3,175,064
Barry S. Langer	2024	1,000,000	1,500,000	—	1,578,518	4,078,518	2,500,000
	2023	1,000,000	2,900,000	3,497,500	331,231	7,728,731	12,482,500
	2022	1,000,000	1,500,000	850,001	—	3,350,001	4,200,083
Glen J. Weiss	2024	1,000,000	1,500,000	—	1,819,912	4,319,912	2,500,000
	2023	1,000,000	2,900,000	3,497,500	382,194	7,779,694	12,482,500
	2022	1,000,000	1,500,000	980,018	—	3,480,018	4,460,110

(1)
The information provided includes the value of grants of restricted units in lieu of cash salary for services that are rendered in the year indicated and are awarded in the first quarter. Mr. Roth elected to receive 80% of his cash salary for 2022 in the form of restricted units with a Grant Date Fair Value of  $622,419, which is reflected in this column.

(2)
For 2023, includes Development Fee Pool allocations of  $2.2 million for Mr. Roth and $1.4 million for each of Messrs. Franco, Langer and Weiss.

(3)
For 2023, represents the Grant Date Fair Value of restricted units awarded in June 2023. For 2022, represents the Grant Date Fair Value of restricted units awarded in the first quarter of 2023.

(4)
For 2023, represents the earned operational performance component of the 2022 LTPP award realized in 2023, valued based on the closing Share price on December 29, 2023. For 2024, represents the earned operational performance component of the 2023 LTPP award realized in 2024, valued based on the closing Share price on December 31, 2024.

(5)
The 2023 amounts in the Total Realized Compensation column excludes the earned Performance AO LTIP Units granted in June 2023, the majority of which do not vest until June 2027. Does not include the value of certain perquisites such as financial counseling and tax services, supplemental life insurance or automobile benefits provided to certain of our Named Executive Officers.

Current Year Compensation Decisions
We generally make our incentive compensation decisions in the first quarter of a year with respect to performance during the prior year, though with respect to 2024 the compensation decisions were made in December 2024 because no equity awards were granted to NEOs in 2024 (or the first quarter of 2025).
The compensation levels discussed in this Compensation Discussion and Analysis section are not directly comparable to the amounts presented in the “Summary Compensation Table.”
In addition, in the discussion below, when we discuss the “Fair Value” of equity awards, the “Fair Value” is determined in accordance with accounting rules (excluding the impact of estimated forfeitures related to service-based vesting conditions). Fair Value is the method used for presenting values for equity awards in our “Summary Compensation Table” and elsewhere under “Executive Compensation.” When we discuss the “Market Value” of equity awards, we refer to values based on the market price at the date of grant (the values considered by our Compensation Committee in making compensation decisions).
Total Compensation of Our CEO (with Equity Determined at Fair Value)
For 2024, Mr. Roth’s Total Direct/Realizable compensation was $2,500,000 compared to $19,719,375 in the prior year, a 87.3% decrease. For 2024, Mr. Roth’s Total Realized Compensation was $8,980,634 compared to $12,349,346 in the prior year, a 27.3% decrease.

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2025 PROXY STATEMENT
For 2023, Mr. Roth’s Total Direct/Realizable compensation was $19,719,375 compared to $9,102,606 in the prior year, a 116.6% increase. For 2023, Mr. Roth’s Total Realized Compensation was $12,349,346 compared to $5,712,423 in the prior year, a 116.2% increase.
For 2022, Mr. Roth’s Total Direct/Realizable compensation was $9,102,606 compared to $8,864,214 in the prior year, a 2.7% increase. For 2022, Mr. Roth’s Total Realized Compensation was $5,712,423 compared to $4,831,100 in the prior year, an 18.2% increase.
Mr. Roth’s salary, incentives and equity awards were based on an evaluation of those factors previously described and were approved by the Compensation Committee. Among the factors considered, both objective and subjective, were the strategic position of the Company, the changes in the Company’s operating and performance metrics over the applicable period (NOI at share, FFO, as adjusted, and FFO per Share), our TSR over the applicable period and the other factors previously described, including the Company’s progress on sustainability matters, and executing on the redevelopment of THE PENN DISTRICT. These factors were considered as a whole, and no numerical weight was attributed to any particular factor.
Cash Compensation of Our CEO
Mr. Roth has served as our CEO since April 15, 2013. Mr. Roth’s base salary of $1,000,000 was established in March 2001 and has remained unchanged since then. In 2023, Mr. Roth also received a $2,200,000 allocation from the Development Fee Pool.
Equity Compensation of Our CEO
Mr. Roth did not receive any equity compensation in 2024.
Basis for Compensation of Other Named Executive Officers
For other Named Executive Officers (Messrs. Franco, Chera, Langer and Weiss), salary, annual incentive and long-term equity awards were based on an evaluation of those factors previously described and approved by the Compensation Committee. Among the factors considered, both objectively and subjectively, were the strategic position of the Company, the operating and performance metrics (NOI at share, FFO, as adjusted, and FFO per Share), our TSR over the applicable period and other factors, including the Company’s sustainability progress. With regard to Mr. Franco, we considered these factors as they apply to our Company as a whole and also considered the Company’s G&A expense management, capital markets and financing activities, acquisitions and dispositions. For Messrs. Langer and Weiss, we also considered the performance of our overall Real Estate operations, including our leasing activity (in the case of Mr. Weiss) and extensive development activities in THE PENN DISTRICT (in the case of Mr. Langer). For Mr. Chera, we also considered the performance of the Company’s retail assets, for which he is primarily responsible. We also considered these executives’ contributions to the Company’s overall strategic direction. In all cases, these factors were considered as a whole and no numerical weight was attributed to any particular factor.
Other Compensation Policies and Practices
Equity Grant Practices
All of our equity-based compensation awards are made under our shareholder-approved Omnibus Plans. The 2023 Omnibus Share Plan provides up to 10,800,000 Share equivalents with (a) each award that delivers the full value of one OP Unit or one Share counting as one Share equivalent, and (b) each award of an option, stock appreciation right or other award that requires the payment of an exercise price or deduction of a strike price counting as one-half of a Share equivalent. Following shareholder approval of the 2023 Omnibus Plan, no additional awards can be granted under the 2019 Omnibus Plan, but the terms and conditions of awards previously granted under the 2019 Omnibus Plan remain unchanged. Under the Omnibus Plans, the exercise price of each stock option must be no less than the average of the high and low price of our Shares on the date that the award was granted. Typically, the vast majority of our equity awards are granted in the first quarter of each year. In addition, and from time to time, additional equity awards may be granted in connection with new hires or promotions. We have never repriced options and our Omnibus Plans do not permit repricing of options without shareholder approval.

46	VORNADO REALTY TRUST
2025 PROXY STATEMENT
Timing of Equity Grants
While our recurring annual equity grants in recent years have not included stock options, AO LTIPs or similar option-like instruments, we maintain the following policy with respect to the timing of equity award grants:
•
With respect to regular annual equity compensation grants to employees, including NEOs, the grant date for the equity award or option-like instrument is the date that the grant is approved by the Compensation Committee, typically around mid-January

•
With respect to “off-cycle” equity grants made at different times of the year, including for new hires or other special circumstances, the Compensation Committee generally schedules the grant date to be on a date that is not within a “Blackout Period” under the Company’s Insider Trading Policy

Where awards are denominated by value, the number of shares subject to the award (and the exercise price in the case of option-like instruments) is determined based on the trading price of our common shares on the NYSE on the applicable grant date. We do not grant equity awards in anticipation of the release of material nonpublic information, and we do not time the release of material non-public information based on equity award grant dates or for the purpose of affecting the value of executive compensation.
Employment, Severance and Change of Control Agreements
For those of our senior executive team who have employment agreements, these agreements generally provide for a severance payment (for termination by us without cause or by the executive with good reason (each as defined in the employment agreement and further described below under “Employment Contracts”)) and change of control payment (if employment is terminated following a change of control) in the range of one to two times the executive’s annual salary and incentive. These change of control arrangements compensate management in the event of a termination following a fundamental change in the Company, and provide an incentive to continue with the Company at least through such time. Severance and change of control arrangements do not generally affect other compensation arrangements for a particular period. A more complete description of employment agreements, severance and change of control arrangements pertaining to the Named Executive Officers is set forth under “Employment Contracts” and “Severance and Change of Control Arrangements.”
Tax Deductibility of Compensation
The tax efficiency of compensation is one of many factors that the Compensation Committee considers in the design of our compensation programs. We look at a combination of the rates at which our executives will be taxed and the value of any deduction that we may be entitled to when developing our approach to compensation. We believe that the limitations of Section 162(m) of the Internal Revenue Code, as amended, (which limits the corporate tax deduction for certain executive officer compensation that exceeds $1 million a year) does not apply to most of the compensation we paid to our Named Executive Officers for 2024 and only a small portion of their compensation may not be deductible due to that limitation.

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2025 PROXY STATEMENT
COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Trustees of Vornado Realty Trust, a Maryland real estate investment trust, has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K of the Securities and Exchange Commission with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the proxy statement.
The Compensation Committee of the Board of Trustees:
BEATRICE HAMZA BASSEY
WILLIAM W. HELMAN IV
RAYMOND J. MCGUIRE
DANIEL R. TISCH

48	VORNADO REALTY TRUST
2025 PROXY STATEMENT
EXECUTIVE COMPENSATION

The following table sets forth (in accordance with the reporting requirements of the SEC) the compensation of each of the Company’s Chief Executive Officer, President and Chief Financial Officer and three NEOs for 2024, 2023 and 2022.
Summary Compensation Table
Name and Principal Position	Year	Salary ($)(1)	Cash and/or Equity Bonus ($)(2)	Restricted Share/Unit Awards ($)(3)	Option Awards ($)(4)	Non- Equity Incentive Plan Compensation ($)	Changes in Pension Value and Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)(5)	Total ($)
Steven Roth Chairman and Chief Executive Officer (Principal Executive Officer)	2024	1,000,000	1,500,000	—	—	—	—	356,837	2,856,837
	2023	1,000,000	3,700,000	12,900,812	8,898,750	—	—	343,952	26,843,514
	2022	822,419	1,500,000	7,286,379	—	—	—	320,909	9,929,707
Michael J. Franco President and Chief Financial Officer (Principal Financial Officer)	2024	1,000,000	1,500,000	—	—	—	—	48,187	2,548,187
	2023	1,000,000	2,900,000	6,661,826	6,610,500	—	—	67,885	17,240,211
	2022	1,000,000	1,500,000	2,117,143	—	—	—	71,790	4,688,933
Haim Chera Executive Vice President— Head of Retail Leasing	2024	1,000,000	1,501,119	—	—	—	—	498,125	2,999,244
	2023	1,000,000	1,500,000	3,006,736	3,390,000	—	—	540,401	9,437,137
	2022	1,000,000	1,500,000	677,603	—	—	—	315,780	3,493,383
Barry S. Langer Executive Vice President— Development, Co-Head of Real Estate	2024	1,000,000	1,500,000	—	—	—	—	25,519	2,525,519
	2023	1,000,000	2,900,000	5,197,582	5,085,000	—	—	25,144	14,207,726
	2022	1,000,000	1,500,000	1,699,256	—	—	—	21,254	4,220,510
Glen J. Weiss Executive Vice President—Office Leasing, Co-Head of Real Estate	2024	1,000,000	1,500,000	—	—	—	—	348,947	2,848,947
	2023	1,000,000	2,900,000	5,457,610	5,085,000	—	—	366,295	14,808,905
	2022	1,000,000	1,506,129	1,958,974	—	—	—	332,402	4,797,505

(1)
The information provided also includes the value of grants of restricted units in lieu of cash salary for services that are rendered in the year indicated and are awarded in the first quarter. For 2022, Mr. Roth elected to receive 80% of his cash salary in the form of restricted units with a Grant Date Fair Value of  $622,419.

(2)
The information provided includes cash bonuses for services that are rendered in the year indicated and are awarded in the first quarter of the next year. The 2022 amount for Mr. Weiss includes a payment for long-term service with the Company of  $6,129 and the 2024 amount for Mr. Chera includes a payment for long-term service with the Company of $1,119 that are paid to each Vornado employee on the five-year anniversary of the employee’s employment commencement date with Vornado, and every fifth year thereafter, in amounts equal to a net payment of  $100 per year of service. For 2023, amounts include Development Fee Pool allocations of  $2.2 million for Mr. Roth and $1.4 million for each of Messrs. Franco, Langer and Weiss.

(3)
Information presented in this column includes the value of grants of restricted units and LTPP Units granted during the applicable period. Information presented in these columns reflects the aggregate Grant Date Fair Value of equity awards granted in the applicable fiscal year computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in footnote 11 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024 as filed with the SEC. Pursuant to the rules and regulations of the SEC, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Dividends or dividend equivalents are paid on both the vested and unvested portion of restricted share and restricted unit awards. In accordance with applicable SEC rules, amounts shown exclude restricted units that were granted in lieu of salary or bonuses, which are reflected in the “Salary” and “Bonus” columns, respectively. Furthermore, as required by SEC rules, the amounts presented in these columns also include the Grant Date Fair Value of both restricted unit awards and of performance awards (such as our LTPP awards). Assuming that maximum performance would have been achieved under our 2023 performance-based equity awards, the value at the grant date of the awards would each have been as follows: Mr. Roth—$7,218,600; Mr. Franco—$2,187,500; Mr. Chera—$698,200; Mr. Langer—$1,758,300; and Mr. Weiss—$2,027,200. For 2024, 2023, and 2022, the Grant Date Fair Value of time-based restricted unit and LTPP awards were as follows:

VORNADO REALTY TRUST	49
2025 PROXY STATEMENT
	Year	Restricted Unit Awards Other than Awards in Lieu of Salary/Cash Bonus ($)	LTPP Awards ($)
Steven Roth	2024	—	—
	2023	9,510,629	3,390,183
	2022	3,253,265	4,033,114
Michael J. Franco	2024	—	—
	2023	5,604,252	1,057,574
	2022	964,609	1,152,534
Haim Chera	2024	—	—
	2023	2,669,190	337,546
	2022	309,259	368,344
Barry S. Langer	2024	—	—
	2023	4,347,500	850,082
	2022	772,479	926,777
Glen J. Weiss	2024	—	—
	2023	4,477,518	980,092
	2022	889,609	1,069,365

(4)
Represents Performance AO LTIP units awarded in June 2023.

(5)
See All Other Compensation table for additional information.

All Other Compensation Table
The following table describes each component of the All Other Compensation column in the Summary Compensation Table.
Name	Year	Transportation ($)(1)	Supplemental Life Insurance Premiums ($)	Matching 401(k) Contribution ($)	Total ($)
Steven Roth	2024	291,931	42,031	22,875	356,837
	2023	280,441	41,011	22,500	343,952
	2022	258,123	42,911	19,875	320,909
Michael J. Franco	2024	16,429	8,883	22,875	48,187
	2023	36,502	8,883	22,500	67,885
	2022	42,657	8,883	20,250	71,790
Haim Chera	2024	475,250	—	22,875	498,125
	2023	517,901	—	22,500	540,401
	2022	295,530	—	20,250	315,780
Barry S. Langer	2024	—	8,269	17,250	25,519
	2023	—	8,269	16,875	25,144
	2022	—	5,879	15,375	21,254
Glen J. Weiss	2024	306,305	19,767	22,875	348,947
	2023	332,818	10,977	22,500	366,295
	2022	301,175	10,977	20,250	332,402

(1)
For each applicable fiscal year, each of Messrs. Roth, Chera and Weiss were provided with a car and driver and Mr. Franco received a car allowance. Each such Named Executive Officer has used the car and driver for both business and personal purposes and the amounts shown for such executive reflect the aggregate incremental cost to the Company for the car, driver and related expenses without allocating costs between business and personal uses. Mr. Chera’s 2024, 2023 and 2022 amounts also include $309,574, $339,492 and $147,008, respectively, for the aggregate incremental cost to us for Mr. Chera’s personal use of an airplane for transportation to receive medical treatments, and represents the actual amount we paid a company owned by Mr. Roth for Mr. Chera’s use of an airplane owned by such company. For further information regarding this arrangement see “Certain Relationships and Related Transactions.”

50	VORNADO REALTY TRUST
2025 PROXY STATEMENT
Grants of Plan-Based Awards in 2024
The following table lists all grants of plan-based awards to the Named Executive Officers made in 2024 and their Grant Date Fair Value.
Estimated Future Payouts Under Equity Incentive Plan Awards
Name	Grant Date	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Units (#)	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Award	Grant Date Fair Value of All Other Stock Awards ($)
Steven Roth	N/A	—	—	—	—	—	—	—
Michael J. Franco	N/A	—	—	—	—	—	—	—
Haim Chera	N/A	—	—	—	—	—	—	—
Barry S. Langer	N/A	—	—	—	—	—	—	—
Glen J. Weiss	N/A	—	—	—	—	—	—	—
Outstanding Equity Awards at Year-End
The following tables summarize the number and value of equity awards held on December 31, 2024 and the aggregate option exercises in 2024 by, and restricted unit awards that vested in 2024 for, the Named Executive Officers. Pursuant to the terms of our Omnibus Plans, the exercise price and number of Shares underlying options originally made at any date of grant may be adjusted to compensate the holder for special or extraordinary dividends that may be subsequently declared. The following tables reflect such adjustments.
Name and Applicable Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested (#)	Market Value of Shares or Units That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Steven Roth
6/29/23(1)		2,625,000	16.87	6/29/2033	437,500	18,392,500
1/11/23(1)					136,045	5,719,332	314,140(2)	13,206,446
1/12/22(1)					38,996	1,639,392	126,887(3)	5,334,329
1/12/21(1)					28,549	1,200,200	347,691(4)	14,616,930
Michael J. Franco
6/29/23(1)		1,950,000	16.87	6/29/2033	325,000	13,663,000
1/11/23(1)					42,439	1,784,136	95,196(2)	4,002,040
1/12/22(1)					11,563	486,109	34,189(3)	1,437,306
1/12/21(1)					6,902	290,160	86,237(4)	3,625,403
Haim Chera
6/29/23(1)		1,000,000	16.87	6/29/2033	166,667	7,006,681
1/11/23(1)					13,545	569,432	30,385(2)	1,277,385
1/12/22(1)					3,707	155,842	10,926(3)	459,329
1/12/21(1)					2,423	101,863	25,322(4)	1,064,537
Barry S. Langer
6/29/23(1)		1,500,000	16.87	6/29/2033	250,000	10,510,000
1/11/23(1)					34,112	1,434,068	76,518(2)	3,216,817
1/12/22(1)					9,260	389,290	27,492(3)	1,155,764
1/12/21(1)					998	41,956	77,130(4)	3,242,545
Glen J. Weiss
6/29/23 (1)		1,500,000	16.87	6/29/2033	250,000	10,510,000
1/11/23(1)					39,330	1,653,433	88,220(2)	3,708,769
1/12/22(1)					10,664	448,315	31,722(3)	1,333,593
1/12/21(1)					2,779	116,829	77,130(4)	3,242,545

(1)
The awards under the column entitled “Number of Securities Underlying Unexercised Options Unexercisable” represent the Performance AO LTIP Units granted in June 2023 which vest 20% on the third anniversary of the grant date and 80% on the fourth anniversary of the grant date, and are also subject to performance conditions. The awards under the column entitled “Number of Shares or Units That Have Not Vested” vest ratably over four years except for the awards granted on June 29, 2023 under this column which vest 50% on the third anniversary and 50% on the fourth anniversary of the date of grant. The awards under the column entitled “Equity Incentive Plan Awards: Number of Unearned Shares, Units or

VORNADO REALTY TRUST	51
2025 PROXY STATEMENT
Other Rights That Have Not Vested” are awards of OPP and LTPP Units. LTPP Units awarded in 2023 do not have any value unless specified performance criteria are met and specified criteria for converting and/or redeeming units for Shares are also met. As of December 31, 2024, the applicable performance period has not yet been completed. LTPP and OPP Units awarded in 2022 and 2021, respectively, have been finalized as of January 12, 2025. In accordance with applicable SEC rules, the values presented in the table for these OPP and LTPP Units are calculated based on our year-end Share price as if the performance, converting and redemption conditions for these units had been met as of that date.
(2)
Comprised of the following LTPP Units:

Name	2023 Operational Performance Based LTPP Units Earned(a)	2023 Operational Performance Based LTPP Units Outstanding(b)	2023 Relative Dow Jones Index LTPP Units(c)	2023 Relative Northeast Peer Index LTPP Units(d)
Steven Roth	107,908	46,246	79,993	79,993
Michael J. Franco	32,700	14,014	24,241	24,241
Haim Chera	10,438	4,473	7,737	7,737
Barry S. Langer	26,284	11,264	19,485	19,485
Glen J. Weiss	30,303	12,987	22,465	22,465

(a)
Represents the number of LTPP units that were earned in 2024 for our operational performance that are not subject to forfeiture regardless of our absolute TSR performance over the three-year period ending December 31, 2025. The units will vest 50% on each of January 11, 2026 and January 11, 2027.

(b)
Represents the number of LTPP units that are outstanding for 2023 operational performance and are subject to forfeiture based on our absolute TSR performance over the three-year period ending December 31, 2025. If earned, the units will vest 50% on each of January 11, 2026 and January 11, 2027.

(c)
Represents the number of LTPP units that are outstanding and may be earned based on our TSR performance relative to the constituents of the Dow Jones U.S. Real Estate Office Index, as modified by our absolute TSR performance, over the three-year period ending December 31, 2025. If earned, the units will vest 50% on each of January 11, 2026 and January 11, 2027.

(d)
Represents the number of LTPP units that are outstanding and may be earned based on our TSR performance relative to the constituents of the Northeast Peer Group Index, as modified by our absolute TSR performance, over the three-year period ending December 31, 2025. If earned, the units will vest 50% on each of January 11, 2026 and January 11, 2027.

(3)
Comprised of the following LTPP Units:

	2022 Operational Performance Based LTPP Units Earned(a)	2022 Relative Dow Jones Index LTPP Units Earned(b)	2022 Relative Northeast Peer Index LTPP Units Earned(c)	2022 LTPP Dividend Units Earned(d)
Steven Roth	40,891	39,780	37,649	8,567
Michael J. Franco	11,018	10,718	10,144	2,309
Haim Chera	3,521	3,426	3,242	737
Barry S. Langer	8,859	8,620	8,158	1,855
Glen J. Weiss	10,223	9,945	9,412	2,142

(a)
Represents the number of LTPP units that were earned for our operational performance inclusive of TSR performance over the three-year period ending December 31, 2024. The units vested 50% on January 12, 2025 and the remaining units will vest on January 12, 2026.

(b)
Represents the number of LTPP units that were earned based on our TSR performance relative to the constituents of the Dow Jones U.S. Real Estate Office Index, as modified by our absolute TSR performance over the three-year period ending December 31, 2024. The units vested 50% on January 12, 2025 and the remaining units will vest on January 12, 2026.

(c)
Represents the number of LTPP units that were earned based on our TSR performance relative to the constituents of the Northeast Peer Group Index, as modified by our absolute TSR performance over the three-year period ending December 31, 2024. The units vested 50% on January 12, 2025 and the remaining units will vest on January 12, 2026.

(d)
Represents the number of LTPP units that were earned based on dividends paid over the three-year period ending December 31, 2024. The units vested 50% on January 12, 2025 and the remaining units will vest on January 12, 2026.

52	VORNADO REALTY TRUST
2025 PROXY STATEMENT
(4)
Comprised of the following OPP Units:

	2021 OPP Units Earned(a)	2021 OPP Dividend Units Earned(b)
Steven Roth	303,352	44,339
Michael J. Franco	75,240	10,997
Haim Chera	22,093	3,229
Barry S. Langer	67,294	9,836
Glen J. Weiss	67,294	9,836

(a)
Represents the number of OPP units that were earned based on relative outperformance over the four-year period ending January 12, 2025. The units vested 50% on January 12, 2025 and the remaining units will vest on January 12, 2026.

(b)
Represents the number of OPP units that were earned based on dividends paid throughout the period. The units vested 50% on January 12, 2025 and the remaining units will vest on January 12, 2026.

Aggregate Option Exercises in 2024 and Units Vested
	Option Awards		Unit Awards
Name	Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Units Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(1)(2)
Steven Roth	—	—	126,120	3,554,345
Michael J. Franco	—	—	37,055	1,044,357
Haim Chera	—	—	12,196	343,736
Barry S. Langer	—	—	19,040	536,286
Glen J. Weiss	—	—	24,964	703,255

(1)
Unit Awards consist of awards of restricted units.

(2)
Values realized on vesting are based on the average of the high and low price of our Shares on the date of vesting.

Employee Retirement Plan
The Company does not maintain a retirement plan other than a 401(k) plan.
Deferred Compensation
The following table summarizes the contributions, earnings, withdrawals and balance for the Named Executive Officers for and at year-end 2024.
Non-Qualified Deferred Compensation
Name	Type of Deferred Compensation Plan	Executive Contributions in Last Fiscal Year ($)(1)	Company Contributions in Last Fiscal Year ($)	Aggregate Earnings (Loss) in Last Fiscal Year ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at 12/31/24 ($)
Steven Roth	Deferred Compensation Plans	—	—	—	—	—
Michael J. Franco	Deferred Compensation Plans	200,000	—	31,687	—	231,687
Haim Chera	Deferred Compensation Plans	—	—	—	—	—
Barry S. Langer	Deferred Compensation Plans	—	—	—	—	—
Glen J. Weiss	Deferred Compensation Plans	—	—	—	—	—

(1)
This amount represents a portion of Mr. Franco’s cash bonus which is included in the “Cash and/or Equity Bonus” column of the Summary Compensation Table.

(2)
These amounts are not reported in the “All Other Compensation” column of the Summary Compensation Table.

VORNADO REALTY TRUST	53
2025 PROXY STATEMENT
Employment Contracts
Mr. Roth, our Chairman and CEO, does not have an employment agreement. The employment agreements of each of our other Named Executive Officers is described below.
Michael J. Franco
Mr. Franco has been employed by the Company pursuant to an employment agreement since September 24, 2010, which was amended and restated as of January 10, 2014 for an initial four-year term with automatic renewals unless either party gives written notice not to extend the agreement 120 days prior to its scheduled termination date. Under this agreement, Mr. Franco serves as President and effective December 31, 2020, also as Chief Financial Officer. Mr. Franco’s employment agreement provides that his base salary will not be reduced during the term of the agreement and is currently $1,000,000. During his employment, Mr. Franco will be entitled to receive an annual bonus, determined at the discretion of the Company with an annual target of $1,500,000. Upon any termination of Mr. Franco’s employment for good reason or by the Company without cause, Mr. Franco will be entitled to (a) a severance payment equal to one times his annual salary and average bonus over the last two years to be paid in a lump sum; and (b) accelerated vesting of all then-unvested equity awards (other than unearned OPP Units and the June 2023 Equity Awards, which will be governed by their terms) made by the Company to Mr. Franco. Mr. Franco is also entitled to a car allowance of $1,000 per month.
Haim Chera
Mr. Chera entered into an employment agreement with us, dated as of April 19, 2019, pursuant to which he joined the Company as Executive Vice President—Head of Retail. Mr. Chera’s employment agreement provides for an initial four-year term with automatic renewals unless either party gives written notice not to extend the agreement 120 days prior to its scheduled termination date. Mr. Chera’s employment agreement provides that his base salary will not be reduced during the term of the agreement and is currently $1,000,000. During his employment, Mr. Chera will be entitled to receive an annual bonus, determined at the discretion of the Company with an annual target of $1,500,000. Upon any termination of Mr. Chera’s employment by the Company without cause, by Mr. Chera for good reason, (in the case of clause (b) below only) due to death or disability, or (in the case of clause (b) below only) by Mr. Chera (with or without good reason) following a change in control, Mr. Chera will be entitled to (a) a severance payment equal to two times his annual salary and average bonus over the last two years to be paid in a lump sum; (b) accelerated vesting of all then-unvested equity awards (other than the June 2023 Equity Awards, which will be governed by their terms); (c) up to 18 months of COBRA coverage; and (d) 24 months of Company-provided life insurance. Mr. Chera is also entitled to a car and driver. The foregoing payments are subject to the execution of a release agreement and compliance with certain restrictive covenants, including non-competition, non-solicitation, and confidentiality provisions.
Barry S. Langer
Mr. Langer entered into an employment agreement with us, dated as of June 4, 2018, pursuant to which he currently serves as Executive Vice President—Development, Co-Head of Real Estate. Mr. Langer’s employment agreement provided for an initial term ending December 31, 2018, with automatic one-year renewals unless either party gives written notice not to extend the agreement 60 days prior to its scheduled termination date. Mr. Langer’s employment agreement provides that his base salary will not be less than $1,000,000. During his employment, Mr. Langer will be entitled to receive (i) an annual bonus, determined at the discretion of the Company and the Compensation Committee, in an amount of not less than $300,000, and (ii) an annual equity grant with a total notional value of not less than $450,000. Upon any termination of Mr. Langer’s employment by the Company without cause, by Mr. Langer for good reason, (in the case of clause (b) below only) due to death or disability, or (in the case of clause (b) below only) by Mr. Langer (with or without good reason) following a change in control, Mr. Langer will be entitled to (a) a severance payment equal to two times his annual salary and average bonus over the last two years to be paid in a lump sum, (b) accelerated vesting of all then-unvested equity awards made by the Company to Mr. Langer (other than the June 2023 Equity Awards, which will be governed by their terms), (c) up to 18 months of COBRA coverage, and (d) 24 months of Company-provided life insurance. The foregoing payments are subject to the execution of a release agreement and compliance with certain restrictive covenants, including non-competition, non-solicitation, and confidentiality provisions.

54	VORNADO REALTY TRUST
2025 PROXY STATEMENT
Glen J. Weiss
Mr. Weiss entered into an employment agreement with us, dated as of May 25, 2018, pursuant to which he currently serves as Executive Vice President—Office Leasing, Co-Head of Real Estate. Mr. Weiss’s employment agreement provided for an initial term ending December 31, 2018, with automatic one-year renewals unless either party gives written notice not to extend the agreement 60 days prior to its scheduled termination date. Mr. Weiss’s employment agreement provides that his base salary will not be less than $950,000. During his employment, Mr. Weiss will be entitled to receive (i) an annual bonus, determined at the discretion of the Company and the Compensation Committee, in an amount of not less than $800,000, and (ii) an annual equity grant with a total notional value of not less than $750,000. Upon any termination of Mr. Weiss’s employment by the Company without cause, by Mr. Weiss for good reason, (in the case of clause (b) below only) due to death or disability, or (in the case of clause (b) below only) by Mr. Weiss (with or without good reason) following a change in control, Mr. Weiss will be entitled to (a) a severance payment equal to two times his annual salary and average bonus over the last two years to be paid in a lump sum, (b) accelerated vesting of all then-unvested equity awards made by the Company to Mr. Weiss (other than the June 2023 Equity Awards, which will be governed by their terms), (c) up to 18 months of COBRA coverage, and (d) 24 months of Company-provided life insurance. The foregoing payments are subject to the execution of a release agreement and compliance with certain restrictive covenants, including non-competition, non-solicitation, and confidentiality provisions.
Severance and Change of Control Arrangements
Of our Named Executive Officers, each of Messrs. Franco, Chera, Langer and Weiss has an employment agreement, each of which is negotiated on a case-by-case basis and provides for certain payments in the event of a termination of employment, as discussed above. We believe that our current severance provisions appropriately achieve the benefits of ensuring the dedication of employees in connection with a change of control. Our Omnibus Plans, which govern all of our equity-based awards and the related forms of equity award agreements, provide that equity awards do not vest automatically upon a change of control. In addition, our deferred compensation plans provide that all applicable deferred compensation is paid out to an executive or Trustee upon his or her departure from the Company. The Company does not maintain a retirement plan other than a 401(k) plan. In addition, upon the death or disability of an executive, that executive, or his or her estate, may be entitled to insurance benefits under policies with third parties maintained by us.
Our equity-based compensation awards are governed by the individual award agreements issued under our Omnibus Plans and the employee’s employment agreement, as applicable. Our forms of award agreements for annual equity awards provide that unvested equity awards vest following a change of control only if the applicable employee’s employment is terminated by the Company without “cause” or by such employee with “good reason.” We believe these vesting provisions for equity awards following a change of control are appropriate due to the change in the nature of the award caused by a change of control. In the case of retirement after the age of 65, options automatically vest and OPP Units and LTPP Units continue to vest on their original schedule subject to the applicable performance conditions. Beginning with awards granted in 2019, in the case of retirement (as defined above), Performance Conditioned AO LTIP Units (excluding those granted in June 2023), restricted shares and restricted units (excluding those granted in June 2023) continue to vest on their original schedule (subject to performance conditions, as applicable). In the case of a termination due to disability, options, Performance Conditioned AO LTIP Units (excluding those granted in June 2023), OPP Units and LTPP Units remain outstanding subject to actual performance, and in the case of death, certain equity awards vest.
Our June 2023 restricted unit and Performance AO LTIP Unit award agreements provide that upon retirement, death, disability, resignation for good reason or termination without cause, the following vesting provisions apply:
•
If such event occurs at any time after the grant date, 50% of each of the LTIPs and Performance AO LTIP Unit awards will vest.

•
If such event occurs more than one year after the grant date, an additional 25% of each of the LTIPs and Performance AO LTIP Units will vest.

•
If such event occurs more than two years after the grant date, the remaining 25% of each of the LTIPs and Performance AO LTIP Units will vest.

•
Interpolated vesting applies if such event occurs between the grant date and the second anniversary of the grant date, in each case subject to a minimum of 50% of each award vesting.

VORNADO REALTY TRUST	55
2025 PROXY STATEMENT
•
The performance conditions will continue to apply to the vested Performance AO LTIP Units following any such event.

Upon a termination for cause or resignation by an employee without good reason, all unvested LTIPs and Performance AO LTIP Units are forfeited.
The information presented below reflects the estimated payments that each of our Named Executive Officers would have received under the employment termination scenarios set forth below (including following a change of control) if employment termination were to have occurred on December 31, 2024. In calculating the value of equity-based awards, the presentation uses a price per Share of $42.04, the closing price of our Shares on the NYSE on the last trading day in 2024. In addition, in estimating bonuses payable for the calculation of severance payments, we have used the actual annual bonuses paid in 2025 for 2024 performance. The actual amounts that would be paid on any termination of employment can only be determined at the time of any actual separation from the Company.
Steven Roth (amounts in dollars)
Payments on Termination	Voluntary Termination on Retirement(1)	Involuntary For-Cause Termination	Involuntary Not-For Cause Termination / Good Reason Termination	Voluntary Termination Following a Change of Control(2)	Death	Disability
Bonus	—	—	—	—	—	—
Severance(3)	—	—	4,302,885	—	—	—
Unvested Options(4)	57,925,479	—	57,925,479	57,925,479	57,925,479	57,925,479
Unvested Restricted Units	24,683,855	—	24,683,855	24,683,855	24,683,855	24,683,855
Unvested OPP Units(5)	14,616,930	—	14,616,930	14,616,930	14,616,930	14,616,930
Unvested LTPP Units(6)	18,880,040	—	18,880,040	18,880,040	18,880,040	18,880,040
Benefits Continuation	—	—	—	—	—	—
Accrued Vacation	—	—	—	—	—	—
Total	116,106,304	—	120,409,189	116,106,304	116,106,304	116,106,304
Michael J. Franco (amounts in dollars)
Payments on Termination	Voluntary Termination on Retirement(1)	Involuntary For-Cause Termination	Involuntary Not-For Cause Termination / Good Reason Termination	Voluntary Termination Following a Change of Control(2)	Death	Disability
Bonus	—	—	—	—	—	—
Severance	—	—	2,500,000	—	—	—
Unvested Options(4)	—	—	43,030,356	43,030,356	43,030,356	43,030,356
Unvested Restricted Units	—	—	14,538,925	14,538,925	14,538,925	14,538,925
Unvested OPP Units(5)	—	—	3,625,403	3,625,403	3,625,403	3,625,403
Unvested LTPP Units(6)	—	—	5,541,975	5,541,975	5,541,975	5,541,975
Benefits Continuation	—	—	—	—	—	—
Accrued Vacation	161,538	161,538	161,538	161,538	161,538	161,538
Total	161,538	161,538	69,398,197	66,898,197	66,898,197	66,898,197
Haim Chera (amounts in dollars)
Payments on Termination	Voluntary Termination on Retirement(1)	Involuntary For-Cause Termination	Involuntary Not-For Cause Termination / Good Reason Termination	Voluntary Termination Following a Change of Control(2)	Death	Disability
Bonus	—	—	—	—	—	—
Severance	—	—	5,000,000	—	—	—
Unvested Options(4)	—	—	22,066,849	22,066,849	22,066,849	22,066,849

56	VORNADO REALTY TRUST
2025 PROXY STATEMENT
Haim Chera (amounts in dollars)
Payments on Termination	Voluntary Termination on Retirement(1)	Involuntary For-Cause Termination	Involuntary Not-For Cause Termination / Good Reason Termination	Voluntary Termination Following a Change of Control(2)	Death	Disability
Unvested Restricted Units	—	—	6,969,980	6,969,980	6,969,980	6,969,980
Unvested OPP Units(5)	—	—	1,064,537	1,064,537	1,064,537	1,064,537
Unvested LTPP Units(6)	—	—	1,769,677	1,769,677	1,769,677	1,769,677
Benefits Continuation(7)	—	—	1,867	1,867	—	—
Accrued Vacation	19,231	19,231	19,231	19,231	19,231	19,231
Total	19,231	19,231	36,892,141	31,892,141	31,890,274	31,890,274
Barry S. Langer (amounts in dollars)
Payments on Termination	Voluntary Termination on Retirement(1)	Involuntary For-Cause Termination	Involuntary Not-For Cause Termination / Good Reason Termination	Voluntary Termination Following a Change of Control(2)	Death	Disability
Bonus	—	—	—	—	—	—
Severance	—	—	5,000,000	—	—	—
Unvested Options(4)	—	—	33,100,274	33,100,274	33,100,274	33,100,274
Unvested Restricted Units	—	—	11,079,561	11,079,561	11,079,561	11,079,561
Unvested OPP Units(5)	—	—	3,242,545	3,242,545	3,242,545	3,242,545
Unvested LTPP Units(6)	—	—	4,454,707	4,454,707	4,454,707	4,454,707
Benefits Continuation(7)	—	—	29,784	29,784	—	—
Accrued Vacation	130,769	130,769	130,769	130,769	130,769	130,769
Total	130,769	130,769	57,037,640	52,037,640	52,007,856	52,007,856
Glen J. Weiss (amounts in dollars)
Payments on Termination	Voluntary Termination on Retirement(1)	Involuntary For-Cause Termination	Involuntary Not-For Cause Termination / Good Reason Termination	Voluntary Termination Following a Change of Control(2)	Death	Disability
Bonus	—	—	—	—	—	—
Severance	—	—	5,000,000	—	—	—
Unvested Options(4)	—	—	33,100,274	33,100,274	33,100,274	33,100,274
Unvested Restricted Units	—	—	11,432,823	11,432,823	11,432,823	11,432,823
Unvested OPP Units(5)	—	—	3,242,545	3,242,545	3,242,545	3,242,545
Unvested LTPP Units(6)	—	—	5,137,117	5,137,117	5,137,117	5,137,117
Benefits Continuation(7)	—	—	33,885	33,885	—	—
Accrued Vacation	30,769	30,769	30,769	30,769	30,769	30,769
Total	30,769	30,769	57,977,413	52,977,413	52,943,528	52,943,528

(1)
Payments upon retirement from the Company are available to those Named Executive Officers who retire after reaching the age of 65 for all equity awards other than those granted in June 2023 for which the retirement age is 75. Mr. Roth would have qualified for retirement at December 31, 2024. Except as otherwise provided in these tables, no payments are due upon any other voluntary termination prior to retirement.

(2)
Our annual award agreements provide that unvested grants of options and restricted units vest following a change of control only upon specified terminations of employment. These amounts do not include the value of equity that vests for those persons due to their retirement after the age of 65 (75 for the awards granted in June 2023) as opposed to amounts payable solely due to a change of control.

(3)
Severance amount is based on 44.75 years of service through December 31, 2024 with two weeks of salary and average bonus compensation payable for each year of service.

(4)
Represents Performance AO LTIP Units granted in June 2023 based on the pro-rata vested amount as of December 31, 2024.

VORNADO REALTY TRUST	57
2025 PROXY STATEMENT
(5)
Represents 2021 OPP Plan units that were unvested as of December 31, 2024 based on final earnout amounts on January 12, 2025.

(6)
Represents both earned and un-earned LTPP units based on then current projections as of December 31, 2024.

(7)
Information presented as to the costs of benefits is based on an estimated total annual cost of benefits for such Named Executive Officer. In certain cases, continued benefits made available following a termination will be less than the total benefits currently payable.

Pay Versus Performance Table
The Company’s compensation philosophy is to pay for performance over the long- and short-term taking into consideration a range of factors, including both financial and non-financial performance measures. We align executive and shareholder interests through a compensation program providing a mix of salary, annual cash bonus incentives, and equity compensation, as further described in the “Compensation Discussion and Analysis” section above.
As required by SEC rules, the table below shows the following information for the past five fiscal years: (i) “total” compensation for our NEOs for purposes of the “Summary Compensation Table”; (ii) the “Compensation Actually Paid” to named executive officers (calculated using rules required by the SEC); (iii) our TSR; (iv) the TSR of the NAREIT All Equity Index; (v) our net income; and (vi) our FFO as adjusted per share. “Compensation Actually Paid” does not represent the value of cash and equity compensation received by named executive officers during the year, but rather is an amount calculated under SEC rules and includes, among other things, year-over-year changes in the value of unvested equity-based awards. As a result of the calculation methodology required by SEC rules, “Compensation Actually Paid” amounts below differ from compensation actually received by the individuals above and the compensation decisions described in the “Compensation Discussion and Analysis” section above.
Year (a)	Summary Compensation Table Total for PEO ($) (b)	Compensation Actually Paid to PEO ($) (c)	Average Summary Compensation Table Total for Non-PEO NEOs ($) (d)	Average Compensation Actually Paid to Non-PEO NEOs ($) (e)	Value of Initial Fixed $100 Investment Based on:		Net Income (loss) ($ Millions) (h)	FFO, as adjusted, per Share ($) (i)
					Total Shareholder Return (VNO TSR) ($) (f)	Peer group TSR (NAREIT ALL Equity Index TSR) ($) (g)
2024	2,856,837	68,404,802	2,730,474	33,834,751	79	118	20	2.26
2023	26,843,514	62,897,417	13,923,495	30,208,873	52	112	33	2.61
2022	9,929,707	(4,862,908)	4,300,083	(829,591)	37	101	(383)	3.15
2021	9,763,351	13,365,756	3,853,014	5,479,626	70	134	208	2.86
2020	11,047,233	2,225,040	7,898,162	4,063,450	60	95	(462)	2.62
Column (b).   Reflects compensation amounts reported in the “Summary Compensation Table” for our CEO, Steven Roth, who is also our principal executive officer, or “PEO”, for the respective years shown.
Column (c).   “Compensation actually paid” to our CEO in each of 2024, 2023, 2022, 2021 and 2020 reflects the respective amounts set forth in column (b) of the table above, adjusted as set forth in the table below, as determined in accordance with SEC rules. The dollar amounts reflected in column (c) of the table above do not reflect the actual amount of compensation earned by or paid to our CEO during the applicable year. For information regarding the decisions made by our Compensation Committee in regard to the CEO’s compensation for each fiscal year, please see the Compensation Discussion and Analysis sections of the proxy statements reporting pay for the fiscal years covered in the table above.

58	VORNADO REALTY TRUST
2025 PROXY STATEMENT
Year	2020	2021	2022	2023	2024
CEO	S. Roth	S. Roth	S. Roth	S. Roth	S. Roth
SCT Total Compensation ($)	11,047,233	9,763,351	9,929,707	26,843,514	2,856,837
Less: Stock and Option Award Values Reported in SCT for the Covered Year ($)	(10,669,189)	(9,251,060)	(7,908,798)	(21,799,562)	—
Plus: Fair Value for Stock and Option Awards Granted in the Covered Year ($)	9,242,062	10,661,601	3,339,202	50,073,881	—
Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years ($)	(7,815,409)	1,140,656	(11,209,625)	7,461,253	65,053,289
Change in Fair Value of Stock and Option Awards from Prior Years that Vested in the Covered Year ($)	(400,780)	484,990	413,928	(116,897)	(87,613)
Less: Fair Value of Stock and Option Awards Forfeited during the Covered Year ($)	—	(54,741)	—	(36,722)	—
Less: Aggregate Change in Actuarial Present Value of Accumulated Benefit Under Pension Plans ($)	—	—	—	—	—
Plus: Aggregate Service Cost and Prior Service Cost for Pension Plans ($)	—	—	—	—	—
Dividends or other earnings paid on stock or options awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year	821,123	620,959	572,678	471,950	582,289
Compensation Actually Paid ($)	2,225,040	13,365,756	(4,862,908)	62,897,417	68,404,802
In making the adjustments in the table above, the “value” of a stock award is the fair value of the award on the applicable date determined in accordance with FASB ASC Topic 718 using the valuation assumptions we then used to calculate the fair value of our equity awards. For more information on the valuation of our equity awards, please see the notes to our financial statements that appear in our Annual Report on Form 10-K for each fiscal year and the footnotes to the Summary Compensation Table that appears in the proxy statements reporting pay for the fiscal years covered in the table above.
Column (d).   The following non-CEO named executive officers are included in the average figures shown:
2020: Joseph Macnow, David R. Greenbaum, Michael J. Franco and Glen J. Weiss
2021: Michael J. Franco, Haim Chera, Barry S. Langer and Glen J. Weiss
2022: Michael J. Franco, Haim Chera, Barry S. Langer and Glen J. Weiss
2023: Michael J. Franco, Haim Chera, Barry S. Langer and Glen J. Weiss
2024: Michael J. Franco, Haim Chera, Barry S. Langer and Glen J. Weiss
Column (e).   Average “Compensation Actually Paid” to our non-CEO NEOs in each of 2024, 2023, 2022, 2021 and 2020 reflects the respective amounts set forth in column (d) of the table above, adjusted as set forth in the table below, as determined in accordance with SEC rules. The dollar amounts reflected in column (d) of the table above do not reflect the actual amount of compensation earned by or paid to our non-CEO NEOs during the applicable year. For information regarding the decisions made by our Compensation Committee in regards to the non-CEO NEOs’ compensation for each fiscal year, please the Compensation Discussion and Analysis sections of the proxy statements reporting pay for the fiscal years covered in the table above.

VORNADO REALTY TRUST	59
2025 PROXY STATEMENT
Year	2020 Average	2021 Average	2022 Average	2023 Average	2024 Average
Average non-PEO NEOs SCT Total Compensation ($)	7,898,162	3,853,014	4,300,083	13,923,495	2,730,474
Less: Stock and Option Award Values Reported in SCT for the Covered Year ($)	(3,599,693)	(1,278,192)	(1,613,244)	(10,123,564)	—
Plus: Fair Value for Stock and Option Awards Granted in the Covered Year ($)	2,968,413	1,569,816	494,457	25,282,730	—
Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years ($)	(2,607,245)	936,521	(3,981,631)	1,435,782	30,881,371
Change in Fair Value of Stock and Option Awards from Prior Years that Vested in the Covered Year ($)	(931,594)	36,766	(355,524)	(480,325)	(17,642)
Less: Fair Value of Stock and Option Awards Forfeited during the Covered Year ($)	—	(6,486)	—	(7,729)	—
Less: Aggregate Change in Actuarial Present Value of Accumulated Benefit Under Pension Plans ($)	—	—	—	—	—
Plus: Aggregate Service Cost and Prior Service Cost for Pension Plans ($)	—	—	—	—	—
Dividends or other earnings paid on stock or options awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year	335,407	368,187	326,268	178,484	240,548
Compensation Actually Paid ($)	4,063,450	5,479,626	(829,591)	30,208,873	33,834,751
In making the adjustments in the table above, the “value” of a stock award is the fair value of the award on the applicable date determined in accordance with FASB ASC Topic 718 using the valuation assumptions we then used to calculate the fair value of our equity awards. For more information on the valuation of our equity awards, please see the notes to our financial statements that appear in our Annual Report on Form 10-K for each fiscal year and the footnotes to the Summary Compensation Table that appears in the proxy statements reporting pay for the fiscal years covered in the table above.
Column (f).   For the relevant fiscal year, represents the cumulative TSR of Vornado based on the value of an initial fixed investment of $100 on December 31, 2019 and the reinvestment of all dividends.
Column (g).   For the relevant fiscal year, represents the cumulative TSR of the NAREIT All Equity Index (“Peer Group TSR”) based on the value of an initial fixed investment of $100 on December 31, 2019 and the reinvestment of all dividends.
Column (h).   Reflects “Net Income” in the Company’s Consolidated Income Statements included in the Company’s Annual Reports on Form 10-K for each fiscal year.
Column (i).   Company-selected Measure is FFO attributable to common shareholders plus assumed conversions, as adjusted per Share.
Relationship between Pay and Performance.   In accordance with the requirements of SEC rules, below are graphs showing the relationship of “compensation actually paid” to our Chief Executive Officer and other named executive officers in 2020, 2021, 2022, 2023 and 2024 to (1) TSR of both Vornado and the NAREIT All Equity Index, (2) Vornado’s net income and (3) Vornado’s FFO, as adjusted per share.

60	VORNADO REALTY TRUST
2025 PROXY STATEMENT

VORNADO REALTY TRUST	61
2025 PROXY STATEMENT
(1)
“Compensation actually paid” is determined in accordance with SEC rules. These dollar amounts do not reflect the actual amount of compensation earned by or paid to our CEO during the applicable year. For information regarding the decisions made by our Compensation Committee in regard to the NEOs’ compensation for each fiscal year, please see the Compensation Discussion and Analysis sections of the proxy statements reporting pay for the fiscal years covered in the table above.

Below is an unranked list of the measures we consider most important in linking the compensation actually paid to our NEOs for 2024 with our performance.
Measure	Nature
Absolute TSR (used in LTPP)	Financial measure
Relative TSR (used in LTPP)	Financial measure
FFO, as adjusted, per Share (used in 2024 Annual Incentive Plan and LTPP)	Financial measure
Sustainability progress (used in LTPP)	Non-financial measure
Pay Ratio Disclosure Rule
In August 2015, pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, the SEC adopted a rule requiring annual disclosure of the ratio of the median employee’s annual total compensation to the total annual compensation of the PEO. The Company’s PEO is Mr. Roth. Pursuant to the SEC rules, we determined a “Median Employee” and compared such employee’s total annual compensation to that of Mr. Roth. For purposes of this ratio, we calculated the annual total compensation of each of the Median Employee and Mr. Roth in accordance with the methodology that we use to calculate total compensation for purposes of the Summary Compensation Table. As of December 31, 2024, the Company employed 2,996 persons of which 2,568 persons are employed by BMS, our cleaning and maintenance services business (“BMS Employees”). The applicable information is set forth below:
Median Employee total annual compensation	$81,968
Median Employee (excluding BMS Employees) total annual compensation	$225,066
Mr. Roth PEO total annual compensation	$2,856,837
Ratio of PEO to Median Employee Compensation	35:1
Ratio of PEO to Median Employee Compensation (excluding BMS Employees)	13:1
The CEO pay ratio for 2024 is calculated using the same Median Employee identified with respect to 2023 as there was no change in our employee population or employee compensation arrangements during 2024 that we reasonably believe would significantly impact our pay ratio disclosure.

62	VORNADO REALTY TRUST
2025 PROXY STATEMENT
COMPENSATION OF TRUSTEES

Trustees who are not officers of the Company receive an annual retainer. During 2024, Mr. Roth received no compensation for his service as a Trustee. Non-management members of the Board are compensated as follows: (1) each such member receives an annual cash retainer equal to $75,000; (2) each such member receives an annual grant of restricted shares or restricted units with a value equal to $175,000 (not to be sold while such member is a Trustee, except in certain circumstances); (3) the Lead Independent Trustee receives an additional annual cash retainer of $75,000; (4) the Audit Committee Chair receives an additional annual cash retainer of $50,000 and other Audit Committee members each receive an annual cash retainer of $25,000; and (5) the Chair and members of all other committees (other than the Executive Committee) each receive an additional annual cash retainer of $30,000 and $5,000, respectively.
The following table sets forth the compensation that was earned or paid in 2024 for the non-management members of our Board.
Name	Fees Earned or Paid in Cash ($)	Share/Unit Awards ($)(1)	Other Compensation ($)	Total ($)
Candace K. Beinecke	180,000	138,083	—	318,083
Michael D. Fascitelli	75,000	138,083	209,386(2)	422,469
Beatrice Hamza Bassey	105,000	138,083	—	243,083
William W. Helman IV	85,000	138,083	—	223,083
David M. Mandelbaum	75,000	138,083	—	213,083
Mandakini Puri	130,000	138,083	—	268,083
Daniel R. Tisch	130,000	138,083	—	268,083
Raymond J. McGuire	80,000	138,083	—	218,083
Russell B. Wight, Jr.	75,000	138,083	—	213,083

(1)
The amounts presented in this column reflect the grant date fair value of equity awards (calculated pursuant to FASB ASC Topic 718) granted in 2024. The grant date fair value is the amount we would expense in our consolidated financial statements over the award’s anticipated vesting schedule. These amounts differ from that set forth in the first introductory paragraph above as that amount is based on the market price for our Shares on the date of grant. For additional information on our value assumptions, refer to footnote 11 of our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024 as filed with the SEC. Dividends are paid on both the vested and unvested portion of restricted share and restricted unit awards. For information concerning the aggregate equity awarded to non-management Trustees under our Omnibus Plans, see Note 7 to the Principal Security Holders table.

(2)
Represents the incremental cost of secretarial services and office space provided to Mr. Fascitelli at one of our properties.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee grants awards under the Company’s Omnibus Plans and makes all other executive compensation determinations. Mr. Roth is the only officer or employee of the Company who is also a member of the Board. There are no interlocking relationships involving the Board which require disclosure under the executive compensation rules of the SEC.

VORNADO REALTY TRUST	63
2025 PROXY STATEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review and Approval of Related Person Transactions
We review all relationships and transactions in which we and our significant shareholders, Trustees and our executive officers or their respective immediate family members are participants (including transactions required to be disclosed under Item 404 of Regulation S-K) to determine whether such persons have a direct or indirect material interest in the transaction. Our policy (as set forth in our Code of Business Conduct and Ethics) is to determine whether such an interest exists, applying the standards set forth in Item 404 of Regulation S-K and our Corporate Governance Guidelines. Our legal and financial staff is primarily responsible for the development and implementation of processes and controls to obtain information from our significant shareholders, Trustees and our executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether we or a related person has a direct or indirect material interest in the transaction. As required under SEC rules, transactions that are determined to be directly or indirectly material to the Company or a related person are disclosed in this proxy statement. We also disclose transactions or categories of transactions we consider in determining that a Trustee is independent. In addition, our Audit Committee and/or our Corporate Governance and Nominating Committee reviews and, if appropriate, approves or ratifies any related person transaction that is required to be disclosed. These committees, in the course of their review of a disclosable related-party transaction, consider: (1) the nature of the related person’s interest in the transaction; (2) the material terms of the transaction; (3) the importance of the transaction to the related person; (4) the importance of the transaction to the Company; (5) whether the transaction would impair the judgment of a Trustee or executive officer to act in the best interest of the Company; and (6) any other matters these committees deem appropriate.
Transactions Involving Interstate Properties
As of March 24, 2025, Interstate and its partners collectively beneficially owned approximately 7% of our outstanding Shares and approximately 26% of Alexander’s outstanding common stock. Interstate is a general partnership in which Steven Roth, David M. Mandelbaum and Russell B. Wight, Jr. are the partners. Mr. Roth is Chairman of the Board and Chief Executive Officer of the Company, the Managing General Partner of Interstate, and the Chairman of the Board of Directors and Chief Executive Officer of Alexander’s. Messrs. Mandelbaum and Wight are Trustees of the Company and also directors of Alexander’s.
We manage and lease the real estate assets of Interstate pursuant to a management agreement for which we receive an annual fee equal to 4% of annual base rent and percentage rent. The management agreement has a term of one year and automatically renews unless terminated by either of the parties on 60 days’ notice at the end of the term. We believe, based upon comparable fees charged by other real estate companies, that the terms are fair to us. We earned $208,000 in management fees under the agreement for the year ended December 31, 2024.
Transactions Involving Alexander’s
As of March 24, 2025, Interstate and its three general partners—Steven Roth (Chairman of the Board and Chief Executive Officer of the Company and Chairman of the Board of Directors and Chief Executive Officer of Alexander’s), David M. Mandelbaum (a Trustee of the Company and director of Alexander’s) and Russell B. Wight, Jr. (a Trustee of the Company and director of Alexander’s)—beneficially owned approximately 7% of our outstanding Shares and approximately 26% of Alexander’s outstanding common stock. The Company beneficially owns approximately 32% of the outstanding common stock of Alexander’s. Ms. Puri, our Trustee, also serves as a director of Alexander’s.
We manage, develop and lease Alexander’s properties pursuant to the agreements described below, which expire in March of each year and renew automatically.
Management and Development Agreements.   Pursuant to our management and development agreement with Alexander’s, we receive an annual fee for managing Alexander’s and all of its properties equal to the sum of (i) $2,800,000, (ii) 2% of the gross revenue from the Rego Park II Shopping Center, (iii) $0.50 per square foot of the tenant-occupied office and retail space at 731 Lexington Avenue, and (iv) $376,000, escalating at 3% per annum, for managing the common area of 731 Lexington Avenue. In addition, we are entitled to a development fee of 6% of development costs, as defined.

64	VORNADO REALTY TRUST
2025 PROXY STATEMENT
Leasing and Other Agreements.   We provide Alexander’s with leasing services for a fee of 3% of rent for the first ten years of a lease term, 2% of rent for the eleventh through the twentieth year of a lease term, and 1% of rent for the twenty-first through thirtieth year of a lease term, subject to the payment of rents by Alexander’s tenants. Under the agreements in effect prior to May 1, 2024, in the event that third-party real estate brokers were used, our leasing fee increased by 1% and we were responsible for the fees to the third-party real estate brokers (“Third-Party Lease Commissions”). On May 1, 2024, our Board of Trustees approved amendments to the leasing agreements, subject to applicable consents from Alexander’s lenders, pursuant to which Alexander’s is directly responsible for any Third-Party Lease Commissions and, in such circumstances, our fee is one-third of the applicable Third-Party Lease Commissions. We are also entitled to a commission upon the sale of any of Alexander’s assets of 3% of gross proceeds, as defined, for asset sales of less than $50,000,000, or 1% of gross proceeds, as defined, for asset sales of $50,000,000 or more. In connection with a Bloomberg L.P. lease renewal at 731 Lexington Avenue, Alexander’s paid during 2024 a leasing commission to a third-party broker and paid us a $5,500,000 leasing commission override.
Other Agreements.   BMS, our wholly-owned subsidiary, supervises (i) the cleaning, engineering and security services at Alexander’s 731 Lexington Avenue property and (ii) security services at Alexander’s Rego Park I, Rego Park II properties and The Alexander apartment tower. In addition, our subsidiary manages the parking garages at Alexander’s Rego Park I and Rego Park II properties.
During the year ended December 31, 2024, Alexander’s incurred $2,800,000 in management fees, $472,000 in development fees, $6,084,000 in leasing fees and $6,053,000 for property management, cleaning, engineering, parking and security fees under its agreements with the Company and/or BMS.
At December 31, 2024, Alexander’s owed the Company (i) $642,000 for management, property management, cleaning, engineering and security fees, (ii) $346,000 for development fees and (iii) $171,000 for leasing fees.
Certain Other Transactions or Relationships
With respect to our building at 888 Seventh Avenue, we are the lessee under a ground lease that expires in 2067, assuming all renewal options are exercised. The lessor under the ground lease is a limited liability company that is owned by several members, some of which include trusts for the benefit of the family of Mr. David M. Mandelbaum (one of our Trustees), his children, his brother, his sister and his sister’s family. Mr. Mandelbaum has no voting or pecuniary interest in these trusts or in the ground lease. The underlying fee property was purchased by the parents of Mr. Mandelbaum in 1961 and placed into trusts at that time for the benefit of their children and grandchildren. Since 1961, this property has been owned 20% by these trusts and, when the trusts expired, descendants of Mr. Mandelbaum’s parents. The remaining 80% of the limited liability company is owned by two unrelated families. One family owns 55% of the limited liability company and is its managing member. Mr. Mandelbaum’s personal interest in the property is an indirect 2.66% interest. We acquired the building at 888 Seventh Avenue (and the tenant’s interest under the ground lease) from an unrelated party in 1998. The limited liability company owning the ground receives under the ground lease an aggregate payment of $3,350,000 per year in rent.
Our property, Wayne Town Center, is subject to a ground lease owned by members of David M. Mandelbaum’s family or trusts for their benefit. The rent on the ground lease in 2024 was $5,694,570 and increases by the greater of Consumer Price Index (“CPI”) or 6% per year. Mr. Mandelbaum has no direct voting or pecuniary interest in these trusts or in the ground lease.
Daryl Roth Productions Ltd., owned by Mr. Roth’s family, is also a tenant at our building at 888 Seventh Avenue in New York City pursuant to a lease at market terms. Pursuant to the lease, during 2024, Daryl Roth Productions paid rent of $522,317. In addition, Daryl Roth Productions paid $13,054 to Vornado in 2024 for information technology services.
During 2024, the Company reimbursed a company owned by Mr. Roth $118,900 for the use, for Company-business purposes, of an airplane owned by such company. In 2024, the Company made an additional payment of $309,574 to the company owned by Mr. Roth in respect of use of such airplane by Mr. Chera during 2024 for Mr. Chera’s use to provide transportation to receive medical treatments.

VORNADO REALTY TRUST	65
2025 PROXY STATEMENT
We provide various services to the Manhattan High Street and Times Square Joint Venture in accordance with management, development, leasing and other agreements. Haim Chera, Executive Vice President—Head of Retail, has an investment in Crown Acquisitions Inc. and Crown Retail Services LLC (collectively, “Crown”), companies controlled by Mr. Chera’s family. Crown has a nominal minority interest in our Manhattan High Street and Times Square JV. Crown also has an approximately 10% interest in our 697-703 Fifth Avenue property. Additionally, we have other investments with Crown.

66	VORNADO REALTY TRUST
2025 PROXY STATEMENT
REPORT OF THE AUDIT COMMITTEE

The Audit Committee’s purposes are to: (i) assist the Board of Trustees of Vornado Realty Trust, a Maryland real estate investment trust (the “Company”), in its oversight of (a) the integrity of the Company’s financial statements, (b) the Company’s compliance with legal and regulatory requirements, (c) the qualifications and independence of the Company’s independent registered public accounting firm, and (d) the performance of the Company’s independent registered public accounting firm and the Company’s internal audit function; and (ii) prepare an Audit Committee report as required by the Securities and Exchange Commission (“SEC”) for inclusion in the Company’s annual proxy statement. The function of the Audit Committee is oversight. The Board of Trustees, in its business judgment and upon the recommendation of the Corporate Governance and Nominating Committee of the Board, has determined that all members of the Audit Committee are “independent,” as required by applicable listing standards of the New York Stock Exchange (“NYSE”), as currently in effect, and in accordance with the rules and regulations promulgated by the SEC. The Board of Trustees has also determined that each member of the Audit Committee is financially literate and has accounting or related financial management expertise, as such qualifications are defined under the rules of the NYSE and that each of Ms. Puri and Mr. Tisch is an “audit committee financial expert” within the meaning of the rules of the SEC. The Audit Committee operates pursuant to an Audit Committee Charter.
Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and for the establishment and effectiveness of internal control over financial reporting, and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm, Deloitte & Touche LLP, is responsible for planning and carrying out a proper audit of the Company’s annual financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”), expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles and auditing the effectiveness of internal control over financial reporting.
In performing its oversight role, the Audit Committee has considered and discussed the audited consolidated financial statements with management and Deloitte & Touche LLP. The Audit Committee has also discussed with Deloitte & Touche LLP the matters required to be discussed by PCAOB Auditing Standard No. 16, Communications with Audit Committees. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence. The Audit Committee has also discussed with the independent registered public accounting firm its independence. The independent registered public accounting firm has free access to the Audit Committee to discuss any matters the firm deems appropriate.
Based on the reports and discussions described in the preceding paragraph and subject to the limitations on the role and responsibilities of the Audit Committee referred to below and in the Audit Committee Charter in effect during 2024, the Audit Committee recommended to the Board of Trustees that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s consolidated financial statements has been carried out in accordance with the auditing standards of the PCAOB, that the consolidated financial statements are presented in accordance with accounting principles generally accepted in the United States of America or that Deloitte & Touche LLP is in fact “independent” or the effectiveness of the Company’s internal controls.
The Audit Committee of the Board of Trustees
BEATRICE HAMZA BASSEY
MANDAKINI PURI
DANIEL R. TISCH

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PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, the “Deloitte Entities”) have been the Company’s independent registered public accounting firm since 1976. The Audit Committee selected Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. Among other matters, the Audit Committee concluded that current requirements for audit partner rotation, limitation of services and other regulations affecting the audit engagement process substantially assist in supporting auditor independence. As a matter of good corporate governance, the Audit Committee has determined to submit its selection to shareholders for ratification. In the event that this selection of an independent registered public accounting firm is not ratified by the affirmative vote of a majority of the votes cast on the proposal, the Audit Committee will review its future selection of an independent registered public accounting firm but will retain all rights of selection.
Even if the selection of the Deloitte Entities is ratified at the Annual Meeting, the Audit Committee, in its discretion, may change the appointment at any time during the year.
We expect that representatives of the Deloitte Entities will be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Audit Fees
The aggregate fees billed by the Deloitte Entities for the years ended December 31, 2024 and 2023, for professional services rendered for the audits of the Company’s annual consolidated financial statements included in the Company’s Annual Reports on Form 10-K, for the reviews of the consolidated interim financial statements included in the Company’s Quarterly Reports on Form 10-Q and reviews of other filings or registration statements under the Securities Act of 1933, as amended, and the Securities Exchange Act during those fiscal years were $2,868,000 and $2,854,000, respectively.
Audit-Related Fees
The aggregate fees billed by the Deloitte Entities for the years ended December 31, 2024 and 2023 for professional services rendered that are related to the performance of the audits or reviews of the Company’s consolidated financial statements which are not reported above under “Audit Fees” were $1,424,000 and $1,322,000, respectively. “Audit-Related Fees” generally includes fees for stand-alone audits of subsidiaries.
Tax Fees
The aggregate fees billed by the Deloitte Entities for the years ended December 31, 2024 and 2023 for professional services rendered for tax compliance, tax advice and tax planning were $1,310,000 and $1,168,000, respectively. “Tax Fees” generally include fees for tax consultations regarding return preparation and REIT tax law compliance.
All Other Fees
Other than those described above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” billed by the Deloitte Entities for the years ended December 31, 2024 and 2023, there were $152,000 and $0 respectively in other fees billed by the Deloitte Entities.
Pre-Approval Policies and Procedures
In May 2003, the Audit Committee established a policy of reviewing and approving engagement letters with the Deloitte Entities for the services described above under “Audit Fees” before the provision of those services commences. For all other services, the Audit Committee has detailed policies and procedures pursuant to which it has pre-approved the use of the Deloitte Entities for specific services for which the Audit Committee has set an aggregate quarterly limit of $250,000 on the amount of other services that the Deloitte Entities can provide the Company. Any services not specified that exceed the quarterly limit, or which would cause the amount of total other services provided by the Deloitte Entities to exceed the quarterly limit, must be approved by the Audit Committee Chairman before the provision of such services commences. The Audit Committee also requires

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management to provide it with regular quarterly reports of the amount of services provided by the Deloitte Entities. Since the adoption of such policies and procedures, all of such fees were approved by the Audit Committee in accordance therewith.
The Board of Trustees recommends that you vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.
The affirmative vote of a majority of the votes cast on this proposal at the Annual Meeting, assuming a quorum is present, is required for its approval. Because banks, brokers and other nominees are entitled to vote on this matter in their discretion if they do not receive instructions from the applicable beneficial owner of Shares, we do not expect there to be any broker non-votes on this proposal. Abstentions will not be counted as votes cast and will have no effect on the result of this vote.

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PROPOSAL 3: NON-BINDING, ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION

The CD&A section appearing earlier in this proxy statement describes our executive compensation program and the compensation decisions made by the Compensation Committee in or for 2024 with respect to our Chief Executive Officer and other officers named in the Summary Compensation Table (whom we refer to as the “Named Executive Officers”). In accordance with the rules and regulations of the SEC, the Board of Trustees is asking shareholders to vote for the following non-binding, advisory resolution:
Advisory Resolution on Executive Compensation
Proposal:   That the shareholders of Vornado Realty Trust (the “Company”) approve, by a non-binding, advisory resolution, the compensation of the Company’s executive officers named in the Summary Compensation Table, as disclosed in the proxy statement for this Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure includes the Compensation Discussion and Analysis, the tables and the related footnotes and narrative accompanying the tables contained in our “Executive Compensation” section).
Supporting Statement:   In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, our shareholders have the opportunity to vote to approve, on an advisory and non-binding basis, the compensation of our Named Executive Officers. At our 2023 Annual Meeting of Shareholders, our shareholders elected, via an affirmative vote of a majority of all votes cast on the matter, to hold such non-binding, advisory votes on executive compensation on an annual basis, and, accordingly, we have elected to continue to annually hold an advisory vote on the compensation of our Named Executive Officers.
Our executive compensation programs are described in detail in this proxy statement in the section titled “Compensation Discussion and Analysis,” the accompanying tables and the related narrative disclosure in this Proxy Statement. These programs are designed to attract and retain talented individuals who possess the skills and expertise necessary to lead Vornado and to promote our business objectives while aligning the interests of the Named Executive Officers with our shareholders to enhance positive financial results. The Compensation Committee regularly assesses all elements of the compensation paid to our Named Executive Officers.
The results of this advisory vote are not binding on the Compensation Committee, the Company or our Board of Trustees. Nevertheless, our Board of Trustees values input from our shareholders and will consider carefully the results of this vote when making future decisions concerning executive compensation.
The Board of Trustees unanimously recommends a vote “FOR” the non-binding, advisory resolution on executive compensation.
The affirmative vote of a majority of the votes cast on this proposal at the Annual Meeting, assuming a quorum is present, is necessary to approve, on an advisory basis, the compensation of our Named Executive Officers. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of this vote.

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INCORPORATION BY REFERENCE

To the extent this proxy statement is incorporated by reference into any other filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act, the sections entitled “Compensation Committee Report on Executive Compensation” and “Report of the Audit Committee” (to the extent permitted by the rules of the SEC) will not be deemed incorporated unless provided otherwise in such filing.
ADDITIONAL MATTERS TO COME BEFORE THE MEETING

The Board does not intend to present any other matter, nor does it have any information that any other matter will be brought before the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, it is the intention of each of the individuals named in the accompanying proxy to vote said proxy in accordance with his or her discretion on such matters.
PROXY AUTHORIZATION VIA THE INTERNET OR BY TELEPHONE

We have established procedures by which shareholders may authorize their proxies via the Internet or by telephone. You may also authorize your proxy by mail. Please see the proxy card or voting instruction form accompanying this proxy statement for specific instructions on how to authorize your proxy by any of these methods.
Proxies authorized via the Internet or by telephone must be received by 11:59 P.M., New York City time, on Wednesday, May 21, 2025. Authorizing your proxy via the Internet or by telephone will not affect your right to revoke your proxy should you decide to do so.
The Internet and telephone proxy authorization procedures are designed to authenticate shareholders’ identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. The Company has been advised that the Internet and telephone proxy authorization procedures that have been made available are consistent with the requirements of applicable law. Shareholders authorizing their proxies via the Internet or by telephone should understand that there may be costs associated with voting in these manners, such as charges from Internet access providers and telephone companies, that must be borne by the shareholder.
HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers, broker-dealers and other similar organizations acting as nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this proxy statement may have been sent to multiple shareholders in your household. If you would prefer to receive separate copies of a proxy statement or annual report for other shareholders in your household, either now or in the future, please contact your bank, broker, broker-dealer or other similar organization serving as your nominee. Upon written or oral request by a shareholder of record to the Company at 888 Seventh Avenue, New York, New York 10019, or via telephone at 212-894-7000, the Company will provide separate copies of the annual report and/or this proxy statement to such shareholder. If a shareholder of record receives multiple copies of the annual report and/or this proxy statement, he or she may request householding in the future by contacting the Company at 888 Seventh Avenue, New York, New York 10019 or calling 212-894-7000.
ADVANCE NOTICE FOR SHAREHOLDER NOMINATIONS AND SHAREHOLDER PROPOSALS

The Bylaws of the Company currently provide that in order for a shareholder to nominate a candidate for election as a Trustee at an Annual Meeting of Shareholders outside of the proxy access provision in the Bylaws described below or propose business for consideration at such meeting (other than a proposal for inclusion in the proxy statement for the Company’s Annual Meeting of Shareholders in 2026 pursuant to Rule 14a-8 under the Securities

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Exchange Act), notice must be delivered to the Secretary of the Company at our principal executive office no earlier than the 150th day, nor later than 5:00 p.m., Eastern time, on the 120th day, prior to the first anniversary of the date of the proxy statement of the preceding year’s Annual Meeting of Shareholders and must include certain information specified in our current Bylaws. As a result, any notice given by or on behalf of a shareholder pursuant to the provisions of our current Bylaws (other than the proxy access provision) must comply with the requirements of our current Bylaws and must be delivered to the Secretary of the Company at the principal executive office of the Company, 888 Seventh Avenue, New York, New York 10019, not earlier than November 9, 2025, and not later than 5:00 p.m. Eastern time on December 9, 2025.
Shareholders providing notice to the Company under the SEC’s Rule 14a-19 who intend to solicit proxies in support of nominees other than the Company’s nominees for the 2026 Annual Meeting must comply with the above deadlines, the requirements of our current Bylaws and any additional requirements of Rule 14a-19(b), including providing a statement that such shareholder intends to solicit the holders of Shares representing at least 67% of the voting power of the common shares entitled to vote on the election of trustees in support of trustee nominees other than the Company’s nominees.
Shareholders who wish to submit a “proxy access” nomination for inclusion in our proxy statement in connection with our 2025 Annual Meeting of Shareholders must submit a written notice in compliance with the procedures and along with the other information required by our current Bylaws to the Secretary of the Company at the principal executive office of the Company, 888 Seventh Avenue, New York, New York 10019, not earlier than November 9, 2025, and not later than 5:00 p.m. Eastern time on December 9, 2025.
The Board of Trustees may amend the Bylaws from time to time.
Shareholders interested in presenting a proposal for inclusion in the proxy statement for the Company’s Annual Meeting of Shareholders in 2025 may do so by following the procedures in Rule 14a-8 under the Securities Exchange Act. To be eligible for inclusion, shareholder proposals must be received at the principal executive office of the Company, 888 Seventh Avenue, New York, New York 10019, Attention: Secretary, not later than December 9, 2025.
By Order of the Board of Trustees,
Steven J. Borenstein
Secretary
New York, New York
April 8, 2025
It is important that proxies be returned promptly. Please authorize your proxy over the Internet, by telephone or by executing and returning a proxy card or voting instruction form.

888 Seventh Avenue, New York, New York 10019

VORNADO REALTY TRUST 888 SEVENTH AVENUE NEW YORK, NY 10019 SCAN TO VIEW MATERIALS & VOTEVOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 21, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/VNO2025You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 21, 2025. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V62953-P26861KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYVORNADO REALTY TRUSTFor WithholdFor AllTo withhold authority to vote for any individualThe Board of Trustees recommends you vote FORAllAllExceptnominee(s), mark "For All Except" and write thenumber(s) of the nominee(s) on the line below.the following: 1.Election of Trustees!!!Nominees:01)Steven Roth06)David M. Mandelbaum02)Candace K. Beinecke07)Raymond J. McGuire03)Michael D. Fascitelli08)Mandakini Puri04)Beatrice Hamza Bassey09)Daniel R. Tisch05)William W. Helman IV10)Russell B. Wight, Jr.The Board of Trustees recommends you vote FOR proposals 2 and 3.2.RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR. 3.NON-BINDING, ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION. NOTE: SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. For Against Abstain! ! !! ! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.V62954-P26861VORNADO REALTY TRUSTThis Proxy is solicited on behalf of the Board of Trustees for the 2025 Annual Meeting of ShareholdersMay 22, 2025 11:30 A.M.The undersigned shareholder, revoking all prior proxies, hereby appoints Steven Roth and Michael J. Franco, or either of them, as proxies for the undersigned, each with full power of substitution, to attend and participate in the Annual Meeting of Shareholders of Vornado Realty Trust, a Maryland real estate investment trust (the "Company"), to be held on Thursday, May 22, 2025 at 11:30 A.M., New York Time, and any postponements or adjournments thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. Each proxy is authorized to vote as directed on the reverse side hereof upon the proposals which are more fully set forth in the Proxy Statement and otherwise in his discretion upon such other business as may properly come before the meeting and all postponements or adjournments thereof, all as more fully set forth in the Notice of Annual Meeting of Shareholders and Proxy Statement, which are incorporated by reference. Receipt of the Notice of Annual Meeting of Shareholders, the Proxy Statement in connection with such meeting and the 2024 Annual Report to Shareholders is hereby acknowledged.WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED (1) "FOR" THE ELECTION OF EACH NOMINEE FOR TRUSTEE, (2) "FOR" THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND (3) "FOR" THE NON-BINDING, ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTERS THAT MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.Continued and to be signed on reverse side